================================================================================



                           FIRST AMENDED AND RESTATED
                                CREDIT AGREEMENT

                                      among

                                  ULTRAK, INC.,
                                    Borrower


                             BANK ONE, TEXAS, N.A.,
                              Administrative Agent

                                       and

                                CERTAIN LENDERS,
                                     Lenders



                                 AUGUST 12, 1999




                                 [BANK ONE LOGO]




                              $20,000,000 TERM LOAN
                         $30,000,000 REVOLVING FACILITY




================================================================================

                                            TABLE OF CONTENTS
SECTION 1.        DEFINITIONS AND TERMS.......................................................1
         1.1      Definitions.................................................................1
         1.2      Time References............................................................17
         1.3      Other References...........................................................17
         1.4      Accounting Principles......................................................18

SECTION 2.        COMMITMENT.................................................................18
         2.1      Term Loan..................................................................18
         2.2      Revolving Facility.........................................................18
         2.3      Borrowing Procedure........................................................19
         2.4      Letters of Credit..........................................................20
         2.5      Borrowing Requests and LC Requests.........................................22
         2.6      Termination................................................................22

SECTION 3.        TERMS OF PAYMENT...........................................................22
         3.1      Notes and Payments.........................................................22
         3.2      Interest and Principal Payments............................................23
         3.3      Interest Options...........................................................25
         3.4      Quotation of Rates.........................................................25
         3.5      Default Rate...............................................................25
         3.6      Interest Recapture.........................................................25
         3.7      Interest Calculations......................................................26
         3.8      Maximum Rate...............................................................26
         3.9      Interest Periods...........................................................27
         3.10     Conversions................................................................27
         3.11     Order of Application.......................................................28
         3.12     Sharing of Payments, Etc...................................................28
         3.13     Offset.....................................................................28
         3.14     Booking Borrowings.........................................................28
         3.15     Basis Unavailable or Inadequate for LIBOR Rate or Eurocurrency Rate........28
         3.16     Additional Costs...........................................................29
         3.17     Change in Governmental Requirements........................................30
         3.18     Funding Loss...............................................................30
         3.19     Foreign Lenders, Participants, and Assignees...............................31

SECTION 4.        FEES.......................................................................31
         4.1      Treatment of Fees..........................................................31
         4.2      Arrangement and Underwriting Fees..........................................31
         4.3      Unused Facility Fee........................................................31
         4.4      LC Fees....................................................................32
         4.5      Prepayment Fee.............................................................32

SECTION 5.        SECURITY...................................................................32
         5.1      Guaranty...................................................................32
         5.2      Collateral.................................................................32
         5.3      Creation of Liens and Further Assurances...................................33
         5.4      Change in Tax Laws.........................................................33
         5.5      Release of Collateral......................................................33

SECTION 6.        CONDITIONS PRECEDENT.......................................................33
         6.1      Initial Advances...........................................................33
         6.2      All Borrowings.............................................................34
         6.3      Permitted Acquisitions.....................................................34

SECTION 7.        REPRESENTATIONS AND WARRANTIES.............................................34
         7.1      Purpose and Regulation U...................................................34
         7.2      Corporate Existence, Good Standing, Authority and Locations................35
         7.3      Subsidiaries and Names.....................................................35
         7.4      Authorization and Contravention............................................35
         7.5      Binding Effect.............................................................36
         7.6      Financials.................................................................36
         7.7      Solvency...................................................................36
         7.8      Litigation.................................................................36
         7.9      Taxes......................................................................36
         7.10     Environmental Matters......................................................36
         7.11     Employee Plans.............................................................36
         7.12     Properties; Liens..........................................................37
         7.13     Government Regulations.....................................................37
         7.14     Transactions with Affiliates...............................................37
         7.15     Debt.......................................................................37
         7.16     Leases.....................................................................37
         7.17     Labor Matters..............................................................37
         7.18     Intellectual Property......................................................37
         7.19     Insurance..................................................................38
         7.20     Year 2000 Issues...........................................................38
         7.21     Full Disclosure............................................................38

SECTION 8.        AFFIRMATIVE COVENANTS......................................................38
         8.1      Certain Items Furnished....................................................38
         8.2      Use of Credit..............................................................40
         8.3      Books and Records..........................................................40
         8.4      Inspections................................................................40
         8.5      Taxes......................................................................40
         8.6      Payment of Obligation......................................................40
         8.7      Expenses...................................................................40
         8.8      Maintenance of Existence, Assets and Business..............................40
         8.9      Insurance..................................................................41
         8.10     Compliance with Governmental Requirements..................................41
         8.11     Subsidiary Guaranties and Pledges..........................................41
         8.12     Indemnification............................................................41
         8.13     Post-Closing Covenants.....................................................42

SECTION 9.        NEGATIVE COVENANTS.........................................................43
         9.1      Payroll Taxes..............................................................43
         9.2      Debt.......................................................................43
         9.3      Liens......................................................................44
         9.4      Employee Plans.............................................................45
         9.5      Transactions with Affiliates...............................................45
         9.6      Compliance with Governmental Requirements and Documents....................45
         9.7      Investments................................................................46

         9.8      Distributions; Other Payments..............................................47
         9.9      Disposition of Assets......................................................47
         9.10     Mergers, Consolidations, Dispositions and Dissolutions.....................47
         9.11     Assignment.................................................................47
         9.12     Fiscal Year and Accounting Methods.........................................48
         9.13     New Businesses.............................................................48
         9.14     Government Regulations.....................................................48
         9.15     Strict Compliance..........................................................48

SECTION 10.       FINANCIAL COVENANTS........................................................48
         10.1     Leverage Ratio.............................................................48
         10.2     Fixed Charge Coverage Ratio................................................48
         10.3     Minimum Net Worth..........................................................48
         10.4     Capital Expenditures.......................................................49
         10.5     Liquidity Ratio............................................................49
         10.6     Special Charges Affecting Covenant Calculations............................49

SECTION 11.       EVENT OF DEFAULT...........................................................49
         11.1     Payment of Obligation......................................................49
         11.2     Covenants..................................................................49
         11.3     Debtor Relief..............................................................49
         11.4     Judgments and Attachments..................................................49
         11.5     Government Action..........................................................50
         11.6     Misrepresentation..........................................................50
         11.7     Ownership of Other Companies...............................................50
         11.8     Change of Control of Borrower..............................................50
         11.9     Change in Management.......................................................50
         11.10    Other Funded Debt..........................................................50
         11.11    Hedging Agreements.........................................................51
         11.12    Validity and Enforceability................................................51
         11.13    Material Agreement Default or Cancellation.................................51
         11.14    LCs........................................................................51

SECTION 12.       RIGHTS AND REMEDIES........................................................51
         12.1     Remedies Upon Event of Default.............................................51
         12.2     Company Waivers............................................................52
         12.3     Performance by Administrative Agent........................................52
         12.4     Not in Control.............................................................52
         12.5     Course of Dealing..........................................................52
         12.6     Cumulative Rights..........................................................53
         12.7     Application of Proceeds....................................................53
         12.8     Certain Proceedings........................................................53
         12.9     Expenditures by Administrative Agent or Lenders............................53
         12.10    Diminution in Value of Collateral..........................................53

SECTION 13.       ADMINISTRATIVE AGENT AND LENDERS...........................................53
         13.1     Administrative Agent.......................................................53
         13.2     Expenses...................................................................55
         13.3     Proportionate Absorption of Losses.........................................55
         13.4     Delegation of Duties; Reliance.............................................55
         13.5     Limitation of Administrative Agent's Liability.............................55

         13.6     Event of Default...........................................................56
         13.7     Collateral Matters.........................................................56
         13.8     Limitation of Liability....................................................57
         13.9     Relationship of Lenders....................................................57
         13.10    Benefits of Agreement......................................................57

SECTION 14.       MISCELLANEOUS..............................................................58
         14.1     Nonbusiness Days...........................................................58
         14.2     Communications.............................................................58
         14.3     Form and Number of Documents...............................................58
         14.4     Exceptions to Covenants....................................................58
         14.5     Survival...................................................................58
         14.6     Governing Governmental Requirements........................................58
         14.7     Invalid Provisions.........................................................59
         14.8     Conflicts Between Credit Documents.........................................59
         14.9     Discharge and Certain Reinstatement........................................59
         14.10    Amendments, Consents, Conflicts, and Waivers...............................59
         14.11    Multiple Counterparts......................................................60
         14.12    Parties....................................................................60
         14.13    Venue, Service of Process, and Jury Trial..................................61
         14.14    Restatement of Existing Agreement..........................................62
         14.15    Entirety...................................................................62

                                    SCHEDULES

Schedule 2           -        Lenders and Commitments
Schedule 7.3         -        Information Regarding Companies
Schedule 7.8         -        Litigation



                                    EXHIBITS

Exhibit A            -        Term Note
Exhibit B            -        Revolving Note
Exhibit C            -        Guaranty Agreement
Exhibit D            -        Security Agreement
Exhibit E            -        Borrowing Request
Exhibit F            -        Conversion Notice
Exhibit G            -        LC Request
Exhibit H            -        Borrowing Base Report
Exhibit I            -        Compliance Certificate
Exhibit J            -        Permitted Acquisition Compliance Certificate
Exhibit K            -        Opinion of Borrower's Counsel
Exhibit L            -        Assignment and Assumption Agreement

                   FIRST AMENDED AND RESTATED CREDIT AGREEMENT


         THIS FIRST AMENDED AND RESTATED CREDIT AGREEMENT is entered into as of August 12, 1999, among ULTRAK, INC., a Delaware corporation ("BORROWER"), certain Lenders (defined below), and BANK ONE, TEXAS, N.A., as Administrative Agent (defined below) for itself and the other Lenders.


                              PRELIMINARY STATEMENT

         A. Borrower is a U.S.-based multinational corporation that designs, manufactures, markets, sells and services electronic products and systems for use in security and surveillance, industrial and medical video and professional audio markets worldwide.

         B. Borrower, Administrative Agent and Lenders are party to the Existing Agreement whereby Lenders have extended credit to Borrower to provide for, among other things, (i) a term loan facility in the aggregate principal amount of $20,000,000, and (ii) a revolving loan and standby letter of credit facility in the aggregate principal amount of up to $30,000,000.

         C. The credit facilities described above (i) are secured by unlimited guaranties from each of Borrower's Domestic Subsidiaries (defined below), (ii) are further secured by Lender Liens (defined below) on all of the assets of the Domestic Companies (defined below), and (iii) are further secured by Lender Liens on a certain percentage of the capital stock of Borrower's directly-owned Foreign Subsidiaries (defined below) and by a pledge of all notes receivable now or in the future executed by any Foreign Subsidiary in favor of Borrower or any other Domestic Company (defined below).

         D. Borrower has requested that the Existing Agreement be amended, modified and restated in the form of this agreement.

         E. Upon and subject to the terms and conditions of this agreement, Administrative Agent and Lenders are willing to entirely amend and restate the Existing Agreement in the form of this agreement.

         ACCORDINGLY, for adequate and sufficient consideration, Borrower, Lenders and Administrative Agent agree as follows:

SECTION 1.        DEFINITIONS AND TERMS.

         1.1      Definitions.  As used in the Credit Documents:

         "ACQUISITION" means any transaction or series of related transactions for the purpose of or resulting, directly or indirectly, in (a) the acquisition by any Company of all or substantially all of the assets of a Person or of any business or division of a Person, (b) the acquisition by any Company of more than 50% of any class of Voting Stock (or similar ownership interests) of any Person (provided that, formation or organization of any entity shall not constitute an "Acquisition" to the extent that the amount of the loan, advance, investment, or capital contribution in such entity constitutes a permitted investment under SECTION 9.7), or (c) a merger, consolidation, amalgamation, or other combination by any Company with another Person.

         "ADJUSTED CURRENT ASSETS" means, at any time, for the Companies on a consolidated basis, (i) current assets as defined by GAAP, minus (ii) prepaid expenses, minus (iii) investments in discontinued operations, minus (iv) advances for inventory purchases, minus (v) marketable securities (including, without limitation, the Permitted Investments described in CLAUSES (f) through (h) of SECTION 9.7), minus (vi) Non-Qualifying Accounts Receivable.

         "ADJUSTED CURRENT LIABILITIES" means, at any time, for the Companies on a consolidated basis, (i) current liabilities as defined by GAAP (including, without limitation, all outstanding indebtedness under the Revolving Facility), minus (ii) CMLTD.

         "ADJUSTED FIXED ASSETS" means the fixed plant and equipment located in the United States owned by any Domestic Company, but which excludes (i) the fixed plant and equipment subject to the TROL Financing, (ii) the Companies' "SAP" accounting software and all related implementation costs, and (iii) any other computer software and related implementation costs that have been capitalized for financial reporting purposes in accordance with GAAP (provided that, notwithstanding the exclusions described in this clause (iii), up to $1,000,000 in Book Value of the types of assets described in this clause (iii) may be included in the definition of "Adjusted Fixed Assets").

         "ADMINISTRATIVE AGENT" means, at any time, Bank One, Texas, N.A. (or its successor appointed under SECTION 13), acting as administrative, managing, syndication and collateral agent for Lenders under the Credit Documents. References to Administrative Agent in respect of LCs are to that institution in its individual capacity.

         "AFFILIATE" of a Person means any other Person who directly or indirectly controls, is controlled by, or is under common control with that Person. For purposes of this definition (a) "control," "controlled by," and "under common control with" mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of voting securities or other interests, by contract or otherwise) and
(b) the Companies are "Affiliates" of each other.

         "APPLICABLE MARGIN" means, for any day, the percentage of interest over the Base Rate, the LIBOR Rate, or the Eurocurrency Rate, as the case may be, that is applicable when the Base Rate, the LIBOR Rate, or the Eurocurrency Rate, as applicable, is determined under this agreement, which margin of interest shall be determined in accordance with the provisions as follows:

                  (a) From the Closing Date through the quarterly period for which Administrative Agent has received the corresponding quarterly Financials and Compliance Certificate, and (without duplication) has therefor received the Financials and Compliance Certificate for the fiscal quarter ending June 30, 1999, in each case, the receipt of which occurred within the time periods prescribed by this agreement, the Applicable Margin shall be 2.125% for LIBOR Rate Borrowings and Eurocurrency Borrowings, and 0.000% for Base Rate Borrowings and the Applicable Percentage shall be 0.375%.

                  (b) After Administrative Agent's timely receipt of the Financials and Compliance Certificates referred to in the preceding CLAUSE (a), (i) the Applicable Margin and Applicable Percentage in effect for the quarterly (the "INITIAL RESET PERIOD") period immediately following the most recent quarterly period covered by such Financials shall be based upon the ratio of the Companies' Funded Debt to EBITDA as determined from such Financials and related Compliance Certificate and (ii) the Applicable Margin and Applicable Percentage in effect for each successive quarterly period (an "APPLICABLE PERIOD") subsequent to the Initial Reset Period shall be based upon the ratio of the Companies' Funded Debt to EBITDA as determined from the quarterly Financials and related Compliance Certificate covering the quarterly period immediately preceding such Applicable Period, in each case, such Applicable Margin shall conform to the corresponding margin set forth in the table in the following CLAUSE (d) of this definition, and such Applicable Percentage shall conform to the corresponding margin set forth in the table contained in the definition of the term Applicable

         Percentage; provided, however, at all times the foregoing shall be subject to the provisions of CLAUSE (e) of this definition.

                  (c) For purposes of the definitions of the terms Applicable Margin and Applicable Percentage, EBITDA is calculated for the Companies' most recently-completed-four-fiscal quarters, and Funded Debt is determined as of the last day of that four-fiscal-quarter period.

                  (d) The Applicable Margin is based on the corresponding ratio of the Companies' Funded Debt to EBITDA as stated in the table below.


          ===========================================================================================================

                                                       APPLICABLE MARGIN FOR BASE      APPLICABLE MARGIN FOR LIBOR
               RATIO OF FUNDED DEBT TO EBITDA               RATE BORROWINGS               RATE AND EUROCURRENCY
                                                                                               BORROWINGS
          ------------------------------------------ ------------------------------- --------------------------------
          Less than or equal to 5.00 to 1.00, but                0.000%                          2.750%
          greater than or equal to 4.50 to 1.00
          ------------------------------------------ ------------------------------- --------------------------------

          Less than 4.50 to 1.00, but greater than               0.000%                          2.125%
          or equal to 4.00 to 1.00
          ------------------------------------------ ------------------------------- --------------------------------

          Less than 4.00 to 1.00, but greater than               0.000%                          1.500%
          or equal to 3.50 to 1.00
          ------------------------------------------ ------------------------------- --------------------------------

          Less than 3.50 to 1.00, but greater than               0.000%                          1.250%
          or equal to 3.00 to 1.00
          ------------------------------------------ ------------------------------- --------------------------------

          Less than 3.00 to 1.00, but greater than               0.000%                          1.000%
          or equal to 2.00 to 1.00
          ------------------------------------------ ------------------------------- --------------------------------

          Less than 2.00 to 1.00                                 0.000%                          0.750%
          ===========================================================================================================

                  (e) If Borrower fails to furnish to Administrative Agent any Financials and related Compliance Certificate within the time periods and of the nature and scope required by this agreement, then the maximum Applicable Margin and Applicable Percentage shall apply for the entirety of the applicable quarterly period unless Administrative Agent, in its absolute discretion, otherwise agrees with respect to a particular quarterly period. Notwithstanding anything to the contrary contained in any Credit Document, (i) at all times that an Event of Default shall exist and the Default Rate shall not be in effect, the Applicable Margin and the Applicable Percentage shall be the maximum Applicable Margin and Applicable Percentage, respectively and (ii) at all times that the Default Rate shall be in effect, it shall be in effect in lieu of any Applicable Margin, and the Applicable Percentage shall be the maximum Applicable Percentage.

         "APPLICABLE PERCENTAGE" means, for any day, a percentage applicable under SECTION 4.3, subject to adjustment (upwards or downwards, as appropriate), which is calculated and determined as provided in the definition of the term Applicable Margin and is based on the corresponding ratio of the Companies' Funded Debt to EBITDA, as follows:

          ===========================================================================================================

                                RATIO OF FUNDED DEBT TO EBITDA                             APPLICABLE PERCENTAGE
          ---------------------------------------------------------------------------- ------------------------------
          Less than or equal to 5.00 to 1.00, but greater than or equal to 4.50 to                0.500%
          1.00
          ---------------------------------------------------------------------------- ------------------------------

          Less than 4.50 to 1.00, but greater than or equal to 4.00 to 1.00                       0.375%
          ---------------------------------------------------------------------------- ------------------------------

          Less than 4.00 to 1.00, but greater than or equal to 3.50 to 1.00                       0.375%
          ---------------------------------------------------------------------------- ------------------------------

          Less than 3.50 to 1.00, but greater than or equal to 3.00 to 1.00                       0.250%
          ---------------------------------------------------------------------------- ------------------------------

          Less than 3.00 to 1.00, but greater than or equal to 2.00 to 1.00                       0.125%
          ---------------------------------------------------------------------------- ------------------------------

          Less than 2.00 to 1.00                                                                  0.125%
          ===========================================================================================================

         "APPROVED FOREIGN CREDIT INSURANCE" means a policy of private insurance that (a) insures the payment and collection of individual accounts on which the account debtor is Foreign, (b) is issued by one or more Persons acceptable to Administrative Agent in its sole discretion, (c) is in form and substance acceptable to Administrative Agent in its sole discretion, including, without limitation, containing provisions for the payment of claims within 120 days of the request therefor, and (d) has been pledged and assigned to Administrative Agent for Lenders in a manner acceptable to Administrative Agent in its sole discretion.

         "ASSIGNEE" is defined in SECTION 14.12(c).

         "ASSIGNMENTS" is defined in SECTION 14.12(c).

         "ASSOCIATED COSTS RATE" means, in relation to each Borrowing, the percentage rate from time to time determined by Administrative Agent or the Eurocurrency Lending Installation in accordance with the formula or other guidance provided by the British Bankers Association from time to time in force, as reflecting the average (rounded to the nearest 1/32 of 1%), of the costs, losses or differences in return which would be suffered or incurred by each of the Lenders as a result of (i) funding (at the Eurocurrency Rate and on a match funded basis) any special deposit or cash ratio deposit required to be placed with the Bank of England (or any other authority which replaces all or any of its functions), and/or (ii) any charge imposed by the British Financial Services Authority (or any other authority which replaces all or any of its functions).

         "BASE EUROCURRENCY RATE" means, with respect to a Eurocurrency Borrowing for the relevant Interest Period, the applicable London interbank offered rate for deposits denominated in the Eurocurrency requested in connection with that Eurocurrency Borrowing appearing on Dow Jones Markets (Telerate) Page 3750 (or the equivalent Reuters or Bloomberg pages) as of 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period (or, alternatively, on the first day of the Interest Period in the case of Eurocurrency Borrowings denominated in pounds sterling), and having a maturity equal to such Interest Period, provided that if such rate is not available from the above-referenced sources, then such rate shall be otherwise independently determined by the Eurocurrency Lending Installation from an alternate, substantially similar independent service available to the Eurocurrency Lending Installation or shall be calculated by the Eurocurrency Lending Installation by a substantially similar methodology as that theretofore used to determine the Base Eurocurrency Rate.

         "BASE RATE" means, for any day, the greater of (i) an annual interest rate equal from day to day to the floating annual interest rate established by Administrative Agent from time to time as its base rate of interest, which may not be the lowest or best interest rate charged by Administrative Agent on loans similar to the Borrowings and (ii) the sum of the Fed Funds Rate plus 0.5%.

         "BASE RATE BORROWING" means a Borrowing under the Domestic Sublimit advanced to Borrower through Administrative Agent in accordance with SECTION 2.3, which Borrowing bears interest at the sum of the Base Rate plus the Applicable Margin.

         "BELGIUM FACILITY DEBT" means the indebtedness described in SECTION 9.2(a)(vii).

         "BOOK VALUE" means for any asset, as of any particular date, the value (net of accumulated depreciation) at which that asset is properly reflected on the books of the Companies in accordance with GAAP.

         "BORROWER" is defined in the preamble to this agreement.

         "BORROWING" means any amount disbursed (i) by one or more Lenders to or on behalf of Borrower under the Credit Documents, either as an original disbursement of funds or a renewal, extension, modification or continuation of an amount outstanding, or a payment under an LC, or (ii) by any Lender in accordance with, and to satisfy a Company's obligations under, any Credit Document.

         "BORROWING BASE" means, at any time, the sum, without duplication, of
(a) 80% of Eligible Accounts plus (b) 50% of Eligible Inventory, plus (c) 50% of the Market Value of Borrower's Permitted Investment in Detection Systems, Inc., plus (d) 80% of the Market Value of Borrower's Permitted Public Company Holdings, plus (e) 100% of the then-current account balance in the Money Market Account, plus (f) 50% of the aggregate Book Value of the Adjusted Fixed Assets.

         "BORROWING BASE DEFICIENCY" means the amount by which Principal Debt outstanding under the Revolving Facility and the Term Loan exceeds, for any reason, the limitation in SECTION 2.2(d).

         "BORROWING BASE REPORT" means a report substantially in the form of EXHIBIT H and otherwise in form and scope acceptable to Administrative Agent.

         "BORROWING DATE" is defined in SECTION 2.3(a).

         "BORROWING REQUEST" means a request, subject to SECTION 2.3(a), substantially in the form of EXHIBIT D and otherwise in form and scope acceptable to Administrative Agent.

         "BUSINESS DAY" means (i) for purposes of any LIBOR Rate Borrowing, a day when commercial banks are open for international business in London, England, (ii) for purposes of any Eurocurrency Borrowing, a TARGET Settlement Date in the case of Eurocurrency Borrowings denominated in euros or a day on which commercial banks in both London, England and in the principal financial center of the country in which the Eurocurrency Borrowing is to be denominated are both open for substantially all of their business in the case of Eurocurrency Borrowings denominated in any other Eurocurrency, and (iii) for all other purposes, any day other than Saturday, Sunday and any other day that commercial banks are authorized by applicable Governmental Requirements to be closed in Texas.

         "CAPITAL LEASE" means any capital lease or sublease that is required by GAAP to be capitalized on a balance sheet.

         "CASAROTTO" means Casarotto Security, S.p.A., an Italian public corporation.

         "CASAROTTO AGREEMENT" means that certain Acquisition Agreement dated April 9, 1997, among Enio Casarotto, Patrizia Monaro, Casarotto, Videosys, Albenita Enterprises Limited, an Irish private limited liability company, Borrower, and Ultrak Holdings, relating to the acquisition by Ultrak Holdings of Casarotto and Videosys.

         "CERCLA" means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. Sections 9601 et seq.

         "CHANGE DATE" means the date of the first Eurocurrency Borrowing made in accordance with the procedures set forth in this agreement.

         "CLOSING DATE" means August 12, 1999.

         "CMLTD" means, for any Person, the current maturities of long-term Debt (inclusive of the term Debt extended under this agreement) plus the current maturities of Capital Leases.

         "COLLATERAL" is defined in SECTION 5.2.

         "COMMITMENT" means, at any time and for any Lender, the amounts stated beside that Lender's name on the most recently amended SCHEDULE 2 for the Revolving Facility (which amount is subject to reduction and cancellation as provided in this agreement) and the Term Loan.

         "COMMITMENT PERCENTAGE" means, for any Lender, the proportion (stated as a percentage) that its Commitment bears to the total Commitments of all Lenders.

         "COMPANIES" means at any time, Borrower and each of its Subsidiaries.

         "COMPLIANCE CERTIFICATE" means a certificate substantially in the form of EXHIBIT I, and otherwise in form and scope satisfactory to Administrative Agent, and signed by Borrower's president, chief financial officer or treasurer.

         "CONVERSION NOTICE" means a request, subject to SECTION 3.10, substantially in the form of EXHIBIT F and otherwise in form and scope satisfactory to Administrative Agent.

         "CREDIT DOCUMENTS" means (a) this agreement, certificates and reports delivered under this agreement, and exhibits and schedules to this agreement,
(b) all agreements, documents, and instruments in favor of Administrative Agent or Lenders (or Administrative Agent on behalf of Lenders) ever delivered under this agreement or otherwise delivered in connection with all or any part of the Obligation (other than Assignments), (c) all LCs and LC Agreements, and (d) all renewals, extensions, modifications and restatements of, and amendments and supplements to, any of the foregoing, which are made in accordance with the provisions of the respective Credit Documents.

         "CURRENT FINANCIALS," unless otherwise specified:

                  (a) means either (i) the Companies' Consolidated Financials for the year ended December 31, 1998, together with the Companies' Financials for the six months ended on June 30, 1999, or (ii) at any time after annual Financials are first delivered under SECTION 8.1, the Companies' annual Financials then most recently delivered to Administrative Agent under SECTION 8.1(a), together with the Companies' quarterly Financials then most recently delivered to Administrative Agent under SECTION 8.1(b); but

                  (b) does not include the results of operation and cash flows for any Company for the time period before it becomes a member of Borrower's consolidated group.

         "DEBT" means, with respect to any Person on any date of determination (without duplication), (i) all obligations for borrowed money, (ii) all obligations evidenced by bonds, debentures, notes or similar instruments, (iii) all obligations to pay the deferred purchase price of property or services except trade accounts payable arising in the ordinary course of business which are paid when due in accordance with ordinary-course payment terms or which are being contested in good faith in appropriate proceedings, (iv) all obligations arising under acceptance facilities or facilities for the discount or sale of accounts receivable, (v) all direct or contingent obligations in respect of letters of credit, (vi) Capital Lease obligations, (vii) liabilities secured (or for which the holder of any obligations or liabilities has an existing Right, contingent or otherwise, to be so secured) by any Lien existing on property owned or acquired by that Person and (viii) all guaranties, endorsements and other contingent obligations for liabilities or obligations or the maintenance of financial condition of others, including obligations to repurchase or purchase properties or to maintain or cause to maintain any financial condition.

         "DEBTOR RELIEF LAWS" means the Bankruptcy Code of the United States of America and all other applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, suspension of payments or similar Governmental Requirements affecting creditors' Rights.

         "DEBT SERVICE REQUIREMENTS" means, for any period, the sum of (i) the Companies' CMLTD plus (ii) the Companies' Interest Expense, plus (iii) rental payments in respect of the Companies' operating leases.

         "DEFAULT RATE" means, for any day, an annual interest rate equal from day to day to (i) for amounts owing under or in respect of the Eurocurrency Sublimit, the lesser of either (a) the Eurocurrency Rate plus 2.5% or (b) the Maximum Rate, and (ii) for all other amounts owing under or in respect of the Credit Documents, the lesser of either (a) the Base Rate plus 2.5% or (b) the Maximum Rate.

         "DISTRIBUTION" means, with respect to any shares of any capital stock or other equity securities issued by a Person (i) the retirement, redemption, purchase, repurchase or other acquisition for value of those securities, (ii) the declaration or payment of any dividend on or with respect to those securities, (iii) any loan or advance by that Person to, or other investment by that Person in, the holder of any of those securities and (iv) any other payment by that Person with respect to those securities.

         "DOLLAR" or "$" means United States Dollars.

         "DOLLAR EQUIVALENT" of a Eurocurrency Borrowing means the Dollar equivalent of the amount of such Eurocurrency Borrowing, determined by Administrative Agent on the basis of its mean spot rate for the purchase of the appropriate Eurocurrency with Dollars.

         "DOMESTIC COMPANY" means all Companies other than Foreign Subsidiaries.

         "DOMESTIC SUBLIMIT" means (i) at any time prior to the Change Date, $30,000,000, and (ii) at all times thereafter, $7,500,000.

         "DOMESTIC SUBSIDIARY" means all Subsidiaries other than Foreign Subsidiaries.

         "EBITDA" means, with respect to any Person and for any period (without duplication) the amount equal to (i) Net Income plus (ii) to the extent deducted in calculating such Net Income, the sum of (a) Interest Expense plus (b) Tax expense plus (c) depreciation and amortization from its continuing operations minus (iii) to the extent included in calculating such Net Income, any gains that are extraordinary items.

         "EBITR" means, with respect to any Person and for any period (without duplication) the amount equal to (i) Net Income plus (ii) to the extent deducted in calculating such Net Income, the sum of (a) Interest

Expense plus (b) Tax expense plus (c) rental payments in respect of that Person's operating leases minus (iii) to the extent included in calculating such Net Income, any gains that are extraordinary items.

         "ELIGIBLE ACCOUNTS" means the aggregate amount of enforceable and outstanding accounts of the Domestic Companies except:

                  (a) the portion of any account remaining unpaid more than 120 days from the date it was initially invoiced;

                  (b) any account on which the account debtor is an Affiliate or shareholder of Borrower; and

                  (c) all of the accounts owed by an account debtor if more than 25% of the accounts owed by that account debtor are outstanding more than 120 days after the respective invoice dates.

         "ELIGIBLE INVENTORY" means the finished goods, work in progress (the amount of work in progress that can be included in Eligible Inventory is limited to $2,000,000), and raw materials of the Domestic Companies that are usable or saleable by the Domestic Companies in the ordinary course of business, so long as those items are not designated by Borrower as "slow-moving or obsolete."

         "EMPLOYEE PLAN" means any employee-pension-benefit plan (i) covered by Title IV of ERISA and established or maintained by Borrower or any ERISA Affiliate (other than a Multiemployer Plan) or (ii) established or maintained by Borrower or any ERISA Affiliate or to which Borrower or any ERISA Affiliate contributes, under the Governmental Requirements of any foreign country.

         "ENVIRONMENTAL INVESTIGATION" means any health, safety or environmental site assessment, investigation, study, review, audit, compliance audit or compliance review conducted at any time or from time to time (whether at the request of Administrative Agent or any Lender, upon the order or request of any Governmental Authority, at the voluntary instigation of any Company or Affiliate of any Company or otherwise) concerning any Real Property or the business operations or activities of any Company or Affiliate of any Company, including, without limitation, (i) air, soil, groundwater or surface-water sampling and monitoring, (ii) repair, cleanup, remediation, or detoxification, (iii) preparation and implementation of any closure, remedial, spill, emergency or other plans, and (iv) any health, safety, or environmental compliance audit or review.

         "ENVIRONMENTAL GOVERNMENTAL REQUIREMENT" means any applicable Governmental Requirement that relates to (a) the condition of air, ground or surface water, soil, or other environmental media, (b) the environment or natural resources, (c) safety or health, (d) the regulation of any contaminants, wastes, and Hazardous Substances, including, without limitation, CERCLA, OSHA, the Hazardous Materials Transportation Act (49 U.S.C. Section 1801 et seq.), the Resource Conservation and Recovery Act (42 U.S.C. Section 6901 et seq.), the Clean Water Act (33 U.S.C. Section 1251 et seq.), the Clean Air Act (42 U.S.C.
Section 7401 et seq.), the Toxic Substances Control Act (15 U.S.C. Section 2601 et seq.), the Federal Insecticide, Fungicide and Rodenticide Act (7 U.S.C.
Section 136 et seq.), the Emergency Planning and Community Right-to-Know Act (42 U.S.C. Section 11001 et seq.), the Safe Drinking Water Act (42 U.S.C. Section 201 and Section 300f et seq.), the Rivers and Harbors Act (33 U.S.C. Section 401 et seq.), the Oil Pollution Act (33 U.S.C. Section 2701 et seq.), and state and local Governmental Requirements, and any future enacted or adopted Governmental Requirements, in each case, now existing or hereafter adopted, which are analogous to any of the preceding referenced requirements, or (e) the Release or threatened Release of Hazardous Substances.

         "ENVIRONMENTAL LIABILITY" means any liability, loss, fine, penalty, charge, lien, damage, cost or expense of any kind to the extent that it results directly or indirectly, in whole or in part, (i) from the violation of any Environmental Governmental Requirement, (ii) from the Release or threatened Release of any Hazardous Substance, (iii) from removal, remediation, or other actions in response to the Release or threatened Release of any Hazardous Substance, (iv) from actual or threatened damages to natural resources, (v) from the imposition of injunctive relief or other orders, (vi) from personal injury, death, or property damage which occurs as a result of any Company's use, storage, handling, or the Release or threatened Release of a Hazardous Substance, or (vii) from any Environmental Investigation performed at, on, or for any Real Property.

         "ENVIRONMENTAL PERMIT" means any permit or license from any Person defined in CLAUSE (i) of the definition of Governmental Authority that is required under any Environmental Governmental Requirement for the lawful conduct of any business, process or other activity.

         "ERISA" means the Employee Retirement Income Security Act of 1974.

         "ERISA AFFILIATE" means any Person that, for purposes of Title IV of ERISA, is a member of Borrower's controlled group or is under common control with Borrower within the meaning of Section 414 of the IRC (which provisions are deemed by this agreement to apply to Foreign Persons).

         "EUROCURRENCY" means any currency (other than Dollars) which is freely transferable and convertible into Dollars and which is available in the London interbank market.

         "EUROCURRENCY RATE" means, with respect to a Eurocurrency Borrowing for the relevant Interest Period, the sum of (i) the quotient of (a) the Base Eurocurrency Rate applicable to such Interest Period, divided by (b) one minus the Reserve Requirement (expressed as a decimal) applicable to such Interest Period, plus (ii) the Applicable Margin, plus (iii) in the case of Eurocurrency Borrowings denominated in pounds sterling, the Additional Costs Rate.

         "EUROCURRENCY BORROWING" means a Borrowing under the Revolving Facility advanced to Borrower through the Eurocurrency Lending Installation in accordance with SECTION 2.3, which Borrowing is denominated in a Eurocurrency and bears interest at the Eurocurrency Rate.

         "EUROCURRENCY LENDING INSTALLATION" means Administrative Agent's Lending Installation in London, England (or such other Lending Installation as may be designated by Administrative Agent from time to time) that manages fundings and payments under the Eurocurrency Sublimit.

         "EUROCURRENCY SUBLIMIT" means (i) at any time prior to the Change Date, $0, and (ii) at all times thereafter, $22,500,000.

         "EVENT OF DEFAULT" is defined in SECTION 11.

         "EXISTING AGREEMENT" means that certain Credit Agreement (as renewed, extended and amended) dated as of February 16, 1999, among Borrower, Administrative Agent and certain initial Lenders.

         "FED FUNDS RATE" means, for any day, the annual rate (rounded upwards, if necessary, to the nearest 0.01%) determined by Administrative Agent (which determination is conclusive and binding, absent manifest error) to be equal to
(i) the weighted average of the rates on overnight federal-funds transactions with member banks of the Federal Reserve System arranged by federal-funds brokers on that day, as published by the Federal Reserve Bank of New York on the next Business Day or (ii) if the rates referred to in the preceding CLAUSE (i) are not published for any day, the average of the quotations at approximately 10:00 a.m. received by Administrative Agent from three federal-funds brokers of recognized standing selected by Administrative Agent in its sole discretion.

         "FINANCIALS" of a Person means balance sheets, profit and loss statements, and statements of cash flow prepared (i) according to GAAP (subject to year-end audit adjustments with respect to interim Financials) and (ii) except as stated in SECTION 1.4, in comparative form to prior year-end figures or corresponding periods of the preceding fiscal year or other relevant period, as applicable. The term "Financials" shall also include the reconciliations of capital and surplus included as part of the Companies' annual financial statements.

         "FOREIGN" means, in respect of any Person, a Person organized under the Governmental Requirements of a jurisdiction other than, or domiciled outside of, the United States of America or one of its states, territories, commonwealths, or possessions.

         "FOREIGN SUBSIDIARIES" means all Subsidiaries that are Foreign.

         "FUNDED DEBT" means, with respect to any Person on any date of determination (without duplication), the sum of (a) all outstanding (direct or contingent) Debt of such Person which is described by any of CLAUSES (i), (ii),
(iv), (v) or (vi) of the definition of the term Debt, plus (b) all of Borrower's and Borrower's Affiliates' outstanding obligations under, or in respect of, the TROL Financing.

         "FUNDING LOSS" means any loss, expense or reduction in yield (but not any Applicable Margin) that any Lender reasonably incurs because (i) Borrower fails or refuses (for any reason whatsoever other than a default by Administrative Agent or the Lender claiming that loss, expense or reduction in yield) to take any Borrowing that it has requested under this agreement or (ii) Borrower prepays or pays any Borrowing or converts any Borrowing to a Borrowing of another Type, in each case, other than on the last day of the applicable Interest Period.

         "F/X CONTRACT" means, for any Person, any present or future agreement, device or arrangement providing for payments related to fluctuations of currency exchange rates, including, without limitation, forward currency exchange agreements and forward rate currency options.

         "GAAP" means generally accepted accounting principles of the Accounting Principles Board of the American Institute of Certified Public Accountants and the Financial Accounting Standards Board that are applicable from time to time.

         "GOVERNMENTAL AUTHORITY" means any (i) local, state, territorial, federal or Foreign judicial, executive, regulatory, administrative, legislative or governmental agency, board, bureau, commission, department or other instrumentality, (ii) private arbitration board or panel or (iii) central bank.

         "GOVERNMENTAL REQUIREMENTS" means all applicable statutes, laws, treaties, ordinances, rules, regulations, orders, writs, injunctions, decrees, judgments, opinions and interpretations of any Governmental Authority.

         "GUARANTY" means a guaranty agreement substantially in the form of EXHIBIT C and otherwise in form and scope acceptable to Administrative Agent.

         "GUARANTOR" means each Person that executes a Guaranty as required by the terms of this agreement.

         "HAZARDOUS SUBSTANCE" means (a) any substance that is reasonably expected to require removal, remediation, or other response under any Environmental Governmental Requirement, (b) any substance that is designated, defined or classified as a hazardous waste, hazardous material, pollutant, contaminant, explosive, corrosive, flammable, infectious, carcinogenic, mutagenic, radioactive, dangerous, or toxic or hazardous substance under any Environmental Governmental Requirement, including, without limitation, any hazardous substance within the meaning of Section 101(14) of CERCLA, (c) petroleum, oil, gasoline, natural gas, fuel oil, motor oil, waste oil, diesel fuel, jet fuel, and other petroleum hydrocarbons, (d) asbestos and asbestos-containing materials in any form, (e) polychlorinated biphenyls, (f) urea formaldehyde foam, or (g) any substance the presence of which on any Real Property either (i) poses or threatens to pose a hazard to the health or safety of persons or to the environment, or (ii) could reasonably be expected to constitute a health or safety hazard to persons or the environment if emanated or migrated from the Real Property.

         "HEDGING AGREEMENT" means, for any Person, any present or future, whether master or single, agreement, document or instrument providing for or constituting an agreement to enter into interest rate swaps, floors, caps or collars, forward-rate agreements or other similar transactions, including, without limitation, any "ISDA Master Agreement" between Borrower and any other Person contemplated by SECTION 8.13.

         "INTEREST EXPENSE" means, with respect to any Person and for any period (without duplication), all interest on that Person's Debt, whether paid in cash or accrued as a liability and payable in cash during any subsequent period (including, without limitation, the interest component of Capital Leases), as determined by GAAP.

         "INTEREST PERIOD" is determined in accordance with SECTION 3.9.

         "INVESTMENT" means, in respect of any Person, any loan, advance, extension of credit or capital contribution to that Person, any investment in that Person, or any purchase or commitment to purchase any equity securities or Debt issued by that Person or substantially all of the assets or a division or other business unit of that Person.

         "IRC" means the Internal Revenue Code of 1986.

         "LC" means a standby letter of credit issued by Administrative Agent under this agreement pursuant to an LC Agreement.

         "LC AGREEMENT" means a standby letter of credit application and agreement (in form and substance satisfactory to Administrative Agent) submitted by Borrower to Administrative Agent for an LC for its own account (and for its benefit or the benefit of any other Company).

         "LC EXPOSURE" means, at any time and without duplication, the sum of
(a) the aggregate face amount of all undrawn and uncancelled LCs plus (b) the aggregate unpaid reimbursement obligations of Borrower under drawings under any LC.

         "LC REQUEST" means a request substantially in the form of EXHIBIT G.

         "LC SUBFACILITY" means a subfacility of the Revolving Facility for the issuance of LCs, as described in SECTION 2.4, under which the LC Exposure may never exceed $5,000,000 in the aggregate. For the avoidance of doubt, LCs may only be requested or issued under the Domestic Sublimit of the Revolving Facility and all communications from Borrower in respect of LCs shall be with Administrative Agent.

         "LENDER LIEN" means any present or future first-priority Lien securing the Obligation and assigned, conveyed, or granted to or created in favor of Administrative Agent for the benefit of Lenders.

         "LENDERS" means the financial institutions (including, without limitation, Administrative Agent in respect of its share of Borrowings and LCs) named on SCHEDULE 2 or on the most recently amended SCHEDULE 2, if any, delivered by Administrative Agent under this agreement, and, subject to this agreement, their respective successors and assigns (but not any Participant who is not otherwise a party to this agreement).

         "LENDING INSTALLATION" means any office or branch of any Lender or Administrative Agent (or any of their respective Affiliates).

         "LIBOR RATE" means, for a LIBOR Rate Borrowing and for the relevant Interest Period, the annual interest rate (rounded upward, if necessary, to the nearest 0.01%) equal to the quotient obtained by dividing (i) the rate that deposits in United States dollars are offered to Administrative Agent in the London interbank market at approximately 11:00 a.m. London, England time two Business Days before the first day of that Interest Period as shown on the display designated as "British Bankers Assoc. Interest Settlement Rates" on the Telerate System ("Telerate"), Page 3750 or Page 3740, or such other page or pages as may replace such pages on Telerate for the purpose of displaying such rate (provided that if such rate is not available on Telerate then such offered rate shall be otherwise independently determined by Administrative Agent from an alternate, substantially similar independent service available to Administrative Agent or shall be calculated by Administrative Agent by a substantially similar methodology as that theretofore used to determine such offered rate in Telerate) in an amount comparable to that LIBOR Rate Borrowing and having a maturity approximately equal to that Interest Period by (ii) one minus the Reserve Requirement (expressed as a decimal) applicable to the relevant Interest Period.

         "LIBOR RATE BORROWING" means a Borrowing under the Domestic Sublimit advanced to Borrower through Administrative Agent in accordance with SECTION 2.3, which Borrowing bears interest at the sum of the LIBOR Rate plus the Applicable Margin.

         "LIEN" means any lien, mortgage, security interest, pledge, assignment, charge, title retention agreement or encumbrance of any kind and any other arrangement for a creditor's claim to be satisfied from assets or proceeds prior to the claims of other creditors or the owners (other than title of the lessor under an operating lease).

         "LITIGATION" means any action, proceeding, investigation or hearing by or before any Governmental Authority.

         "MARKET VALUE" means, at any time, a market value for a security based upon the then-most recent quotation on a nationally recognized securities market or over-the-counter trading market; provided, however, if such security is not publicly traded, then the "Market Value" for such security shall be deemed to be $0. For the avoidance of doubt, for securities to be eligible for inclusion in the Borrowing Base they must satisfy all of the requirements set forth in the definition of "Permitted Public Company Holdings," including, without limitation, being traded on a nationally-recognized stock exchange or consisting of securities as to which bids and offer quotations are reported in the automated quotation system operated by the National Association of Securities Dealers, Inc.

         "MATERIAL ADVERSE EVENT" means any circumstance or event that, individually or collectively, is reasonably expected to result (at any time before the Commitments are fully cancelled or terminated and the Obligation is fully paid and performed) in any (i) material impairment of (a) the ability of Borrower or any other Company to perform any of its payment or other material obligations under any Credit Document or (b) the ability of Administrative Agent or any Lender to enforce any of those obligations or any of its Rights under the Credit Documents, (ii) material and adverse effect on the business, management or financial condition of Borrower or of the Companies as a whole, as represented to Lenders in the Financials then most recently received by it or
(iii) Event of Default or Potential Default.

         "MAXIMUM AMOUNT" and "MAXIMUM RATE" respectively mean, for a Lender, the maximum non-usurious amount and the maximum non-usurious rate of interest that, under applicable Governmental

Requirements of the State of Texas or federal laws of the United States of America (as applicable), that Lender is permitted to contract for, charge, take, reserve or receive on the Obligation.

         "MONEY MARKET ACCOUNT" means that certain money market account maintained by Borrower with Bank One, Texas, N.A., numbered account 604515707.

         "MULTIEMPLOYER PLAN" means a multiemployer plan as defined in Sections 3(37) or 4001(a)(3) of ERISA or Section 414(f) of the IRC (or any similar type of plan established or regulated under the Governmental Requirements of any foreign country) to which Borrower or any ERISA Affiliate is making, or has made, or is accruing, or has accrued, an obligation to make contributions.

         "NET INCOME" of any Person means that Person's profit or loss determined in accordance with GAAP.

         "NET PROCEEDS" means the aggregate cash proceeds received by Borrower or any of its Subsidiaries in respect of any Permitted Asset Sale (including, without limitation, any cash received upon the sale or other disposition of any non-cash consideration received in any Permitted Asset Sale), net of the direct costs relating to such Permitted Asset Sale (including, without limitation, legal, accounting and investment banking fees, and sales commissions), any relocation expenses incurred as a result thereof, taxes paid or payable as a result thereof (after taking into account any available tax credits or deductions and any tax sharing arrangements), and any reserve for adjustment in respect of the sale price of such asset or assets established in accordance with GAAP.

         "NON-QUALIFYING ACCOUNTS RECEIVABLE" means any account or any portion of any account remaining unpaid more than 120 days from the date it was initially invoiced.

         "NOTES" means all of the Revolving Notes and Term Notes.

         "OBLIGATION" means all present and future (i) Debts, liabilities and obligations of any Company to Administrative Agent, or any Lender and related to any Credit Document, whether principal, interest, fees, costs, attorneys' fees or otherwise, (ii) Debts, liabilities, or obligations owed by any Company to Administrative Agent or any Lender or their respective Affiliates under any Hedging Agreement (including, without limitation, with respect to any "Transaction" [as defined in any Hedging Agreement] entered into pursuant to any Hedging Agreement, all present and future amounts due and payable by any Company, whether such amounts are due and payable on the date(s) scheduled therefor, on the occurrence of an "Early Termination Date" [as defined in any Hedging Agreement], or otherwise) to the extent relating to interest payable under this agreement, (iii) Debts, liabilities, or obligations owed by any Company to Administrative Agent or any Lender or their respective affiliates under or in respect of any F/X Contract, (iv) any of the foregoing amounts that would become due but for the operation of 11 U.S.C. Section 502 and 503 or any other provision of Title 11 of the United States Code, (v) pre- and post-maturity interest on any of the foregoing, including all post-petition interest if any Company voluntarily or involuntarily files for protection under any Debtor Relief Law and (vi) renewals, extensions, rearrangements and modifications of any character whatsoever of any the foregoing.

         "ORGANIZATIONAL DOCUMENTS" means, for any Person, the documents for its formation and organization, which, for example, (i) for a corporation are its corporate charter and bylaws, (ii) for a partnership are its certificate of partnership (if applicable) and partnership agreement, (iii) for a limited liability company are its certificate of organization and regulations and (iv) for a trust is the trust agreement or indenture under which it is created.

         "OSHA" means the Occupational Safety and Health Act of 1970, 29 U.S.C.
Section 651 et seq.

         "PARTICIPANT" is defined in SECTION 14.12(b).

         "PBGC" means the Pension Benefit Guaranty Corporation.

         "PERMITTED ACQUISITION" means:

                  (a) any Acquisition by a Company with respect to which each of the following requirements shall have been satisfied:

                           (i) as of the closing of any Acquisition, the
                  Acquisition has been approved and recommended by the board of directors or other similar governing body of the Person to be acquired or from which such business is to be acquired;

                           (ii) the Purchase Price for the Acquisition is less
                  than or equal to $3,000,000, and the aggregate Purchase Price for all Acquisitions during the period from February 16, 1999 through the entire term of this agreement is less than or equal to $5,000,000;

                           (iii) not less than 7 Business Days prior to
                  consummation of any Acquisition, Borrower shall have delivered to Administrative Agent a written description of the targeted entity to be acquired and its operations and a copy of the related purchase agreement, to the extent available (and, upon the request of Administrative Agent, all of the schedules and exhibits thereto);

                           (iv) as of the closing of any Acquisition, after
                  giving effect to such Acquisition, the acquiring party must be Solvent and the Companies, on a consolidated basis, must be Solvent;

                           (v) prior to consummation of any Acquisition,
                  Borrower shall have satisfied the conditions precedent to a Permitted Acquisition as set forth in SECTION 6.3;

                           (vi) as of the closing of any Acquisition, no Event
                  of Default or Potential Default shall exist or occur as a result of, and after giving effect to, such Acquisition; and

                           (viii) as of the closing of any Acquisition, if such
                  Acquisition is structured as a merger, Borrower (or if such merger is with any Company other than Borrower, then such Company) must be the surviving entity after giving effect to such merger (provided that, if such merger is with a Subsidiary formed solely for the purpose of consummating the merger, then the target entity may be the surviving entity after giving effect to such merger so long as all other requirements in the Credit Documents are satisfied concurrently with such merger); and

                  (b) any other Acquisition for which the prior written consent of Required Lenders has been obtained; provided that at the request of Administrative Agent, Borrower shall have delivered to Administrative Agent the following (i) three-year income and balance sheet projections in respect of the Companies and the entity to be acquired, after giving effect to such Acquisition; and (ii) such other information in respect of such Acquisition as Administrative Agent or Required Lenders shall have reasonably requested.

         "PERMITTED ACQUISITION COMPLIANCE CERTIFICATE" means a certificate signed by a Responsible Officer of Borrower, substantially in the form of EXHIBIT J.

         "PERMITTED ASSET SALE" means (i) any sale and disposition of inventory in the ordinary course of business for fair and adequate consideration, (ii) any sale of assets which are obsolete or are no longer in use and which are not significant to the continuation of the Companies' business, (iii) upon prior written notice to, and completion of all actions necessary to confirm, reaffirm or re-establish Lender Liens to the satisfaction of Administrative Agent, any sale and disposition from any Company to any other Company provided, in all respects, such sale and disposition is otherwise subject to SECTION 9.5, (iv) any disposition of assets where substantially similar assets have been or are being acquired, (v) any sale of assets relating to mergers and consolidations permitted under this agreement, (vi) any other sales and dispositions which, when added to the market value of all other assets sold pursuant to this CLAUSE
(VI) during the period from February 16, 1999 through the entire term of this agreement, have a market value of $5,000,000 or less, and (vii) any other sales and dispositions approved in advance by Administrative Agent.

         "PERMITTED DEBT" is defined in SECTION 9.2.

         "PERMITTED INTERCOMPANY ADVANCES" means loans, advances or extensions of credit by Borrower to its Foreign Subsidiaries from funds loaned to Borrower under the Eurocurrency Sublimit. For the avoidance of doubt, no loans, advances or extensions of credit may be made by Borrower or any Domestic Company to any Foreign Subsidiary except for loans made with the proceeds of Eurocurrency Borrowings.

         "PERMITTED INTERCOMPANY GUARANTY" means a guaranty by Borrower of a payment or other obligation of a Subsidiary owing to a third party, provided that the aggregate contingent liability under all such guaranties outstanding at any one time cannot exceed $1,000,000.

         "PERMITTED INVESTMENT" is defined in SECTION 9.7.

         "PERMITTED LIENS" is defined in SECTION 9.3.

         "PERMITTED PUBLIC COMPANY HOLDINGS" means securities of companies approved in advance by Administrative Agent as being eligible for inclusion as "Permitted Public Company Holdings" or securities that meet all of the following criteria:

                  (a) such securities are traded on a nationally-recognized stock exchange or are securities as to which bids and offer quotations are reported in the automated quotation system operated by the National Association of Securities Dealers, Inc.;

                  (b) the sale or other transfer of such securities is not restricted in any way (other than restrictions imposed by applicable securities laws); and

                  (c) the market capitalization of each company that has issued such securities must equal or exceed $1,000,000,000 (except that Southwest Securities is exempted from the requirements of this CLAUSE
         (c)).

         "PERSON" means any individual, entity or Governmental Authority.

         "POTENTIAL DEFAULT" means any event, occurrence or circumstance the existence of which, upon any required notice, time lapse, or both, could reasonably be expected to become an Event of Default.

         "PRINCIPAL DEBT" means, at any time, the unpaid principal balance of all Borrowings.

         "PRO RATA" and "PRO RATA PART" mean, at any time and for any Lender, the proportion (stated as a percentage) that the Principal Debt owed to it bears to the total Principal Debt owed to all Lenders.

         "PURCHASE PRICE" means with respect to any Acquisition, the total consideration paid for such Acquisition, which may in many instances be the "purchase price" as specified and determined in accordance with the purchase agreement or other related acquisition documents evidencing such Acquisition (including, without limitation, cash paid and debt assumed).

         "REAL PROPERTY" means any land, buildings, fixtures and other improvements to land now or in the future directly or indirectly owned by any Company, leased to or otherwise operated by any Company or subleased by any Company to any other Person.

         "REFINANCED DEBT" means the Debt of Borrower which was repaid on the closing date of the Existing Agreement.

         "RELEASE" means any "release" as defined under any Environmental Governmental Requirement.

         "REPRESENTATIVES" means, with respect to a Person, its representatives, officers, directors, employees, accountants, attorneys, insurers, shareholders and agents.

         "REQUIRED LENDERS" means, at any time, (a) while there are no more than two Lenders, 100% of the Lenders, and (b) while there are more than two Lenders, any combination of Lenders holding (directly or indirectly) at least either (i) 66 2/3% of the total Commitments while there is no Principal Debt or LC Exposure or (ii) 66 2/3% of the Principal Debt plus the LC Exposure while there is any Principal Debt or LC Exposure.

         "RESERVE REQUIREMENT" means, for any LIBOR Rate Borrowing or Eurocurrency Borrowing, and for the relevant Interest Period, the total reserve requirements (including all basic, supplemental, emergency, special, marginal and other reserves required by applicable Governmental Requirements) applicable to eurocurrency fundings or liabilities as of the first day of that Interest Period in amount and maturity of such Borrowing.

         "RESPONSIBLE OFFICER" means Borrower's chairman, president, chief executive officer, chief financial officer or treasurer.

         "REVOLVING FACILITY" means the revolving line of credit facility described in SECTION 2.2.

         "REVOLVING FACILITY TERMINATION DATE" means the earlier of (i) the Stated Termination Date and (ii) the effective date that Lender's commitments to lend and issue LCs under this agreement are fully cancelled or terminated.

         "REVOLVING NOTE" means one of the promissory notes substantially in the form of EXHIBIT B and otherwise in form and scope acceptable to Administrative Agent.

         "RIGHTS" means rights, remedies, powers, privileges and benefits.

         "SECURITY AGREEMENT" means a security agreement substantially in the form of EXHIBIT D and otherwise in form and scope acceptable to Administrative Agent.

         "SOLVENT" means, as to any Person, that (i) the aggregate fair market value of such Person's assets exceeds its liabilities (whether contingent, subordinated, unmatured, unliquidated, or otherwise), (ii) such Person has sufficient cash flow to enable it to pay its debts as they mature and (iii) such Person does not have unreasonably small capital to conduct its businesses.

         "STATED TERMINATION DATE" means February 16, 2002.

         "SUBSIDIARY" of any Person means any other Person of which (i) more than 50% (in number of votes) of the stock (or equivalent interests) is owned of record or beneficially, directly or indirectly, by that Person or (ii) such Person serves as a general partner or a similar capacity. Unless otherwise specified or the context otherwise requires, "Subsidiary" refers to a Subsidiary of Borrower.

         "TARGET SETTLEMENT DATE" means any day on which the Trans-European Automated Real-Time Gross Settlement Express Transfer (TARGET) System is open.

         "TAXES" means, for any Person, taxes, assessments or other governmental charges or levies imposed upon it, its income or any of its properties, franchises or assets.

         "TERM LOAN" means the term loan described in SECTION 2.1.

         "TERM NOTE" means one of the promissory notes substantially in the form of EXHIBIT A and otherwise in form and scope satisfactory to Administrative Agent.

         "TROL FINANCING" means the Tax Retention Operating Lease Financing arrangements dated as of March 31, 1997, originally provided in favor of Ultrak Operating and Borrower by NationsBank of Texas, N.A., as such financing arrangements are amended and assigned contemporaneously with the execution and delivery of this agreement.

         "TYPE" means any type of Borrowing determined with respect to the applicable interest option.

         "UCC" means the Uniform Commercial Code as enacted in Texas or other applicable jurisdictions.

         "ULTRAK HOLDINGS" means Ultrak Holdings Limited, a United Kingdom company and wholly-owned subsidiary of Borrower.

         "ULTRAK GP" means Ultrak GP, Inc., a Delaware corporation and wholly-owned subsidiary of Borrower.

         "ULTRAK LP" means Ultrak LP, Inc., a Delaware corporation and wholly-owned subsidiary of Borrower.

         "ULTRAK OPERATING" means Ultrak Operating, L.P., a Texas limited partnership.

         "VIDEOSYS" means Videosys Limited, a United Kingdom private limited liability company.

         "VOTING STOCK" means securities (as such term is defined in Section 2(1) of the Securities Act of 1933, as amended) of any class or classes, the holders of which are ordinarily, in the absence of contingencies, entitled to elect a majority of the corporate directors (or Persons performing similar functions).

         1.2 Time References. Unless otherwise specified, in the Credit Documents (i) time references (e.g., 10:00 a.m.) are to time in Dallas, Texas, and (ii) in calculating a period from one date to another, the word "from" means "from and including" and the word "to" or "until" means "to but excluding."

         1.3 Other References. Unless otherwise specified, in the Credit Documents (i) where appropriate, the singular includes the plural and vice versa, and words of any gender include each other gender, (ii) heading and caption references may not be construed in interpreting provisions, (iii) monetary references are to currency of the United States of America, (iv) section, paragraph, annex, schedule, exhibit and similar references are to the particular Credit Document in which they are used, (v) references to "telecopy," "telefax," "facsimile," "fax" or similar terms are to facsimile or telecopy transmissions, (vi) references to "including" mean including without limiting the generality of any description preceding that word, (vii) the rule of construction that references to general items that follow references to specific items are limited to the same type or character of those specific items is not applicable in the Credit Documents, (viii) references to any Person include that Person's heirs, personal representatives, successors, trustees, receivers and permitted assigns, (ix) references to any Governmental Requirement include every amendment or supplement to it, rule and regulation adopted under it, and successor or replacement for it and (x) references to any Credit Document or other document include every renewal and extension of it, amendment, modification and supplement to it, and replacement or substitution for it, as each is made in accordance with the applicable provisions of such Credit Document.

         1.4 Accounting Principles. Unless otherwise specified, in the Credit Documents (i) GAAP determines all accounting and financial terms and compliance with financial covenants, (ii) GAAP in effect on the date of this agreement determines compliance with financial covenants, (iii) otherwise, all accounting principles applied in a current period must be comparable in all material respects to those applied during the preceding comparable period and (iv) while the Financials for the Companies are on a consolidated basis, (a) all accounting and financial terms and compliance with reporting covenants must be on a consolidated basis, as applicable and (b) compliance with financial covenants must be on a consolidated basis.

SECTION 2. COMMITMENT. Subject to the provisions in the Credit Documents, each Lender severally but not jointly agrees to extend credit to Borrower under the Term Loan and under the Revolving Facility in accordance with the following provisions.

         2.1 Term Loan. Each initial Lender under the Existing Agreement loaned to Borrower that Lender's Commitment Percentage of the Term Loan in a single Borrowing on the closing date of the Existing Agreement. If Borrower pays or prepays any portion of the Term Loan under this agreement, that portion may not be reborrowed.

         2.2 Revolving Facility. Each Lender severally but not jointly agrees to lend to Borrower from time to time that Lender's Commitment Percentage of Borrowings under the Revolving Facility which Borrower may borrow, repay and reborrow under this agreement subject further to the following conditions:

                  (a) Each Borrowing may only occur on a Business Day on or after the Closing Date and before the Revolving Facility Termination Date;

                  (b) Each Borrowing may only be in an amount (i) equal to $50,000 or a greater integral multiple of $50,000 if a Base Rate Borrowing, (ii) equal to $500,000 or a greater integral multiple of $500,000 if a LIBOR Rate Borrowing, or (iii) greater than the Dollar Equivalent of $1,000,000 if a Eurocurrency Borrowing;

                  (c) The sum of (i) the Principal Debt outstanding under the Revolving Facility plus (ii) the LC Exposure may never exceed the total Commitments for the Revolving Facility;

                  (d) The sum of (i) the Principal Debt under the Revolving Facility, plus (ii) the LC Exposure, plus (iii) the Principal Debt under the Term Loan may never exceed the lesser of (A) the total Commitments and (B) the Borrowing Base;

                  (e) The sum of the Principal Debt under the Revolving Facility plus the LC Exposure (in each case whether direct or participated) owed to any Lender may never exceed that Lender's Commitment for the Revolving Facility;

                  (f) The sum of all Eurocurrency Borrowings that are outstanding at any one time may not exceed the Eurocurrency Sublimit; and

                  (g) The sum of (i) all Borrowings under the Revolving Facility (other than Eurocurrency Borrowings) outstanding at any one time, plus
         (ii) the LC Exposure may never exceed the Domestic Sublimit.

         2.3      Borrowing Procedure. The following procedures apply to all
                  Borrowings:

                  (a) Borrowing Request. Borrower may request a Borrowing only by making or delivering a Borrowing Request to Administrative Agent (or, alternatively, to the Eurocurrency Lending Installation in the case of Eurocurrency Borrowings), which is irrevocable and binding on Borrower, stating the Type, amount and Interest Period for each Borrowing and which must be received by Administrative Agent (or, alternatively, the Eurocurrency Lending Installation in the case of Eurocurrency Borrowings) no later than (i) 12:00 noon on the Business Day before the date on which funds are requested (the "BORROWING DATE") for any LIBOR Rate Borrowing, (ii) 10:00 a.m. (London time) on the fourth Business Day before the Borrowing Date for any Eurocurrency Borrowing, or (iii) 12:00 noon on the Borrowing Date for any Base Rate Borrowing. If the Borrowing Request for a Eurocurrency Borrowing delivered pursuant to the immediately-preceding sentence is sent by facsimile, Borrower shall promptly deliver the originally-executed Borrowing Request to the Eurocurrency Lending Installation. Administrative Agent (or, alternatively, the Eurocurrency Lending Installation in the case of Eurocurrency Borrowings) shall promptly notify each Lender (or any Lending Installation designated in writing by such Lender to make Eurocurrency Borrowings on behalf of such Lender) of any Borrowing Request.

                  (b) Funding. Each Lender (or its applicable Lending Installation) shall remit its Commitment Percentage of each requested Borrowing to Administrative Agent's principal office in Dallas, Texas (or, alternatively, at the Eurocurrency Lending Installation in the case of Eurocurrency Borrowings), in funds that are available for immediate use by Administrative Agent or the Eurocurrency Lending Installation, as the case may be, by 2:00 p.m. (local time) on the applicable Borrowing Date. Subject to receipt of those funds, Administrative Agent or the Eurocurrency Lending Installation, as the case may be, shall (unless to its actual knowledge any of the applicable conditions precedent have not been satisfied by Borrower or waived by the requisite Lenders under SECTION 14.10) make those funds available to Borrower by (at Borrower's option) (i) wiring the funds to or for the account of Borrower at the direction of Borrower or (ii) depositing the funds in one of Borrower's accounts with Administrative Agent or, in the case of Eurocurrency Borrowings, the Eurocurrency Lending Installation.

                  (c) Funding Assumed. Absent contrary written notice from a Lender, Administrative Agent or the Eurocurrency Lending Installation, as the case may be, may assume that each Lender has made its Commitment Percentage of the requested Borrowing available to Administrative Agent or the Eurocurrency Lending Installation, as the case may be, on the applicable Borrowing Date, and Administrative Agent or the Eurocurrency Lending Installation, as the case may be, may, in reliance upon such assumption (but shall not be required to), make available to Borrower a corresponding amount. If a Lender fails to make its Commitment Percentage of any requested Borrowing available to Administrative Agent or the Eurocurrency Lending Installation, as the case may be, on the applicable Borrowing Date, Administrative Agent or the Eurocurrency Lending Installation, as the case may be, may recover the applicable amount on demand, (i) from that Lender together with interest, commencing on the Borrowing Date and ending on (but excluding) the date Administrative Agent or the Eurocurrency Lending Installation, as the case may be, recovers the amount from that Lender, at an annual interest rate equal to the Fed Funds Rate (or, alternatively, in the case of Eurocurrency Borrowings, the Eurocurrency Lending Installation's cost of funds for that amount and for the period stated above), or (ii) if that Lender fails to pay its amount upon demand, then from Borrower. No Lender is responsible for the failure of any other Lender to make its Commitment Percentage of any Borrowing; however, failure of any Lender to make its Commitment Percentage of any Borrowing does not excuse any other Lender from making its Commitment Percentage of any Borrowing.

         2.4      Letters of Credit.

                  (a) Conditions. Subject to the terms and conditions of this agreement and applicable Governmental Requirements, Administrative Agent (itself or through one of its Affiliates, and references in this SECTION 2.4 to "Administrative Agent" include those Affiliates) agrees, if requested by Borrower, to issue LCs upon Borrower's making or delivering an LC Request and delivering an LC Agreement, both of which must be received by Administrative Agent no later than the second Business Day before the Business Day on which the requested LC is to be issued, so long as (i) no LC may have an expiration date more than one year from its date of issuance, (ii) no LC may expire after a date 30 Business Days before the Revolving Facility Termination Date, (iii) the LC Exposure does not exceed $5,000,000, and (iv) the limitations in
         SECTION 2.2 are not exceeded.

                  (b) Participation. Immediately upon Administrative Agent's issuance of any LC, Administrative Agent shall be deemed to have sold and transferred to each other Lender, and each other Lender shall be deemed irrevocably and unconditionally to have purchased and received from Administrative Agent, without recourse or warranty, an undivided interest and participation to the extent of such Lender's Commitment Percentage under the Revolving Facility in the LC and all applicable Rights of Administrative Agent in the LC (other than Rights to receive certain fees provided in SECTION 4.4 to be for Administrative Agent's sole account).

                  (c) Reimbursement Obligation. To induce Administrative Agent to issue and maintain LCs, and to induce Lenders to participate in issued LCs, Borrower agrees to pay or reimburse Administrative Agent
         (i) on the date when any draft or draw request is presented under any LC, the amount paid or to be paid by Administrative Agent and (ii) promptly, upon demand, the amount of any additional fees Administrative Agent customarily charges for the application and issuance of an LC, for amending LC Agreements, for honoring drafts and draw requests, and for taking similar action in connection with letters of credit. If Borrower has not reimbursed Administrative Agent for any drafts or draws paid or to be paid by the date of Administrative Agent's demand for reimbursement, Administrative Agent is irrevocably authorized to fund Borrower's reimbursement obligations as a Base Rate Borrowing under the Revolving Facility if proceeds are available under the Revolving Facility and if the conditions in this agreement for such a Borrowing (other than any notice requirements or minimum funding amounts) have, to Administrative Agent's knowledge, been satisfied. The proceeds of that Borrowing shall be advanced directly to Administrative Agent to pay Borrower's unpaid reimbursement obligations. If funds cannot be advanced under the Revolving Facility, then Borrower's reimbursement obligation shall constitute a demand obligation. Borrower's obligations under this section are absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim, or defense to payment that Borrower may have at any time against Administrative Agent or any other Person. From Administrative Agent's demand for reimbursement to the date paid (including any payment from proceeds of a Base Rate Borrowing), unpaid reimbursement amounts accrue interest that is payable on demand at the Default Rate thereafter.

                  (d) General. Administrative Agent shall promptly notify Borrower of the date and amount of any draft or draw request presented for honor under any LC (but failure to give notice will not affect Borrower's obligations under this agreement). Administrative Agent shall pay the requested amount upon presentment of a draft or draw request unless presentment on its face does not comply with the terms of the applicable LC. When making payment, Administrative Agent may disregard (i) any default or potential default that exists under any other agreement and (ii) obligations under any other agreement that have or have not been performed by the beneficiary or any other Person (and Administrative Agent is not liable for any of those obligations). Borrower's reimbursement obligations to Administrative Agent and Lenders, and each Lender's obligations to Administrative Agent, under this section are absolute and unconditional irrespective of, and Administrative Agent is not responsible for, (i) the validity, enforceability, sufficiency, accuracy, or genuineness of documents or endorsements (even if they are in any respect invalid, unenforceable, insufficient, inaccurate, fraudulent, or forged), (ii) any dispute by any Company with or any Company's claims, setoffs, defenses, counterclaims, or other Rights against Administrative Agent, any Lender, or any other Person, or (iii) the occurrence of any Potential Default or Event of Default. However, nothing in this agreement constitutes a waiver of Borrower's Rights to assert any claim or defense based upon the gross negligence or willful misconduct of Administrative Agent or any Lender. Administrative Agent shall promptly distribute reimbursement payments received from Borrower to all Lenders according to their Pro Rata Part of the Revolving Facility.

                  (e) Obligation of Lenders. If Borrower fails to reimburse Administrative Agent as provided in SECTION 2.4(b) within 24 hours after Administrative Agent's demand for reimbursement, and funds cannot be advanced under the Revolving Facility to satisfy the reimbursement obligations, Administrative Agent shall promptly notify each Lender of Borrower's failure, of the date and amount paid, and of each Lender's Commitment Percentage of the unreimbursed amount. Each Lender shall promptly and unconditionally make available to Administrative Agent in immediately available funds its Commitment Percentage of the unpaid reimbursement obligation, subject to the limitations of SECTION 2.2(d). Funds are due and payable to Administrative Agent before the close of business on the Business Day when Administrative Agent gives notice to each Lender of Borrower's reimbursement failure (if notice is given before 1:00 p.m.) or on the next succeeding Business Day (if notice is given after 1:00 p.m.). All amounts payable by any Lender accrue interest after the due date at the Fed Funds Rate from the day the applicable draft or draw is paid by Administrative Agent to (but not including) the date the amount is paid by the Lender to Administrative Agent.

                  (f) Duties of Administrative Agent. Administrative Agent agrees with each Lender that it will exercise and give the same care and attention to each LC as it gives to its other letters of credit. Each Lender and Borrower agree that, in paying any draft or draw under any LC, Administrative Agent has no responsibility to obtain any document (other than any documents expressly required by the respective
         LC) or to ascertain or inquire as to any document's validity, enforceability, sufficiency, accuracy, or genuineness or the authority of any Person delivering it. Neither Administrative Agent nor its Representatives will be liable to any Lender or any Company for any LC's use or for any beneficiary's acts or omissions. Any action, inaction, error, delay, or omission taken or suffered by Administrative Agent or any of its Representatives in connection with any LC, applicable draws, drafts or documents, or the transmission, dispatch, or delivery of any related message or advice, if in good faith and in conformity with applicable Governmental Requirements and in accordance with the standards of care specified in the Uniform Customs and Practices for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500 (as amended or modified), is binding upon the Companies and Lenders and does not place Administrative Agent or any of its Representatives under any resulting liability to any Company or any Lender. Administrative Agent is not liable to any Company or any Lender for any action taken or omitted, in the absence of gross negligence or willful misconduct, by Administrative Agent or its Representatives in connection with any LC.

                  (g) Cash Collateral. On the Revolving Facility Termination Date, and if requested by Required Lenders while an Event of Default exists, Borrower shall provide Administrative Agent, for the benefit of Lenders, cash collateral in an amount to equal the then-existing LC Exposure.

                  (h) INDEMNIFICATION. BORROWER SHALL PROTECT, INDEMNIFY, PAY, AND SAVE ADMINISTRATIVE AGENT, EACH LENDER, AND THEIR RESPECTIVE REPRESENTATIVES HARMLESS FROM AND AGAINST ANY AND ALL CLAIMS, DEMANDS, LIABILITIES, DAMAGES, LOSSES, COSTS, CHARGES, AND EXPENSES (INCLUDING REASONABLE ATTORNEYS' FEES) WHICH ANY OF THEM MAY INCUR OR BE SUBJECT TO AS A CONSEQUENCE OF THE ISSUANCE OF ANY LC, ANY DISPUTE ABOUT IT, OR THE FAILURE OF ADMINISTRATIVE AGENT TO HONOR A DRAFT OR DRAW REQUEST UNDER ANY LC AS A RESULT OF ANY ACT OR OMISSION (WHETHER RIGHT OR WRONG) OF ANY PRESENT OR FUTURE GOVERNMENTAL AUTHORITY. HOWEVER, NO PERSON IS ENTITLED TO INDEMNITY UNDER THE FOREGOING FOR ITS OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

                  (i) LC Agreements. Although referenced in any LC, terms of any particular agreement or other obligation to the beneficiary are not incorporated into this agreement in any manner. The fees and other amounts payable with respect to each LC are as provided in this agreement, drafts and draws under each LC are part of the Obligation, only the events specified in this agreement as an Event of Default shall constitute a default under any LC, and the terms of this agreement control any conflict between the terms of this agreement and any LC Agreement.

         2.5 Borrowing Requests and LC Requests. Each Borrowing Request and LC Request constitutes a representation and warranty by Borrower that as of the Borrowing Date or the date of issuance of the requested LC, as the case may be, that all of the conditions precedent in SECTION 6 have been satisfied.

         2.6 Termination. Upon giving at least five Business Days prior written and irrevocable notice to Administrative Agent, Borrower may terminate all or part of the unused portion of the Revolving Facility. Each partial termination must be in an amount of not less than $1,000,000 or a greater integral multiple of $1,000,000, and must be ratable in accordance with each Lender's Commitment Percentage. Any partial terminations shall reduce availability under the Eurocurrency Sublimit before any reductions are made against the Domestic Sublimit. At the time of any termination, Borrower shall pay to Administrative Agent (or, alternatively, to the Eurocurrency Lending Installation in the case of Eurocurrency Borrowings), for the account of each Lender, as applicable, all accrued and unpaid fees under this agreement, the interest attributable to the amount of that reduction, and any related Funding Loss. Any part of the Commitment for the Revolving Facility that is terminated may not be reinstated.

SECTION 3.        TERMS OF PAYMENT.

         3.1      Notes and Payments.

                  (a) Notes. The Term Loan is evidenced by the Term Notes, one payable to each Lender in the stated amount of its Commitment for the Term Loan. Principal Debt under the Revolving Facility is evidenced by the Revolving Notes, one payable to each Lender in the stated amount of its Commitment for the Revolving Facility.

                  (b) Payment. Borrower must make each payment and prepayment on the Obligation to Administrative Agent's principal office in Dallas, Texas (or, alternatively, at the Eurocurrency Lending Installation in the case of payments and prepayments made in respect of Eurocurrency Borrowings) in immediately available funds by 1:00 p.m.(local time) on the day due; otherwise, but subject to SECTION 3.8, those funds continue to accrue interest as if they were received on the next Business Day. Administrative Agent or the Eurocurrency Lending Installation, as applicable, shall promptly pay to each Lender (or a Lending Installation of that Lender designated in writing to Administrative Agent or the Eurocurrency Lending Installation, as appropriate) the part of any payment or prepayment to which that Lender is entitled under this agreement (in the same type of funds which the Administrative Agent or the Eurocurrency Lending Installation received) on the same day Administrative Agent or the Eurocurrency Lending Installation, as the case may be, receives the funds from Borrower.

                  (c) Payment Assumed. Unless Administrative Agent (or, alternatively, the Eurocurrency Lending Installation in the case of Eurocurrency Borrowings) has received notice from Borrower prior to the date on which any payment is due under this agreement that Borrower will not make that payment in full, Administrative Agent (or, alternatively, the Eurocurrency Lending Installation in the case of Eurocurrency Borrowings) may assume that Borrower has made the full payment due and Administrative Agent (or, alternatively, the Eurocurrency Lending Installation in the case of Eurocurrency Borrowings) may, in reliance upon that assumption, cause to be distributed to each Lender (or a Lending Installation of that Lender designated in writing to Administrative Agent or the Eurocurrency Lending Installation, as appropriate) on that date the amount then due to each Lender. If and to the extent Borrower does not make the full payment due to Administrative Agent (or, alternatively, the Eurocurrency Lending Installation in the case of Eurocurrency Borrowings), each Lender shall repay to Administrative Agent (or, alternatively, the Eurocurrency Lending Installation in the case of Eurocurrency Borrowings) on demand the amount distributed to that Lender by Administrative Agent (or, alternatively, the Eurocurrency Lending Installation in the case of Eurocurrency Borrowings) together with interest for each day from the date that Lender received payment from Administrative Agent (or, alternatively, the Eurocurrency Lending Installation in the case of Eurocurrency Borrowings) until the date that Lender repays Administrative Agent (or, alternatively, the Eurocurrency Lending Installation in the case of Eurocurrency Borrowings) (unless such repayment is made on the same day as such distribution), at an interest rate equal to the Fed Funds Rate (or, alternatively, in the case of Eurocurrency Borrowings, the Eurocurrency Lending Installation's cost of funds for that amount and for the period stated above).

                  (d) Currency of Payment. All payments and prepayments on the Obligation must be made in the currency borrowed (the "SPECIFIED CURRENCY") and at the Eurocurrency Lending Installation specified by the Administrative Agent (the "SPECIFIED PLACE"). The payment of the Obligation shall not be discharged by an amount paid in another currency or in another place, whether pursuant to a judgment or otherwise, to the extent that the amount so paid on conversion to the Specified Currency and transfer to the Specified Place under normal banking procedures does not yield the amount of the Specified Currency at the Specified Place due hereunder. If, for the purpose of obtaining judgment in any court, it is necessary to convert a sum due hereunder in the Specified Currency into another currency (the "SECOND CURRENCY"), the rate of exchange which shall be applied shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase the Specified Currency with the Second Currency on the Business Day next preceding that on which such judgment is rendered. The obligation of Borrower in respect of any such sum due from it to the Administrative Agent or any Lender hereunder (an "ENTITLED PERSON") shall, notwithstanding the rate of exchange actually applied in rendering such judgment, be discharged only to the extent that on the Business Day following receipt by such Entitled Person of any sum adjudged to be due hereunder or under the other Credit Documents in the Second Currency, such Entitled Person may in accordance with normal banking procedures purchase and transfer to the Specified Place the Specified Currency with the amount of the Second Currency so adjudged to be due; and Borrower hereby, as a separate part of the Obligation and notwithstanding such judgment, agrees to indemnify such Entitled Person against, and to pay such Entitled Person on demand, in the Specified Currency, any difference between the sum originally due to such Entitled Person in the Specified Currency and the amount of the Specified Currency so purchased and transferred.

         3.2      Interest and Principal Payments.

                  (a) Interest. Accrued interest on each LIBOR Rate Borrowing is due and payable on the 15th day of each January, April, July and October, commencing on the first of those dates that follows the Closing Date, and on the last day of its respective Interest Period. Accrued interest on each Base Rate Borrowing is due and payable on the 15th day of each January, April, July and October, commencing on the first of those dates that follows the Closing Date. Accrued interest on each Eurocurrency Borrowing is due and payable on the last day of its respective Interest Period (provided that accrued interest on any Eurocurrency Borrowing having an Interest Period longer than three months shall also be payable on the last day of each three-month interval during such Interest Period) and on any date that the Eurocurrency Borrowing is prepaid, whether by acceleration or otherwise. Accrued interest is also due and payable (irrespective of the Type of Borrowing) (i) on the Revolving Facility Termination Date in respect of accrued interest on the Revolving Facility, and (ii) on the final maturity date of the Term Loan as set forth in CLAUSE (D) below in respect of accrued interest on the Term Loan.

                  (b) Revolving Facility Principal. The Principal Debt under the Revolving Facility is due and payable on the Revolving Facility Termination Date. Before that date, Borrower may at any time prepay, without penalty (except as provided in this agreement) and in whole or in part, the Principal Debt under the Revolving Facility, so long as
         (i) each voluntary partial prepayment must be in a principal amount not less than (a) $50,000, or a greater integral multiple of $50,000, in the case of prepayments under the Domestic Sublimit and (b) $500,000 (or its Dollar Equivalent) in the case or prepayments under the Eurocurrency Sublimit, (ii) Borrower shall pay any related Funding Loss upon demand, and (iii) in the case of prepayments under the Eurocurrency Sublimit, Borrower has given the Eurocurrency Lending Installation four days' advance notice of its intention to make such prepayment. Conversions under SECTION 3.10 are not prepayments.

                  (c)      Revolving Facility Mandatory Prepayments.

                           (i) At any time a Borrowing Base Deficiency exists,
                  Borrower shall immediately make a prepayment to Administrative Agent or the Eurocurrency Lending Installation (with any related Funding Loss) under the Revolving Facility so that a Borrowing Base Deficiency no longer exists; provided that, notwithstanding the foregoing, Borrower may take up to 5 Business Days to cure a Borrowing Base Deficiency after becoming aware of same so long as the amount of the Borrowing Base Deficiency does not exceed 5% of the total Borrowing Base.

                           (ii) Immediately upon a Permitted Asset Sale as
                  described in CLAUSE (v) or (vi) of the definition of "Permitted Asset Sale," Borrower shall make a mandatory prepayment to Administrative Agent or the Eurocurrency Lending Installation (with any related Funding Loss) under the Revolving Facility in an amount equal to 80% of the Net Proceeds of such Permitted Asset Sale, but only to the extent Borrower is not able to use such proceeds to prepay the Term Loan as required by CLAUSE (f)(ii) below.

                           (iii) If the aggregate principal amount of
                  Eurocurrency Borrowings outstanding (after converting each Eurocurrency to its Dollar Equivalent) at any time exceeds the Eurocurrency Sublimit, then, upon five Business Days' written notice from the Eurocurrency Lending Installation, Administrative Agent or any Lender, Borrower shall prepay an aggregate principal amount of Eurocurrency Borrowings sufficient to bring the aggregate of the Eurocurrency Borrowings outstanding within the Eurocurrency Sublimit.

                  (d) Term Loan Principal. The Principal Debt under the Term Loan is due and payable in installments of $833,333.33 on the 15th day of each January, April, July and October, commencing April 15, 2000, and ending on January 15, 2002, the a final payment of all remaining Principal Debt under the Term Loan being due and payable on February 16, 2002.

                  (e) Term Loan Voluntary Prepayments. Borrower may, by giving notice to Administrative Agent no later than five Business Days before the date of the prepayment, prepay, without penalty (except as provided in this agreement) and in whole or part, the Principal Debt under the Term Loan, so long as (i) the notice by Borrower specifies the amount to be prepaid, (ii) each voluntary partial prepayment must be in a principal amount of not less than $250,000, or a greater integral multiple of $250,000, plus accrued interest on the amount prepaid to the date of the prepayment and (iii) Borrower shall pay any related Funding Loss upon demand. Conversions under SECTION 3.10 are not prepayments. No voluntary prepayment of the Term Loan may be reborrowed. Voluntary prepayments of the Term Loan shall be applied to installments in order of maturity.

                  (f)      Term Loan Mandatory Prepayments.

                           (i) At any time a Borrowing Base Deficiency exists
                  that cannot be cured by making mandatory prepayments under the Revolving Facility pursuant to CLAUSE (c) above, Borrower shall immediately make a prepayment to Administrative Agent (with any related Funding Loss) on the Term Loan so that a Borrowing Base Deficiency no longer exists; provided that, notwithstanding the foregoing, Borrower may take up to 5 Business Days to cure a Borrowing Base Deficiency after becoming aware of same so long as the amount of the Borrowing Base Deficiency does not exceed 5% of the total Borrowing Base. No such mandatory prepayment of the Term Loan may be reborrowed.

                           (ii) Immediately upon a Permitted Asset Sale as
                  described in CLAUSE (v) or (vi) of the definition of "Permitted Asset Sale," Borrower shall make a mandatory prepayment to Administrative Agent (with any related Funding
                  Loss) on the Term Loan in an amount equal to 80% of the Net Proceeds of such Permitted Asset Sale. No such mandatory prepayment of the Term Loan may be reborrowed.

                           (iii) All prepayments under this CLAUSE (f) shall be
                  applied to installments in inverse order of maturity.

         3.3 Interest Options. Except that the LIBOR Rate and the Eurocurrency Rate may not be selected when an Event of Default or Potential Default exists, and except as otherwise provided in this agreement, Borrowings bear interest at an annual rate equal to the lesser of (i) the Base Rate plus the Applicable Margin or the LIBOR Rate plus the Applicable Margin or the Eurocurrency Rate (in each case as designated or deemed designated by Borrower), as the case may be and (ii) the Maximum Rate. Each change in the Base Rate, LIBOR Rate, Eurocurrency Rate, or Maximum Rate is effective, without notice to Borrower or any other Person, upon the effective date of change.

         3.4 Quotation of Rates. Borrower may call Administrative Agent or the Eurocurrency Lending Installation before delivering a Borrowing Request to receive an indication of the interest rates then in effect, but the indicated rates do not bind Administrative Agent, the Eurocurrency Lending Installation or Lenders or affect the interest rate that is actually in effect when Borrower makes a Borrowing Request, on the date any rate of interest is determined under this agreement, or on the applicable Borrowing Date.

         3.5 Default Rate. All past-due Principal Debt and, unless prohibited by applicable Government Requirements, past-due interest accruing on the Principal Debt shall, at Administrative Agent's option, bear interest on the amount thereof from time to time outstanding from the date due (stated or by acceleration) at the Default Rate until paid, regardless whether payment is made before or after entry of a judgment.

         3.6 Interest Recapture. If the designated interest rate applicable to any Borrowing exceeds the Maximum Rate, the interest rate on that Borrowing is limited to the Maximum Rate, but any subsequent reductions in the designated rate shall not reduce the interest rate thereon below the Maximum Rate until the total amount of accrued interest equals the amount of interest that would have accrued if that designated rate had always been in effect. If at maturity (stated or by acceleration), or at final payment of the Notes, the total interest paid or accrued is less than the interest that would have accrued if the designated rates had always been in effect, then, at that time and to the extent not prohibited by applicable Governmental Requirements, Borrower shall pay an amount equal to the difference between (a) the lesser of the amount of interest that would have accrued if the designated rates had always been in effect and the amount of interest that would have accrued if the Maximum Rate had always been in effect, and (b) the amount of interest actually paid or accrued on the Notes.

         3.7 Interest Calculations. Interest on all Borrowings will be calculated on the basis of actual number of days (including the first day but excluding the last day) elapsed but computed as if each calendar year consisted of (a) 360 days in the case of LIBOR Borrowings or Eurocurrency Borrowings (other than Eurocurrency Borrowings denominated in pounds sterling), or Base Rate Borrowings calculated with reference to the Fed Funds Rate (unless such calculation would result in the interest on the Borrowings exceeding the Maximum Rate in which event such interest shall be calculated on the basis of a year of 365 or 366 days, as the case may be), (b) 365 days in the case of Eurocurrency Borrowings denominated in pounds sterling, and (c) 365 or 366 days, as the case may be, in the case of Base Rate Borrowings calculated with reference to Administrative Agent's base rate of interest. All interest rate determinations and calculations by Administrative Agent are conclusive and binding absent manifest error.

         3.8 Maximum Rate. It is the intent of Administrative Agent, Lenders and Borrower in the execution and performance of the Credit Documents to remain in strict compliance with applicable Governmental Requirements from time to time in effect, including applicable laws limiting the amount or rate of interest. Administrative Agent, Lenders and Borrower stipulate and agree that none of the terms and provisions contained in the Credit Documents shall ever be construed to create a contract to pay for the use, forbearance or detention of money with interest at a rate or in an amount in excess of the Maximum Rate or Maximum Amount. For purposes of the Credit Documents, "interest" shall include the aggregate of all charges which constitute interest under applicable Governmental Requirements that are contracted for, charged, reserved, received or paid under the Credit Documents. Borrower shall never be required to pay unearned interest and shall never be required to pay interest at a rate or in an amount in excess of the Maximum Rate or Maximum Amount, and the provisions of this section shall control over all other provisions of the Credit Documents, and of any other instrument pertaining to or securing the Obligation, which may be in actual or apparent conflict herewith. If the Obligation is prepaid, or if the maturity of the Obligation is accelerated for any reason, or if under any contingency the effective rate or amount of interest which would otherwise be payable under the Credit Documents would exceed the Maximum Rate or Maximum Amount, or in the event any Lender or any holder of the Notes shall charge, contract for, take, reserve or receive monies that are deemed to constitute interest which would, in the absence of this provision, increase the effective rate or amount of interest payable under the Credit Documents to a rate or amount in excess of that permitted to be charged, contracted for, taken, reserved or received under applicable Governmental Requirements then in effect, then the principal amount of the Obligation or the amount of interest which would otherwise be payable under the Notes or both shall be reduced to the amount allowed under applicable Governmental Requirements as now or hereinafter construed by the courts having jurisdiction, and all such moneys so charged, contracted for, taken, reserved or received that are deemed to constitute interest in excess of the Maximum Rate shall immediately be returned to or credited to the account of Borrower upon such determination. Administrative Agent, Lenders and Borrower further stipulate and agree that, without limitation of the foregoing, all calculations of the rate or amount of interest contracted for, charged, taken, reserved or received under the Credit Documents which are made for the purpose of determining whether such rate or amount exceeds the Maximum Rate or Maximum Amount, shall be made to the extent not prohibited by applicable Governmental Requirements, by amortizing, prorating, allocating and spreading during the period of the full stated term of the Notes, all interest at any time contracted for, charged, taken, reserved or received from Borrower or otherwise by Lenders or any other holder of the Notes. If the Governmental Requirements of the State of Texas are applicable for purposes of determining the "Maximum Rate" or the "Maximum Amount," then those terms mean the indicated rate ceiling from time to time in effect under Chapter 1D, Subtitle 1, Title 79, Revised Civil Statutes of Texas, as amended.

         3.9 Interest Periods. When Borrower requests any LIBOR Rate Borrowing or any Eurocurrency Borrowing, Borrower may elect the applicable interest period (each an "INTEREST PERIOD"), which may be, at Borrower's option, one, three or six months, subject to the following conditions: (i) the initial Interest Period for a LIBOR Rate Borrowing or a Eurocurrency Borrowing commences on the applicable Borrowing Date or conversion date, and each subsequent Interest Period applicable to any Borrowing commences on the day when the next preceding applicable Interest Period expires; (ii) if any Interest Period for a LIBOR Rate Borrowing or a Eurocurrency Borrowing begins on a day for which no numerically corresponding Business Day in the calendar month at the end of the Interest Period exists, then the Interest Period ends on the last Business Day of that calendar month; (iii) if Borrower is required to pay any portion of a LIBOR Rate Borrowing or a Eurocurrency Borrowing before the end of its Interest Period in order to comply with the payment provisions of the Credit Documents, Borrower shall also pay any related Funding Loss and accrued interest on the prepaid amount; (iv) no Interest Period for any portion of Principal Debt may extend beyond the scheduled repayment date for that portion of Principal Debt; and (v) no more than six Interest Periods may be in effect at one time.

         3.10     Conversions.

                  (a) Domestic Sublimit. Subject to the dollar limits of SECTION 2.2(B) and provided that Borrower may not convert to or select a new Interest Period for a LIBOR Rate Borrowing at any time when an Event of Default exists, Borrower may (i) convert a LIBOR Rate Borrowing on the last day of the applicable Interest Period to a Base Rate Borrowing,
         (ii) convert a Base Rate Borrowing at any time to a LIBOR Rate Borrowing, and (iii) elect a new Interest Period for a LIBOR Rate Borrowing. That election may be made by delivering a Conversion Notice to Administrative Agent no later than 12:00 noon on the Business Day before the conversion date or the last day of the Interest Period, as the case may be (for conversion to a LIBOR Rate Borrowing or election of a new Interest Period), and no later than 12:00 noon on the last day of the Interest Period (for conversion to a Base Rate Borrowing). If the Conversion Notice for a Eurocurrency Borrowing delivered pursuant to the immediately-preceding sentence is delivered by facsimile, Borrower shall promptly deliver the originally-executed Conversion Notice to the Administrative Agent. Absent Borrower's request for conversion or election of a new Interest Period or if an Event of Default exists, then, a LIBOR Rate Borrowing shall be deemed converted to a Base Rate Borrowing effective when the applicable Interest Period expires. For the avoidance of doubt, no portion of any Base Rate Borrowing or LIBOR Rate Borrowing under the Domestic Sublimit may be converted to a Eurocurrency Borrowing under the Eurocurrency Sublimit.

                  (b) Eurocurrency Sublimit. Subject to the dollar limits of
         SECTION 2.2(B) and provided that Borrower may not convert to or select a new Interest Period for a Eurocurrency Borrowing at any time when an Event of Default exists, Borrower may elect a new Interest Period for a Eurocurrency Borrowing. That election may be made by delivering a Conversion Notice to the Eurocurrency Lending Installation no later than 10:00 a.m. (London time) on the fourth Business Day before the last day of the Interest Period. If the Conversion Notice delivered pursuant to the immediately-preceding sentence is delivered by facsimile, Borrower shall promptly deliver the originally-executed Conversion Notice to the Eurocurrency Lending Installation. Absent Borrower's request for election of a new Interest Period or if an Event of Default exists, then a Eurocurrency Borrowing shall be continued for successive one-month Interest Periods (at the option of Administrative Agent), each beginning on the date following the last day of the immediately-preceding Interest Period. For the avoidance of doubt, no portion of any Eurocurrency Borrowing under the Eurocurrency Sublimit may be converted to either a Base Rate Borrowing or a LIBOR Rate Borrowing under the Domestic Sublimit.

         3.11     Order of Application.

                  (a) No Event of Default. If no Event of Default exists, any payment shall be applied to the Obligation in the order and manner as Borrower directs except as otherwise specifically provided in the Credit Documents.

                  (b) Event of Default or No Direction. If an Event of Default exists, or if Borrower fails timely to give direction, any payment (including proceeds from the exercise of any Rights) shall be applied in the following order: (i) To all fees and expenses for which Administrative Agent or Lenders have not been paid or reimbursed in accordance with the Credit Documents (and if such payment is less than all unpaid or unreimbursed fees and expenses, then the payment shall be paid against unpaid and unreimbursed fees and expenses in the order of incurrence or due date); (ii) to accrued interest on the Principal Debt; (iii) to any LC reimbursement obligations that are due and payable and that remain unfunded by any Borrowing under the Revolving Facility; (iv) to the remaining Principal Debt in the order as Required Lenders may elect (but Required Lenders agree to apply proceeds in an order that will minimize any Funding Loss); (v) to the remaining Obligation in the order and manner Required Lenders deem appropriate; (vi) as a deposit with Administrative Agent, for the benefit of Lenders, as security for and payment of any subsequent LC reimbursement obligations.

                  (c) Pro Rata. Each payment or prepayment shall be distributed to each Lender in accordance with its Pro Rata Part of that payment or prepayment

         3.12 Sharing of Payments, Etc. If any Lender obtains any payment or prepayment with respect to the Obligation (whether voluntary, involuntary, or otherwise, including, without limitation, as a result of exercising its Rights under SECTION 3.13) that exceeds the part of that payment or prepayment that it is then entitled to receive under the Credit Documents, then that Lender shall purchase from the other Lenders participations that will cause the purchasing Lender to share the excess payment or prepayment ratably with each other Lender. If all or any portion of any excess payment or prepayment is subsequently recovered from the purchasing Lender, then the purchase shall be rescinded and the purchase price restored to the extent of the recovery. Borrower agrees that any Lender purchasing a participation from another Lender under this section may, to the fullest extent permitted by applicable Governmental Requirements, exercise all of its Rights of payment (including the Right of offset) with respect to that participation as fully as if that Lender were the direct creditor of Borrower in the amount of that participation.

         3.13 Offset. If an Event of Default exists, to the extent not prohibited by applicable Governmental Requirements, each Lender may exercise (for the benefit of all Lenders in accordance with SECTION 3.12) the Rights of offset and banker's Lien against each and every account and other property, or any interest therein, that any Company may now or hereafter have with, or which is now or hereafter in the possession of, that Lender to the extent of the full amount of the Obligation owed (directly or participated) to it.

         3.14 Booking Borrowings. To the extent permitted by applicable Governmental Requirements, any Lender may make, carry, or transfer its Borrowings at, to, or for the account of any of its Lending Installations, and may change such Lending Installations from time to time. All terms of this agreement shall apply to any such Lending Installation and the Notes shall be deemed held by each Lender for the benefit of such Lending Installation. Each Lender may, by written notice to the Administrative Agent and Borrower, designate a Lending Installation through which Borrowings are made and for whose account loan payments and prepayments are to be made. Unless otherwise notified to the contrary, all Eurocurrency Borrowings shall be made by the Lending Installations of each Lender designated on SCHEDULE 2.

         3.15 Basis Unavailable or Inadequate for LIBOR Rate or Eurocurrency Rate. If on or before any date when a LIBOR Rate or a Eurocurrency Rate is to be determined for a Borrowing, Administrative Agent or any Lender determines (and Required Lenders agree with that determination) that the basis for determining the applicable rate is not available or that the resulting rate does not accurately reflect the cost to Lenders of making or converting Borrowings at that rate for the applicable Interest Period, then Administrative Agent shall promptly notify Borrower and Lenders of that determination (which is conclusive and binding on Borrower absent manifest error), and the applicable Borrowing shall bear interest (i) in the case of Borrowings under the Domestic Sublimit, at the sum of the Base Rate plus the Applicable Margin, and (ii) in the case of Borrowings under the Eurocurrency Sublimit, at a rate of interest for such period as is agreed-upon by Administrative Agent, Lenders and Borrower prior to the making of such Borrowing. Until Administrative Agent notifies Borrower that those circumstances giving rise to such notice no longer exist, Lenders' commitments under this agreement to make, or to convert to, LIBOR Rate Borrowings or Eurocurrency Borrowings, as the case may be, shall be suspended.

         3.16 Additional Costs. Each Lender severally and not jointly agrees to notify Administrative Agent, the other Lenders, and Borrower within 180 days after it has actual knowledge that any circumstances exist that would give rise to any payment obligation by Borrower under CLAUSES (a) through (c) below.

Although no Lender shall have any liability to Administrative Agent, any other Lender, or any Company for its failure to give that notice, Borrower is not obligated to pay any amounts under those clauses that arise, accrue or are imposed more than 180 days before that notice to the extent it is applicable to those amounts. To demand payment under this section, any such Lender must generally be making similar demand for similar additional costs under credit agreements to which it is party that contain similar provisions to this section.

                  (a) Reserves. With respect to any LIBOR Rate Borrowing or Eurocurrency Borrowing (i) if any change in any present Governmental Requirement, any change in the interpretation or application of any present Governmental Requirement, or any future Governmental Requirement imposes, modifies or deems applicable (or if compliance by any Lender or any applicable Lending Installation with any requirement of any Governmental Authority results in) any requirement that any reserves (including, without limitation, any marginal, emergency, supplemental, or special reserves) be maintained (other than any reserve included in the Reserve Requirement) and if (ii) those reserves reduce any sums receivable by that Lender or any applicable Lending Installation under this agreement or increase the costs incurred by Lender or any applicable Lending Installation in advancing or maintaining any portion of any LIBOR Rate Borrowing or Eurocurrency Borrowing, then (iii) that Lender (through Administrative Agent) shall deliver to Borrower a certificate setting forth in reasonable detail the calculation of the amount necessary to compensate it or the applicable Lending Installation for its reduction or increase (which certificate is conclusive and binding absent manifest error), and (iv) Borrower shall pay that amount to that Lender or applicable Lending Installation within ten Business Days after demand. The provisions of and undertakings and indemnifications in this CLAUSE (a) survive the satisfaction and payment of the Obligation and termination of this agreement.

                  (b) Capital Adequacy. With respect to any Borrowing or LC, if any change in any present Governmental Requirement, any change in the interpretation or application of any present Governmental Requirement, or any future Governmental Requirement regarding capital adequacy, or if compliance by Administrative Agent (as issuer of LCs) or any Lender with any request, directive or requirement imposed in the future by any Governmental Authority regarding capital adequacy, or if any change in its written policies or in the risk category of this transaction, in any of the foregoing events or circumstances, reduces the rate of return on its capital as a consequence of its obligations under this agreement to a level below that which it otherwise could have achieved (taking into consideration its policies with respect to capital adequacy) by an amount deemed by it to be material (and it may, in determining the amount, utilize reasonable assumptions and allocations of costs and expenses and use any reasonable averaging or attribution method), then (unless the effect is already reflected in the rate of interest then applicable under this agreement) Administrative Agent or that Lender (through Administrative Agent) shall notify Borrower and deliver to Borrower a certificate setting forth in reasonable detail the calculation of the amount necessary to compensate it (which certificate is conclusive and binding absent manifest error), and Borrower shall pay that amount to Administrative Agent or that Lender within ten Business Days after demand. The provisions of and undertakings and indemnification in this CLAUSE (B) shall survive the satisfaction and payment of the Obligation and termination of this agreement.

                  (c) Taxes. Any Taxes payable by Administrative Agent, any Lender, or any applicable Lending Installation, or ruled by a Governmental Authority to be payable by Administrative Agent, any Lender, or any applicable Lending Installation in respect of this agreement or any other Credit Document shall, if permitted by applicable Governmental Requirements, be paid by Borrower, together with interest and penalties, if any, except for Taxes payable on or measured by the overall net income of Administrative Agent or that Lender (or any other Person with whom Administrative Agent or that Lender files a consolidated, combined, unitary, or similar Tax return) and except for interest and penalties incurred as a result of the gross negligence or willful misconduct of

         Administrative Agent or that Lender. Administrative Agent or that Lender (through Administrative Agent) shall notify Borrower and deliver to Borrower a certificate setting forth in reasonable detail the calculation of the amount of Taxes payable, which certificate is conclusive and binding (absent manifest error), and Borrower shall pay that amount to Administrative Agent for its account or the account of that Lender or the applicable Lending Installation, as the case may be, within ten Business Days after demand. If Administrative Agent, that Lender or the applicable Lending Installation subsequently receives a refund of the Taxes paid to it by Borrower, then the recipient shall promptly pay the refund to Borrower.

         3.17     Change in Governmental Requirements.

                  (a) Domestic Sublimit. If any Governmental Requirement makes it unlawful for any Lender to make or maintain LIBOR Rate Borrowings, then that Lender shall promptly notify Borrower and Administrative Agent, and (i) as to undisbursed funds, that requested Borrowing shall be made as a Base Rate Borrowing and (ii) as to any outstanding Borrowing (a) if maintaining the Borrowing until the last day of the applicable Interest Period is unlawful, the Borrowing shall be converted to a Base Rate Borrowing as of the date of notice, in which event Borrower will not be required to pay any related Funding Loss or
         (b) if not prohibited by applicable Governmental Requirements, the Borrowing shall be converted to a Base Rate Borrowing as of the last day of the applicable Interest Period or (c) if any conversion will not resolve the unlawfulness, Borrower shall promptly prepay the Borrowing, without penalty but with related Funding Loss.

                  (b) Eurocurrency Sublimit. If any Governmental Requirement makes it unlawful for any Lender to make or maintain Eurocurrency Borrowings, then that Lender shall promptly notify Borrower and Administrative Agent, and (i) as to undisbursed funds, that requested Borrowing shall be made at a rate of interest for the applicable Interest Period as is agreed-upon by Administrative Agent, Lenders and Borrower prior to the making of such Borrowing, and (ii) as to any outstanding Borrowing (a) if maintaining the Borrowing until the last day of the applicable Interest Period is unlawful, the Borrowing shall be converted to a Borrowing at a rate of interest for the applicable Interest Period as is agreed-upon by Administrative Agent, Lenders and Borrower or (b) if Administrative Agent, Lenders and Borrower are unable to agree on a new rate of interest for that Borrowing, Borrower shall promptly prepay the Borrowing, without penalty but with related Funding Loss.

         3.18 Funding Loss. BORROWER SHALL INDEMNIFY EACH LENDER AGAINST, AND PAY TO IT UPON DEMAND, ANY FUNDING LOSS OF THAT LENDER. WHEN ANY LENDER DEMANDS THAT BORROWER PAY ANY FUNDING LOSS, THAT LENDER SHALL DELIVER TO BORROWER AND ADMINISTRATIVE AGENT A CERTIFICATE SETTING FORTH IN REASONABLE DETAIL THE BASIS FOR IMPOSING FUNDING LOSS AND THE CALCULATION OF THE AMOUNT, WHICH CALCULATION IS CONCLUSIVE AND BINDING ABSENT MANIFEST ERROR. THE PROVISIONS OF AND UNDERTAKINGS AND INDEMNIFICATION IN THIS SECTION SURVIVE THE SATISFACTION AND PAYMENT OF THE OBLIGATION AND TERMINATION OF THIS AGREEMENT.

         3.19 Foreign Lenders, Participants, and Assignees. Each Lender, Participant (by accepting a participation interest under this agreement), and Assignee (by executing an Assignment) that is not organized under the Governmental Requirements of the United States of America or one of its states
(a) represents to Administrative Agent and Borrower that (i) no Taxes are required to be withheld by Administrative Agent or Borrower with respect to any payments to be made to it in respect of the Obligation and (ii) it has furnished to Administrative Agent and Borrower two duly completed copies of either U.S. Internal Revenue Service Form 4224, Form 1001, Form W-8, or any other form acceptable to Administrative Agent and Borrower that entitles it to a complete exemption from U.S. federal withholding Tax on all interest or fee payments under the Credit Documents, and (b) covenants to (i) provide Administrative Agent and Borrower a new Form 4224,

Form 1001, Form W-8, or other form acceptable to Administrative Agent and Borrower upon the expiration or obsolescence according to applicable Governmental Requirements of any previously delivered form, duly executed and completed by it, entitling it to a complete exemption from U.S. federal withholding Tax on all interest and fee payments under the Credit Documents, and
(ii) comply from time to time with all applicable Governmental Requirements with regard to the withholding Tax exemption. If any of the foregoing is not true at any time or the applicable forms are not provided, then Borrower and Administrative Agent (without duplication) may deduct and withhold from interest and fee payments under the Credit Documents any Tax at the maximum rate under the IRC or other applicable Governmental Requirement, and amounts so deducted and withheld shall be treated as paid to that Lender, Participant, or assignee, as the case may be, for all purposes under the Credit Documents.

SECTION 4.   FEES.

         4.1 Treatment of Fees. The fees described in this SECTION 4 (i) are not compensation for the use, detention or forbearance of money, (ii) are in addition to, and not in lieu of, interest and expenses otherwise described in the Credit Documents, (iii) are payable in accordance with SECTION 3.1, (iv) are non-refundable, (v) to the fullest extent not prohibited by applicable Governmental Requirements, bear interest, if not paid when due, on the amount thereof from time to time unpaid at the Default Rate and (vi) with respect to the fees referenced in SECTIONS 4.3 and 4.4, are calculated on the basis of the actual number of days (including the first day but excluding the last day) elapsed, as if each calendar year consisted of 360 days, unless such amount is determined to constitute interest and if so, such computation would result in an interest rate deemed to exceed (notwithstanding the foregoing) the Maximum Rate in which event the computation is made on the basis of a year of 365 or 366 days, as the case may be.

         4.2 Arrangement and Underwriting Fees. Borrower shall pay to Administrative Agent arrangement, structure, management, documentation, due diligence and custodial fees in amounts and upon such payment terms as may be separately agreed upon by Borrower and Administrative Agent in writing.

         4.3 Unused Facility Fee. Borrower shall pay to Administrative Agent for the account of each Lender, according to each Lender's Commitment Percentage on the day the fee is payable, an unused facility fee for the Revolving Facility. The fee accrues on the last day of each December, March, June and September, and is due and payable on the 15th day of each January, April, July and October, commencing on October 15, 1999, and on the Revolving Facility Termination Date. Each payment of the fee is equal to the following, determined for the calendar quarter (or portion of a calendar quarter ending on the Revolving Facility Termination Date) preceding and including the date it accrues: From the closing date under the Existing Agreement until the Revolving Facility Termination Date, the product of (i) the Applicable Percentage times (ii) the amount by which the average-daily total Commitment for only the Revolving Facility exceeds the sum of the average-daily Principal Debt (including the Dollar Equivalent of any Eurocurrency Borrowings) under only the Revolving Facility plus the average-daily LC Exposure for standby LCs, times (iii) a fraction with the number of days in the applicable quarter or portion of it as the numerator and 365 as the denominator.

         4.4 LC Fees. As a condition precedent to the issuance (including, without limitation, the extension) of each LC, Borrower shall pay to Administrative Agent:

                  (a) For the account of each Lender, according to each Lender's Commitment Percentage on the day the fee is payable, an issuance fee, payable quarterly in arrears, equal to a percentage of the average-face amount of that LC during each applicable quarterly period, which percentage is equal to the Applicable Margin in effect for LIBOR Rate Borrowings on the first day of the quarterly period for which a payment is payable; and

                  (b) For the account of Administrative Agent, payable on the date of issuance, a fronting fee of the greater of (A) $300 or (B) 0.125% of the face amount of each standby LC.

         4.5 Prepayment Fee. If the Obligation is entirely prepaid at any time prior to February 16, 2000, Borrower shall pay to Administrative Agent for the account of each Lender, according to each Lender's Commitment Percentage on the day the fee is payable, a prepayment fee equal to 0.250% multiplied by the total Commitments of all Lenders as of the Closing Date. Notwithstanding the foregoing, no prepayment fee will be assessed against Borrower if the Obligation is prepaid solely from the proceeds of an underwritten public offering of Borrower's stock or debt securities, or from the proceeds of an acquisition of Borrower by an unrelated third party.

SECTION 5.   SECURITY.

         5.1 Guaranty. Borrower shall cause each of its present and future Subsidiaries to (a) unconditionally guarantee the full payment and performance of the Obligation by execution of a Guaranty (other than any Foreign Subsidiary the execution of a Guaranty by which would create a material Tax obligation for the Companies that would not otherwise exist) and (b) grant liens in all Collateral now or hereafter owned by any of the Domestic Companies, by due execution and delivery of a Security Agreement to Administrative Agent for Lenders.

         5.2 Collateral. Borrower shall cause full payment and performance of the Obligation to be secured by Lender Liens on all of the items and types of property (together with its proceeds, the "COLLATERAL"), described in the present and future Credit Documents creating Lender Liens, including, without limitation:

                  (a) Present and future accounts receivable, inventory, general intangibles, contract rights, equipment, fixtures, patents, trademarks, other intellectual property and all other personal property of each present and future Domestic Company;

                  (b) 100% of the present and future issued and outstanding capital stock, partnership interests, and other equity interests of all of Borrower's present and future Domestic Subsidiaries;

                  (c) Approximately all (but not less than 65%) of the present and future issued and outstanding capital stock, partnership interests, and other equity interests of all of Borrower's present and future Foreign Subsidiaries the pledge of which would not create a material Tax obligation for the Companies that would not otherwise exist; and

                  (d) All present and future notes receivable executed by a Foreign Subsidiary in favor of Borrower.

         5.3 Creation of Liens and Further Assurances. Borrower covenants and agrees that the Lender Liens described in SECTION 5.2 shall be created and perfected as a condition to funding any Borrowings or the issuance of any LC. Furthermore, Borrower shall, and shall cause each other appropriate Company to, perform the acts, duly authorize, execute, acknowledge, deliver, file, and record any additional writings, and pay all filing fees and costs as Administrative Agent or Required Lenders may reasonably deem appropriate or necessary to perfect and maintain the Lender Liens and preserve and protect the Rights of Administrative Agent and Lenders under any Credit Document.

         5.4 Change in Tax Laws. Notwithstanding anything to the contrary set forth in this SECTION 5, in the event the Tax laws regarding Foreign Subsidiaries are changed to remove the creation of a material Tax obligation for the Companies, each such Foreign Subsidiary may, at Borrower's discretion, execute a Guaranty in exchange for a release of the pledge of its securities.

         5.5 Release of Collateral. Whenever Lenders no longer have any commitment to extend credit under any Credit Document and the Obligation has been fully paid and performed, then Administrative Agent and Lenders shall, upon Borrower's written request and at Borrower's cost and expense, cause the Lender Liens on all Collateral to be released and all Guaranties to be terminated and released.

SECTION 6.   CONDITIONS PRECEDENT.

         6.1 Initial Advances. The obligation of Lenders to make the initial advances under this agreement is subject to the condition precedent that, on or before the date of such advance, Administrative Agent and Lenders have received, there shall have been performed and there shall exist, the documents, actions and other matters set forth below, each in form, scope and substance, and (as applicable) dated as of a date, satisfactory to Administrative Agent and
Lenders:

                  (a) Amended and Restated Credit Agreement. This agreement duly executed by Borrower, Administrative Agent and each initial Lender;

                  (b) Revolving Notes. The Revolving Notes duly executed and delivered by Borrower;

                  (c) Term Notes. The Term Notes duly executed and delivered by Borrower;

                  (d) Addendum to Security Agreement. An Addendum to Security Agreement executed by Borrower's Subsidiary, ABM Data Systems, Inc., together with financing statements executed by such Subsidiary for filing with the Texas Secretary of State.

                  (e) Confirmation of Guaranties and Security Interests. A Confirmation of Guaranties and Security Interests duly executed and delivered by Borrower and each of Borrower's Domestic Subsidiaries;

                  (f) Secretary's Certificate. A certificate signed by the Secretary or Assistant Secretary of Borrower certifying to (i) resolutions, (ii) incumbency, (iii) articles of incorporation, and (iv) bylaws;

                  (g) Payments to the Lender. The payment to Administrative Agent of: (i) all fees to be received by Administrative Agent pursuant to this agreement or any other Credit Documents, and (ii) all third-party costs incurred in connection with this agreement, including all reasonable attorneys' fees, costs and out-of-pocket expenses of Administrative Agent's counsel incurred or estimated to have been incurred through the Closing Date in connection with the preparation, execution and delivery of the Credit Documents and the consummation of the transactions contemplated thereby;

                  (h) Opinion of Counsel. Favorable opinions addressed to Administrative Agent and Lenders as to the matters set forth in EXHIBIT K hereto from Borrower's General Counsel and from Gardere & Wynne, L.L.P., outside legal counsel to the Companies;

                  (i) Amendments to TROL Financing Documents. Amendments to the TROL Financing Documents in form and substance satisfactory to Borrower, Administrative Agent and Lenders; and

                  (j) Additional Information. Such other documents, instruments, reports, opinions and information as reasonably required by Administrative Agent, any Lender and their respective counsel.

         6.2 All Borrowings. The obligation of Lenders to extend Borrowings under this agreement (including the initial advances) is subject to the following conditions precedent:

                  (a) No Default or Potential Default. As of the date of the making of the Borrowing, there exists no Event of Default or Potential Default;

                  (b) Compliance with Credit Agreement. Each Company has performed and complied with all agreements and conditions contained in this agreement and each other Credit Document that are required to be performed or complied with by it before or at the date of the Borrowing;

                  (c) No Material Adverse Event. As of the date of making the Borrowing, no Material Adverse Event has occurred and is continuing;

                  (d) Borrowing Request. Administrative Agent has timely received from Borrower a properly completed Borrowing Request, executed by a Responsible Officer of Borrower; and

                  (e) Representations and Warranties. The representations and warranties contained in SECTION 7 and the other Credit Documents are true in all respects on the date of, and after giving effect to, the Borrowing, with the same force and effect as though made on and as of that date.

         6.3 Permitted Acquisitions. Prior to the consummation of any Acquisition (whether or not the purchase price for such Acquisition is funded by Borrowings), Borrower shall deliver to Administrative Agent the following items:

                  (a) all supplements to, or revisions of, SCHEDULES 7.3 and 7.8 which are required to make the disclosures in such Schedules accurate after giving effect to such Acquisition, so long as, on or prior to the date of consummation of such Acquisition, the consent of Required Lenders with respect to such revised or supplemental Schedules have been obtained; and

                  (b) a Permitted Acquisition Compliance Certificate in form and substance acceptable to Administrative Agent.

SECTION 7. REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Administrative Agent and Lenders as follows:

         7.1      Purpose and Regulation U.

                  (a) Subject to the other provisions in the Credit Documents, including, without limitation, CLAUSE (b) below, the proceeds of the Term Loan have been used to refinance the term loan portion of the Refinanced Debt and for general corporate purposes, and the proceeds of the Revolving Facility have been used to refinance the revolving loan portion of the Refinanced Debt, and will be used for general corporate purposes, working capital uses in the ordinary course of business, Permitted Acquisitions, and permitted stock repurchases.

                  (b) The proceeds of the Revolving Facility and Term Loan will be used by Borrower solely for the purposes specified in SECTION 7.1(a). None of such proceeds will be used for the purpose of purchasing or carrying any "margin stock"as defined in Regulation U or G of the Board of Governors of the Federal Reserve System (12 C.F.R.
         Part 221 and 207), or for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry a margin stock or for any other purpose which might constitute this transaction a "purpose credit" within the meaning of such Regulation U or G. No Company is engaged in the business of extending credit for the purpose of purchasing or carrying margin stocks. No Company, nor any Person acting on behalf of any Company, has taken or will take any action that might cause the Notes or any other of the Credit Documents, including this Credit Agreement, to violate Regulations U or G or any other regulations of the Board of Governors of the Federal Reserve System or to violate Section 7 of the Securities Exchange Act of 1934 or any rule or regulation thereunder, in each case as now in effect or as the same may hereinafter be in effect. For the avoidance of doubt, no proceeds of the Revolving Facility or Term Loan may be used to purchase any securities, including without limitation, any of the Permitted Investments described in CLAUSES (f) through (h) of SECTION 9.7.

         7.2 Corporate Existence, Good Standing, Authority and Locations. Each Company is duly organized, validly existing and in good standing under the Governmental Requirements of its jurisdiction of incorporation or formation, as applicable. Except where the failure to qualify would not result in a Material Adverse Event, each Company is duly qualified to transact business and is in good standing as a foreign corporation or partnership (as applicable) in each jurisdiction where the nature and extent of its business and properties require due qualification and good standing (and each of such jurisdictions is identified in SCHEDULE 7.3). Each Company possesses all requisite authority and power to conduct its business as is now being conducted and as proposed to be conducted (including under the Credit Documents) and to own and operate its assets as now owned and operated and as proposed to be owned and operated (including under the Credit Documents). Each Company's chief executive office and other principal offices are described on SCHEDULE 7.3. The present location of each Company's books and records concerning accounts and accounts receivable is at its chief executive office.

         7.3 Subsidiaries and Names. SCHEDULE 7.3 describes (i) each Company,
(ii) every name or trade name used by each Company during the five-year period before the date of this agreement (or during the period such Company has been a Subsidiary, if shorter) and (iii) every change of each Company's name during the four-month period before the date of this agreement. All of the outstanding shares of capital stock (or similar voting interests) of each Company are (1) duly authorized, validly issued, fully paid and nonassessable, (2) owned of record and beneficially as described in SCHEDULE 7.3, free and clear of any Liens, except Permitted Liens and (3) not subject to any warrant, option or other acquisition Right of any Person or subject to any voting, ownership or transfer restriction except (a) restrictions imposed by securities laws and general corporate laws and (b) restrictions expressly noted in the certificates evidencing such shares.

         7.4 Authorization and Contravention. The execution and delivery by each Company of each Credit Document to which it is a party and the performance by it of its obligations under those Credit Documents (i) are within its corporate or partnership power (as applicable), (ii) have been duly authorized by all necessary corporate or partnership action (as applicable), (iii) require no consent of, action by, or filing with, any Governmental Authority (except any action or filing that has been taken or made or consent that has been received, and is completed and in final form and full force and effect, on or before the Closing Date), (iv) do not violate any provision of its Organizational Documents, (v) do not violate any provision of any Governmental Requirement applicable to it or result in any breach of, or default under, any material agreement of the Companies, or (vi) result in, or requires the imposition of, any Liens on any property of any Company, other than in favor of Administrative Agent for Lenders.

         7.5 Binding Effect. Upon execution by each Company of each Credit Document to which it is a party, each such Credit Document will constitute a legal and binding obligation of each such party, enforceable against each such party in accordance with that Credit Document's terms except as that enforceability may be limited by Debtor Relief Laws and general principles of equity.

         7.6 Financials. The Current Financials were prepared in accordance with GAAP and present fairly, in all material respects, the Companies' consolidated (if applicable) financial condition, results of operations and cash flows as of, and for the portion of the fiscal year ending on, their dates (subject only to normal year-end adjustments for interim statements). Except for transactions directly related to, or specifically contemplated or expressly permitted by, the Credit Documents, no material adverse changes have occurred in the Companies' consolidated (if applicable) financial condition from that shown in the Current Financials.

         7.7 Solvency. On each Borrowing Date, each Company is, and after giving effect to the requested Borrowing will be, Solvent.

         7.8 Litigation.

                  (a) Except as shown on SCHEDULE 7.8, no Company is subject to, or aware of the threat of, any Litigation involving any Company, or any of their respective properties, which if adversely determined against any of them, reasonably could be expected to result in a Material Adverse Event, and

                  (b) No outstanding and unpaid judgments against any Company exist that reasonably could be expected to result in a Material Adverse Event.

         7.9 Taxes. Except where the non-compliance of any of the following reasonably could not be expected to result in a Material Adverse Event, (i) all returns, reports and other information of each Company required to be filed in respect to a present or future liability for any Taxes have been prepared in compliance with all requisite Governmental Requirements, and as so prepared, have been properly filed (or extensions have been granted) and (ii) all Taxes imposed upon each Company that are due and payable have been timely and fully paid except as are being contested as permitted by SECTION 8.5.

         7.10 Environmental Matters.

                  (a) No Company has received notice from any Governmental Authority that it has any actual or potential Environmental Liability, and no Company has knowledge that it has any Environmental Liability, which actual or potential Environmental Liability in either case reasonably could be expected to constitute a Material Adverse Event.

                  (b) No Company has received notice from any Governmental Authority that any Real Property is affected by, and no Company has knowledge that any Real Property is affected by, any Release of any Hazardous Substance which reasonably could be expected to constitute a Material Adverse Event.

         7.11 Employee Plans. Except where not a Material Adverse Event (i) no Employee Plan subject to ERISA has incurred an "accumulated funding deficiency" (as defined in Section 302 of ERISA or Section 512 of the IRC), (ii) neither any Company nor any ERISA Affiliate has incurred liability (except for liabilities for premiums that have been paid or that are not past due) under ERISA to the PBGC in connection with any Employee Plan, (iii) neither any Company nor any ERISA Affiliate has withdrawn in whole or in part from participation in a Multiemployer Plan in a manner that has given rise to a withdrawal liability under Title IV of ERISA, (iv) neither any Company nor any ERISA Affiliate has engaged in any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the IRC), (v) no "reportable event" (as defined in Section 4043 of ERISA) has occurred excluding events for which the notice requirement is waived under applicable PBGC regulations, (vi) neither any Company nor any ERISA Affiliate has any liability, or is subject to any Lien, under ERISA or the IRC to or on account of any Employee Plan, (vii) each Employee Plan subject to ERISA and the IRC complies in all material respects, both in form and operation, with ERISA and the IRC and (viii) no Multiemployer Plan subject to the IRC is in reorganization within the meaning of Section 418 of the IRC.

         7.12 Properties; Liens. Each Company has good and marketable title to all its property reflected on the Current Financials except for property that is obsolete or that has been disposed of in the ordinary course of business between the date of the Current Financials and the date of this agreement or, after the date of this agreement, as permitted by SECTIONS 9.9 or 9.10. No Lien exists on any property of any Company except Permitted Liens. Except for the Credit Documents, no Company is party or subject to any agreement, instrument or order which in any way restricts any Company's ability to allow Liens to exist upon any of its assets.

         7.13 Government Regulations. No Company is subject to regulation under the Investment Company Act of 1940, as amended, or the Public Utility Holding Company Act of 1935, as amended.

         7.14 Transactions with Affiliates. Except for transactions with other Companies as permitted by SECTION 9.5, no Company is a party to a transaction (other than of an inconsequential nature) with any of its Affiliates.

         7.15 Debt. No Company has any Debt except Permitted Debt.

         7.16 Leases. Except where it could not reasonably be expected to result in a Material Adverse Event, (i) each Company enjoys peaceful and undisturbed possession under all leases necessary or desirable for the operation of its properties and assets and (ii) all material leases under which any Company is a lessee are in full force and effect.

         7.17 Labor Matters. Except where it could not reasonably be expected to result in a Material Adverse Event (i) no actual or threatened strikes, labor disputes, slow downs, walkouts, work stoppages or other concerted interruptions of operations that involve any employees employed at any time in connection with the business activities or operations at any Real Property exist, (ii) hours worked by and payment made to the employees of any Company have not been in violation of the Fair Labor Standards Act or any other applicable Governmental Requirements pertaining to labor matters, (iii) all payments due from any Company for employee health and welfare insurance, including, without limitation, workers compensation insurance, have been paid or accrued as a liability on its books and (iv) the business activities and operations of each Company are in compliance with OSHA and other applicable health and safety Governmental Requirements.

         7.18 Intellectual Property. Except where it could not reasonably be expected to result in a Material Adverse Event, (i) each Company owns or has the right to use all material licenses, patents, patent applications, copyrights, service marks, trademarks, trademark applications, trade names, trade secrets and other intellectual property rights necessary or desirable to continue to conduct its businesses as presently conducted by it and proposed to be conducted by it immediately after the date of this agreement, (ii) each Company is conducting its business without infringement or claim of infringement of any license, patent, copyright, service mark, trademark, trade name, trade secret or other intellectual property right of others and (iii) no infringement or claim of infringement by others of any material license, patent, copyright, service mark, trademark, trade name, trade secret or other intellectual property of any Company exists.

         7.19 Insurance. Each Company maintains the insurance required by
SECTION 8.9.

         7.20 Year 2000 Issues. Borrower has implemented a Year 2000 compliance program to ensure that the Companies' computer systems and applications will function properly beyond 1999. Borrower believes that it has allocated adequate resources for this purpose and expects its Year 2000 date conversion program to be successfully completed on a timely basis. To the knowledge of Borrower, the ability of the Companies' significant suppliers, customers and others with which they conduct business to identify and resolve their own Year 2000 issues can not reasonably be expected to have a material adverse effect on the

Companies or their business. Prior to the date hereof, Borrower has disclosed in writing to Administrative Agent and Lenders the steps that Borrower has taken to become Year 2000 compliant and the costs Borrower expects to incur in connection therewith. Borrower does not expect that the Companies will have to incur expenditures in excess of $750,000 after the Closing Date to address this issue.

         7.21 Full Disclosure. All information furnished to Administrative Agent or Lenders by or on behalf of any Company in connection with the Credit Documents was, and all information furnished to Administrative Agent or Lenders in the future by or on behalf of any Company will be, in each case, when so furnished, true, complete and accurate in all material respects or where estimates or projections were or will be therein made and so designated, based on good faith, reasonable estimates or projections on the date the information is stated or certified.

SECTION 8. AFFIRMATIVE COVENANTS. For so long as any Lender is committed to lend or issue LCs under this agreement and until the Obligation has been fully paid and performed, Borrower covenants and agrees with Administrative Agent and Lenders as follows:

         8.1 Certain Items Furnished. Borrower shall furnish the following to each Lender:

                  (a) Annual Financials, Etc. Promptly after preparation but no later than 90 days after the last day of each fiscal year of Borrower, audited Financials showing the Companies' consolidated financial condition and results of operations as of, and for the year ended on, that last day, accompanied by (i) the opinion, without qualification, of a firm of independent certified public accountants acceptable to Required Lenders (Grant Thornton L.L.P. and any "Big Five" accounting firm being expressly acceptable to Required Lenders), based on an audit using generally accepted auditing standards, that the consolidated portion of those Financials were prepared in accordance with GAAP and present fairly, in all material respects, the Companies' consolidated financial condition and results of operations and (ii) with respect to the period covered by such Financials, a Compliance Certificate. In addition, Borrower shall furnish to each Lender, promptly after preparation but no later than 90 days after the last day of each fiscal year of Borrower, company-prepared consolidating Financials showing the Companies' consolidated financial condition and results of operations as of, and for the year ended on, that last day. The consolidating Financials described above will also provide reasonable detail as to the financial condition and results of operations of the Domestic Companies as a group and the Foreign Subsidiaries as a group.

                  (b) Quarterly Financials, Etc. Promptly after preparation but no later than 45 days after the last day of each fiscal quarter of Borrower, Financials showing the Companies' consolidated and consolidating financial condition and results of operations for that fiscal quarter and for the period from the beginning of the current fiscal year to the last day of that fiscal quarter, accompanied by a Compliance Certificate with respect to the period covered by such Financials. The consolidating Financials described above will also provide reasonable detail as to the financial condition and results of operations of the Domestic Companies as a group and the Foreign Subsidiaries as a group.

                  (c) Monthly Borrowing Base Reports and Accounts Receivable Agings. Promptly after preparation but no later than 30 days after the last day of each month, a Borrowing Base Report, accompanied by a summary accounts receivable aging (with a more detailed accounts receivable aging to be promptly provided upon the request of Administrative Agent or any Lender), each in form and detail reasonably satisfactory to Administrative Agent.

                  (d) Inventory Listings. Promptly upon Administrative Agent's or any Lender's request, an inventory listing for the Companies in form and detail reasonably satisfactory to Administrative Agent.

                  (e) Annual Business Plans. Promptly after preparation but no later than 30 days after the last day of each fiscal year of Borrower, the annual business plan for the Companies prepared by Borrower, in form reasonably acceptable to Administrative Agent, setting forth management's projections for the next succeeding fiscal year.

                  (f) Other Reports. Promptly after preparation and distribution, accurate and complete copies of all reports and other communications about material financial matters or material corporate plans or projections by or for any Company for distribution to any Governmental Authority or any existing or potential creditor including, without limitation, (i) each Form 10-K, 10-Q, and S-8 filed with the Securities and Exchange Commission, and (ii) each interim or special audit report and management letter issued by the Companies' accountants with respect to the Companies or their financial records, but excluding
         (x) credit, trade and other reports prepared and distributed in the ordinary course of business and (y) information otherwise furnished to Administrative Agent and Lenders under this agreement.

                  (g) Employee Plans. As soon as possible and within 30 days after Borrower knows that any event which would constitute a reportable event under Section 4043(b) of Title IV of ERISA with respect to any Employee Plan subject to ERISA has occurred, or that the PBGC has instituted or will institute proceedings under ERISA to terminate that plan, deliver a certificate of a Responsible Officer of Borrower setting forth details as to that reportable event and the action which Borrower or an ERISA Affiliate, as the case may be, proposes to take with respect to it, together with a copy of any notice of that reportable event which may be required to be filed with the PBGC, or any notice delivered by the PBGC evidencing its intent to institute those proceedings or any notice to the PBGC that the plan is to be terminated, as the case may be. For all purposes of this section, Borrower is deemed to have all knowledge of all facts attributable to the plan administrator under ERISA.

                  (h) Other Notices. Promptly after Borrower knows or receives any notification thereof (whichever shall first occur), notice of (i) the existence and status of any Litigation or Environmental Liability that if determined adversely to any Company, could reasonably be expected to result in a Material Adverse Event, (ii) any change in any fact or circumstance (other than of an inconsequential nature) represented or warranted by any Company in any Credit Document, and
         (iii) an Event of Default, Potential Default or Material Adverse Event, specifying the nature thereof and what action the Companies have taken, are taking and propose to take.

                  (i) Other Information. Promptly when reasonably requested by Administrative Agent or any Lender, such information (not otherwise required to be furnished under this agreement) about any Company's business affairs, assets, liabilities, results of operation and financial condition (all in form and substance satisfactory to Administrative Agent or that Lender).

         8.2 Use of Credit. Borrower shall use the proceeds of Borrowings only for the purposes represented in this agreement.

         8.3 Books and Records. Each Company shall maintain books, records and accounts necessary to prepare Financials in accordance with GAAP.

         8.4 Inspections. Upon reasonable request and at least 5-days' advance notice (but during the pendency of an Event of Default, no advance notice is required), each Company shall allow Administrative Agent or any Lender (or their respective Representatives) to inspect any of that Company's properties, to review reports, files and other records and to make and take away copies, to conduct tests or investigations and to discuss any of its affairs, conditions and finances with its other creditors, directors, officers, employees, outside accountants or representatives from time to time, during reasonable business hours (but during the pendency of an Event of Default, at any time). Without limiting the foregoing, the Companies shall allow Administrative Agent to perform field examinations to test such systems and controls of the Companies as it deems appropriate. Borrower shall reimburse Administrative Agent for the reasonable expenses of one such field exam every twelve months (the expected expense relating to each such annual field exam is $10,000). Additional field exams may be conducted at the sole expense of Administrative Agent and Lenders; provided, however, that Borrower shall reimburse Administrative Agent for the reasonable expenses of follow-up examinations by Administrative Agent that are reasonably required by Administrative Agent to address matters of concern arising as a result of any prior field exam.

         8.5 Taxes. Each Company shall promptly pay when due any and all Taxes except Taxes that are being contested in good faith by lawful proceedings diligently conducted, against which reserve or other provision required by GAAP has been made and in respect of which levy and execution of any Lien sufficient to be enforced has been and continues to be stayed.

         8.6 Payment of Obligation. Each Company shall promptly pay (or renew and extend) all of its obligations as they become due (unless the obligations, other than the Obligation or any part thereof, are being contested in good faith by appropriate proceedings).

         8.7 Expenses. Within fifteen Business Days after demand accompanied by an invoice describing the costs, fees and expenses in reasonable detail, Borrower shall pay (i) all costs, fees and expenses paid or incurred by or on behalf of Administrative Agent incident to any Credit Document (including, without limitation, the reasonable fees and expenses of Administrative Agent's counsel in connection with the negotiation, preparation, delivery and execution of the Credit Documents and any related amendment, waiver or consent) and (ii) all reasonable costs and expenses incurred by Administrative Agent in connection with the enforcement of the obligations of any Company under the Credit Documents or the exercise of any Rights under the Credit Documents (including, without limitation, reasonable allocated costs of in-house counsel, other reasonable attorneys' fees and court costs), all of which are part of the Obligation, bearing interest (if not paid within fifteen Business Days after demand accompanied by an invoice describing the costs, fees and expenses in reasonable detail) on the portion thereof from time to time unpaid at the Default Rate until paid.

         8.8 Maintenance of Existence, Assets and Business. Each Company shall
(i) except as permitted in SECTION 9.9 and SECTION 9.10, maintain its corporate or partnership (as applicable) existence and good standing in its state of incorporation or formation (as applicable) and (ii) except where the failure to perform any of the following could not reasonably be expected to result in a Material Adverse Event (a) maintain its authority to transact business and good standing in all other states, (b) maintain all licenses, permits and franchises (including, without limitation, Environmental Permits) necessary or desirable for its business and (c) keep all of its assets that are useful in and necessary to its business in good working order and condition (ordinary wear and tear excepted) and make all necessary repairs and replacements.

         8.9 Insurance. Each Company shall, at its cost and expense, maintain with financially sound, responsible and reputable insurance companies or associations, or as to workers' compensation or similar insurance, with an insurance fund or by self-insurance authorized by the jurisdictions in which it operates, insurance concerning its properties and businesses against casualties and contingencies and of types and in amounts (and with co-insurance and deductibles) as is customary in the case of similar businesses. In addition, Borrower shall and shall cause each other Company to, (i) name Administrative Agent as additional insured on all general and comprehensive liability insurance and as loss payee on all insurance covering any Collateral (or any portion thereof), (ii) deliver copies of the policies and endorsements for the insurance required by this SECTION 8.9 to Administrative Agent promptly after issuance and renewal of each and (iii) cause each policy of insurance to provide that it will not be cancelled or modified (as to term, coverage, scope, property or risks covered, change or addition of loss payee or additional insured or otherwise) without 30 days prior written notice to Administrative Agent.

         8.10 Compliance with Governmental Requirements. Each Company shall (i) operate and manage its businesses and otherwise conduct its affairs in compliance with all Governmental Requirements (including without limitation, all Environmental Governmental Requirements and Environmental Permits) except to the extent noncompliance reasonably could be expected not to constitute a Material Adverse Event, (ii) promptly deliver to Administrative Agent a copy of any notice received from any Governmental Authority alleging that any Company is not in compliance with any Governmental Requirements (including any Environmental Governmental Requirements or Environmental Permits) if the allegation reasonably could constitute a Material Adverse Event and (iii) promptly deliver to Administrative Agent a copy of any notice received from any Governmental Authority alleging that any Company has any potential Environmental Liability if the allegation reasonably could constitute a Material Adverse Event.

         8.11 Subsidiary Guaranties and Pledges. Borrower shall cause all of its present and future Domestic Subsidiaries, whether now existing or in the future formed or acquired as permitted by the Credit Documents, promptly and fully to comply with SECTIONS 5.1 and 5.2 and its capital stock or other equity securities to become subject to Lender Liens as required by SECTION 5.2.

         8.12 Indemnification.

                  (a) AS USED IN THIS SECTION: (i) "INDEMNITOR" MEANS BORROWER AND (PURSUANT TO ITS GUARANTY OR ITS EXECUTION AND DELIVERY OF, OR CONSENT TO, ANY OTHER CREDIT DOCUMENT) EACH OTHER COMPANY; (ii) "INDEMNITEE" MEANS ADMINISTRATIVE AGENT, EACH LENDER, EACH PRESENT AND FUTURE AFFILIATE OF ADMINISTRATIVE AGENT AND EACH LENDER, EACH PRESENT AND FUTURE REPRESENTATIVE OF ADMINISTRATIVE AGENT AND EACH LENDER OR ANY OF THOSE AFFILIATES AND EACH PRESENT AND FUTURE SUCCESSOR AND ASSIGN OF ADMINISTRATIVE AGENT AND EACH LENDER OR ANY OF THOSE AFFILIATES OR REPRESENTATIVES; AND (iii) "INDEMNIFIED LIABILITIES" MEANS ALL PRESENT AND FUTURE, KNOWN AND UNKNOWN, FIXED AND CONTINGENT, ADMINISTRATIVE, INVESTIGATIVE, JUDICIAL AND OTHER CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, INVESTIGATIONS, SUITS, PROCEEDINGS, AMOUNTS PAID IN SETTLEMENT, DAMAGES, JUDGMENTS, PENALTIES, COURT COSTS, LIABILITIES AND OBLIGATIONS, AND ALL PRESENT AND FUTURE COSTS, EXPENSES AND DISBURSEMENTS (INCLUDING ALL REASONABLE ATTORNEYS' FEES AND EXPENSES WHETHER OR NOT SUIT OR OTHER PROCEEDING EXISTS OR ANY INDEMNITEE IS PARTY TO ANY SUIT OR OTHER PROCEEDING) IN ANY WAY RELATED TO ANY OF THE FOREGOING, THAT MAY AT ANY TIME BE IMPOSED ON, INCURRED BY, OR ASSERTED AGAINST, ANY INDEMNITEE AND IN ANY WAY RELATING TO OR ARISING OUT OF ANY (1) CREDIT DOCUMENT OR TRANSACTION CONTEMPLATED BY ANY CREDIT DOCUMENT, (2) ENVIRONMENTAL LIABILITY IN ANY WAY RELATED TO ANY COMPANY, OR ACT, OMISSION, STATUS, OWNERSHIP, OR OTHER RELATIONSHIP, CONDITION, OR CIRCUMSTANCE CONTEMPLATED BY, CREATED UNDER, OR ARISING PURSUANT TO OR IN CONNECTION WITH ANY CREDIT DOCUMENT, OR (3) INDEMNITEE'S SOLE OR CONCURRENT ORDINARY NEGLIGENCE.

                  (b) EACH INDEMNITOR AGREES, JOINTLY AND SEVERALLY, TO INDEMNIFY PROTECT AND DEFEND EACH INDEMNITEE FROM AND AGAINST, HOLD EACH INDEMNITEE HARMLESS FROM AND AGAINST, AND ON DEMAND PAY OR REIMBURSE EACH INDEMNITEE FOR, ALL INDEMNIFIED LIABILITIES.

                  (c) THE FOREGOING PROVISIONS (i) ARE NOT LIMITED IN AMOUNT EVEN IF THAT AMOUNT EXCEEDS THE OBLIGATION, (ii) INCLUDE, WITHOUT LIMITATION, REASONABLE FEES AND EXPENSES OF ATTORNEYS AND OTHER COSTS AND EXPENSES OF LITIGATION OR PREPARING FOR LITIGATION AND DAMAGES OR INJURY TO PERSONS, PROPERTY, OR NATURAL RESOURCES

         ARISING UNDER ANY STATUTORY OR COMMON LAW GOVERNMENTAL REQUIREMENT, PUNITIVE DAMAGES, FINES, AND OTHER PENALTIES, AND (iii) ARE NOT AFFECTED BY THE SOURCE OR ORIGIN OF ANY HAZARDOUS SUBSTANCE, AND (iv) ARE NOT AFFECTED BY ANY INDEMNITEE'S INVESTIGATION, ACTUAL OR CONSTRUCTIVE KNOWLEDGE, COURSE OF DEALING, OR WAIVER.

                  (d) However, no Indemnitee is entitled to be indemnified under the Credit Documents for its own fraud, gross negligence, or wilful misconduct.

                  (e) Although failure to do so does not reduce or impair any Indemnitor's obligations under this section, each Indemnitee shall promptly notify Borrower of any event about which the Indemnitee has received written notice and that is reasonably likely to result in any Indemnified Liability. Each Indemnitor may, at its own cost and expense, participate in the defense in any proceeding involving any Indemnified Liability. If no Event of Default or Potential Default exists, Indemnitors may assume the defense in that proceeding on behalf of the applicable Indemnitees, including the employment of counsel if first approved (which approval may not be unreasonably withheld) by the applicable Indemnitees. If Indemnitors assume any defense, they shall keep the applicable Indemnitees fully advised of the status of, and shall consult with, and receive the concurrence of, those Indemnitees before taking any material position in respect of, that proceeding. If Indemnitors consent, if an Event of Default, Potential Default or Material Adverse Event exists or if any Indemnitee reasonably determines that an actual conflict of interests exists between Indemnitors and that Indemnitee with respect to the subject matter of the proceeding or that Indemnitors are not diligently pursuing the defense, then (i) that Indemnitee may, at Indemnitors' joint and several expense, employ counsel to represent that Indemnitee that is separate from counsel for Indemnitors or any other Person in that proceeding and (ii) Indemnitors are no longer entitled to assume the defense on behalf of that Indemnitee. No Indemnitor may agree to the settlement of any Indemnified Liability, or any matters or issues material to or necessary for the resolution of any such liability, without the prior written consent of the applicable Indemnitees unless, as agreed to in writing by an Indemnitee, that settlement fully relieves those Indemnitees of any liability whatsoever for that Indemnified Liability. If an Indemnitee agrees to the settlement of any Indemnified Liability without the prior written consent of Indemnitors (which consent may not be unreasonably withheld), then Indemnitors are no longer obligated for that Indemnified Liability in respect of that Indemnitee.

                  (f) THE PROVISIONS OF AND INDEMNIFICATION AND OTHER UNDERTAKINGS UNDER THIS SECTION SURVIVE THE FORECLOSURE OF ANY LENDER LIEN OR ANY TRANSFER IN LIEU OF THAT FORECLOSURE, THE SALE OR OTHER TRANSFER OF ANY COLLATERAL OR REAL PROPERTY TO ANY PERSON, THE SATISFACTION OF THE OBLIGATION, THE TERMINATION OF THE CREDIT DOCUMENTS AND THE RELEASE OF ANY OR ALL LENDER LIENS.

         8.13 Post-Closing Covenants. Notwithstanding any other provision of this agreement or any other Credit Document:

                  (a) Interest Rate Hedging Agreement. Within 90 days of the Closing Date, Borrower shall enter into a Hedging Agreement with Administrative Agent, any Lender, or any other bank incorporated under the Governmental Requirements of the United States of America or any of its states with a short-term certificate of deposit credit rating of at least P-2 by Moody's Investors Service, Inc., or A-2 by Standard & Poor's Corporation, on terms acceptable to Administrative Agent and Borrower, regarding the hedging of Borrower's interest rate risk with respect to a $20,000,000 portion of the Obligation.

                  (b) Delivery of Account Control Agreements. Within 30 days of the Closing Date, Borrower shall cause to be executed and delivered to the Administrative Agent such documentation as is reasonably requested by Administrative Agent to perfect Lender Liens in the Money Market Account.

                  (c) Other Deliveries. Borrower shall cooperate with Administrative Agent's counsel in a timely manner to obtain, complete, file or otherwise complete all collateral documents not obtained on the Closing Date.

SECTION 9. NEGATIVE COVENANTS. For so long as any Lender is committed to lend or issue LCs under this agreement and until the Obligation has been fully paid and performed, Borrower covenants and agrees with Administrative Agent and Lenders as follows:

         9.1 Payroll Taxes. No Company may directly or indirectly use any proceeds of any Borrowing (i) for any purpose other than as represented in this agreement, or (ii) for the payment of wages of employees unless a timely payment to or deposit with the United States of America of all amounts of Tax required to be deducted and withheld with respect to such wages is also made.

         9.2 Debt. No Company may:

                  (a) Create, incur or suffer to exist (directly or indirectly) any direct, indirect, fixed or contingent liability for any Debt except the following (the "PERMITTED DEBT"):

                           (i)   the Obligation;

                           (ii)  the TROL Financing;

                           (iii) Unsecured Debt of any Company not otherwise
                  permitted by this SECTION 9.2, so long as

                                    (1) no Event of Default, Potential Default
                           or Material Adverse Event (y) exists on the date any such Debt is created, incurred or assumed or (z) arises as a result of, or after giving effect to, any such Debt incurrence,

                                    (2) the aggregate amount of all such
                           additional Debt does not exceed at any time an amount equal to $5,000,000 minus the outstanding Belgium Facility Debt, and

                                    (3) such additional Debt is subordinated to
                           the Obligation on terms acceptable to Required
                           Lenders;

                           (iv) any Debt relating to Hedging Agreements entered
                  into with respect to assets on the Companies' consolidated balance sheet;

                           (v) the Permitted Intercompany Guaranties;

                           (vi) the Permitted Intercompany Advances, so long as
                  such Permitted Intercompany Advances are evidenced by written promissory notes pledged to Administrative Agent for the benefit of Lenders as contemplated by the Credit Documents, including, without limitation, SECTION 5.2(c);

                           (vii) Debt incurred by Ultrak Europe, N.V. relating
                  to the acquisition of land and construction of improvements for Ultrak Europe, N.V.'s warehouse facility located in Antwerp, Belgium, such Debt to be limited to (i) $400,000 of Debt owing under a promissory note dated June 2, 1999, executed by Ultrak Europe, N.V. in favor of KBC Bank for the acquisition of the land for such facility, (ii) $1,800,000 of Capital Leases executed by Ultrak Europe, N.V., as lessee, and KBC Lease Belgium, N.V., as lessor, for the construction of improvements at such facility, and (iii) $500,000 of Capital Leases executed by Ultrak Europe, N.V., as lessee, and KBC Lease Belgium, N.V., as lessor, for acquisition and installation of technology at such facility (collectively, the "BELGIUM FACILITY DEBT"); and

                           (viii) Debt relating to F/X Contracts with a notional
                  amount of up to $1,000,000.

                  (b) Except for the Obligation, prepay, purchase, repurchase, defease or redeem, or cause to be prepaid, purchased, repurchased, defeased or redeemed, any principal of, or any premium (if any) or interest on, any of its Debt, or fund or cause to be funded any sinking or similar fund for any such Debt.

         9.3 Liens. No Company may (i) create, incur or suffer or permit to be created or incurred or to exist any Lien upon any of its properties except a Permitted Lien or (ii) enter into or permit to exist any arrangement or agreement that directly or indirectly prohibits any Company from creating or incurring any Lien on any of its assets or properties except (a) the Credit Documents, (b) any lease that places a Lien prohibition on only the property subject to that lease, and (c) arrangements and agreements that apply only to property subject to Permitted Liens. The following are PERMITTED LIENS:

                  (a) Lender Liens;

                  (b) Liens securing the TROL Financing so long as such liens are limited to the Real Property located at 1301 Waters Ridge Drive, Lewisville, Texas;

                  (c) Liens arising under Debt related to any Hedging Agreements permitted by this agreement;

                  (d) Any interest or title of a lessor in property being leased under an operating lease that does not constitute Debt;

                  (e) Banker's Liens and Rights of setoff or recoupment;

                  (f) Pledges or deposits made to secure any Company's payment of workers' compensation, unemployment insurance or other forms of governmental insurance or benefits or to participate in any fund in connection with workers' compensation, unemployment insurance, pensions or other social security programs which (in each case) are not made with any Collateral other than cash proceeds thereof arising in the ordinary course;

                  (g) Deposits (i) to secure any Company's performance of bids, trade contracts (except for the repayment of borrowed money) or leases arising in the ordinary course of business, which in each case are limited to no more than 10% of the face amount thereof, or (ii) to secure statutory obligations, surety or appeal bonds, or indemnity, performance or other similar bonds incurred in the ordinary course of its business which (in each case) are not made with any Collateral other than cash proceeds thereof arising in the ordinary course;

                  (h) Zoning and similar restrictions on the use of, and easements, restrictions, covenants, title defects and similar encumbrances on, Real Property that do not impair the use of such Real Property (other than of an inconsequential nature) and that are not violated by existing or proposed structures or land use;

                  (i) If no Lien has been filed in any jurisdiction or agreed to
         (i) claims and Liens for Taxes not yet due and payable, (ii) statutory mechanic's Liens and materialman's Liens for services or materials and similar statutory Liens incident to construction and maintenance of Real Property, in each case for which payment is not yet due and payable, (iii) statutory landlord's Liens for rental not yet due and payable and (iv) statutory Liens of warehousemen and carriers and similar statutory Liens securing obligations that are not yet due and payable;

                  (j) The following if (i) the validity or amount is being contested in good faith and by appropriate and lawful proceedings diligently conducted, (ii) reserve or other appropriate provision (if any) required by GAAP has been made, (iii) levy and execution has not issued or continues to be stayed, (iv) they do not individually or collectively detract from the value of the property of the Person in question or impair the use of that property in the operation of its business (other than, in each case, of an inconsequential nature) and
         (v) (other than ad valorem Tax Liens given statutory priority) they are subordinate to the Lender Liens to the extent that they cover
         Collateral: (1) Claims and Liens for Taxes; (2) claims and Liens upon, and defects of title to, real or personal property, including any attachment of personal or real property or other legal process before adjudication of a dispute on the merits; (3) claims and Liens of statutory mechanics, materialmen's, warehousemen's, carriers', landlords' or other like Liens; (4) Liens incident to construction and maintenance of Real Property; and (5) adverse judgments, attachments or orders on appeal for the payment of money; and

                  (k) Liens securing the Belgium Facility Debt, so long as such Liens are limited to Ultrak Europe, N.V.'s warehouse facility in Antwerp, Belgium and the property of Ultrak Europe, N.V. located therein.

         9.4 Employee Plans. No Company may permit any of the events or circumstances described in SECTION 7.11 to exist or occur except where the failure to perform the foregoing could not reasonably be expected to result in a Material Adverse Event.

         9.5 Transactions with Affiliates. No Company may enter into any transaction with any of its Affiliates except (i) transactions permitted under SECTIONS 9.7(j) and (k) and SECTION 9.9 and (ii) transactions (other than Investments) in the ordinary course of business and upon fair and reasonable terms not materially less favorable than it could obtain or could become entitled to in an arm's-length transaction with a Person that was not its Affiliate.

         9.6 Compliance with Governmental Requirements and Documents. No Company shall (i) violate the provisions of any Governmental Requirements (including, without limitation, OSHA and Environmental Governmental Requirements) applicable to it or of any material agreement to which it is a party or by which any of its property is subject or bound if that violation alone, or when aggregated with all other violations, reasonably could be expected to result in a Material Adverse Event, (ii) violate any provision of its Organizational Documents or
(iii) repeal, replace or amend any provision of its Organizational Documents if that action reasonably could be expected to result in a Material Adverse Event.

         9.7 Investments. No Company may make any Investments except the following (the "PERMITTED INVESTMENTS"):

                  (a) (i) Readily marketable, direct, full faith and credit obligations of the United States of America or obligations guaranteed by the full faith and credit of the United States of America and (ii) readily marketable obligations of an agency or instrumentality of, or corporation owned, controlled or sponsored by, the United States of America that are generally considered in the securities industry to be implicit obligations of the United States of America, in each case, due within one year after the acquisition of it (collectively, "GOVERNMENT SECURITIES");

                  (b) Readily marketable direct obligations of any state of the United States of America given on the date of such investment a credit rating of at least Aa by Moody's Investors Service, Inc. or AA by Standard & Poor's Corporation, in each case due within one year from the making of the investment;

                  (c) Certificates of deposit issued by, bank deposits in, eurodollar deposits through, bankers' acceptances of, and repurchase agreements covering Government Securities executed by, (i) any Lender or (ii) any bank incorporated under the Governmental Requirements of the United States of America or any of its states and given on the date of the investment a short-term certificate of deposit credit rating of at least P-2 by Moody's Investors Service, Inc., or A-2 by Standard & Poor's Corporation, in each case due within one year after the date of the making of the investment;

                  (d) Certificates of deposit issued by, bank deposits in, eurodollar deposits through, bankers' acceptances of, and repurchase agreements covering Government Securities executed by, any branch or office located in the United States of America of a bank incorporated under the Governmental Requirements of any jurisdiction outside the United States of America having on the date of the investment a short-term certificate of deposit credit rating of a least P-2 by Moody's Investors Service, Inc., or A-2 by Standard & Poor's Corporation, in each case due within one year after the date of the making of the investment;

                  (e) Extensions of trade credit by any Company made in the ordinary course of its business in a manner consistent with generally accepted industry practices;

                  (f) Up to $18,000,000 (at cost) of Permitted Public Company Holdings, provided that the cost basis of such investment, when added to the cost basis of the Permitted Investments described in CLAUSES (g) and (h) of this SECTION 9.7, may never exceed $18,000,000 in the aggregate;

                  (g) Borrower's investment from time to time in Detection Systems, Inc., provided that the cost basis of such investment, when added to the cost basis of the Permitted Investments described in CLAUSES (f) and (h) of this SECTION 9.7, may never exceed $18,000,000 in the aggregate;

                  (h) Customary capital contributions or other similar investments by any Company for the formation of any other Company (provided that the amount so contributed for the formation of any Company shall not exceed $100,000 for each such Company formed);

                  (i) Loans, advances, or extensions of credit by any Domestic Company to any other Domestic Company;

                  (j) The Permitted Intercompany Advances, so long as such Permitted Intercompany Advances are evidenced by written promissory notes pledged to Administrative Agent for the benefit of Lenders as contemplated by the Credit Documents, including, without limitation,
         SECTION 5.2(c);

                  (k) Permitted Acquisitions; and

                  (l) Borrower's investment in the Money Market Account.

         9.8 Distributions; Other Payments. No Company may declare, make or pay any Distribution except (i) Distributions paid in the form of additional equity that is not required to be redeemed or is redeemable at the option of the holder if certain events or conditions occur or exist or otherwise,

(ii) Distributions to Borrower from any other Company, (iii) Distributions from a Foreign Subsidiary to Ultrak Holdings, (iv) Distributions from Ultrak Operating to Ultrak GP and Ultrak LP, (v) Distributions of up to $117,210 per year representing preferred stock dividends from Borrower to Mr. George K. Broady made in respect of Borrower's Series A Preferred Stock, (vi) up to $4,000,000 in stock repurchases by Borrower relating to the "put rights" under the Casarotto Agreement (which are exercisable under certain circumstances during the period from April 9, 1999 to April 9, 2000), and (vii) during the period from February 16, 1999 through the entire term that this agreement is in effect, up to an aggregate of $2,000,000 in other stock repurchases by the Companies (for the avoidance of doubt, the restriction set forth in this clause
(vii) shall apply to the Companies taken as a whole and is not meant to apply to each Company individually).

         9.9 Disposition of Assets. No Company may sell, assign, lease, transfer or otherwise dispose of any of its assets (including, without limitation, equity interests in any other Company) other than a Permitted Asset Sale. Notwithstanding the foregoing, Borrower may sell its Permitted Investments described in SECTIONS 9.7(f)-(h) without being required to prepay the Obligation.

         9.10 Mergers, Consolidations, Dispositions and Dissolutions. No Company may merge or consolidate with any other Person, acquire, or in one or a series of related transactions, dispose (by sale, lease, sale-leaseback or otherwise) of all or substantially all of its assets and properties or dissolve except:

                  (a) if no Event of Default, Potential Default or Material Adverse Event exists or will exist as a result of it, any merger or consolidation between Companies (so long as (i) if Borrower is involved, it is the survivor, and (ii) if both Domestic Companies (other than Borrower) and Foreign Subsidiaries are involved, one or more Domestic Companies that have each previously executed a Guaranty and a Security Agreement are the survivors);

                  (b) if no Event of Default, Potential Default or Material Adverse Event exists or will exist as a result of it, any Permitted Acquisition;

                  (c) any disposition (by sale, lease, sale-leaseback or otherwise) of all or substantially all of the assets and properties of, or any dissolution of, any Domestic Company (other than Borrower) if substantially all of its assets and properties have been conveyed to any other Domestic Company that has previously executed and delivered a Guaranty and a Security Agreement;

                  (d) any disposition (by sale, lease, sale-leaseback or otherwise) of all or substantially all of the assets and properties of, or any dissolution of, any Foreign Subsidiary if substantially all of its assets and properties have been conveyed to any other Company; and

                  (e) any Permitted Asset Sale so long as all mandatory prepayments of the Obligation have been made.

         9.11 Assignment. No Company may assign or transfer any of its Rights, duties or obligations under any of the Credit Documents.

         9.12 Fiscal Year and Accounting Methods. No Company may change either its fiscal year for accounting purposes or any material aspect of its method of accounting.

         9.13 New Businesses. No Company may engage in any business except the businesses in which it is presently engaged and any other reasonably related business.

         9.14 Government Regulations. No Company may conduct its business in a way that it becomes regulated under the Investment Company Act of 1940, as amended, or the Public Utility Holding Company Act of 1935, as amended.

         9.15 Strict Compliance. No Company may indirectly do anything that it may not directly do under any covenant in any Credit Document.

SECTION 10. FINANCIAL COVENANTS. For so long as any Lender is committed to lend or issue LCs under this agreement, and until the Obligation has been fully paid and performed, Borrower covenants and agrees with Administrative Agent and Lenders as follows:

         10.1 Leverage Ratio. The ratio of the Companies' consolidated Funded Debt as of the last day of each fiscal quarter to the Companies' consolidated EBITDA for the four fiscal quarters then ended shall at no time exceed:

                   =============================================================================

                               FOR QUARTER(S) ENDED                          RATIO
                   --------------------------------------------- -------------------------------
                   12/31/98 through 3/31/99                               4.00 to 1.00
                   --------------------------------------------- -------------------------------

                   6/30/99                                                3.75 to 1.00
                   --------------------------------------------- -------------------------------

                   9/30/99                                                3.50 to 1.00

                   12/31/99                                               3.00 to 1.00

                   3/31/2000 and each fiscal quarter ending               2.75 to 1.00
                   thereafter
                   =============================================================================

         10.2 Fixed Charge Coverage Ratio. The ratio of the Companies' consolidated EBITR for the four fiscal quarters ending on the dates set forth below to the Companies' consolidated Debt Service Requirements for the four fiscal quarters then ended shall at all times exceed:

                   =============================================================================

                                    FOR QUARTER(S) ENDED                          RATIO
                   --------------------------------------------- -------------------------------
                   12/31/98                                                    3.00 to 1.00
                   --------------------------------------------- -------------------------------

                   3/31/99 through 6/30/2000                                   2.00 to 1.00

                   9/30/2000                                                   2.25 to 1.00

                   12/31/2000 and each fiscal quarter ending thereafter        2.50 to 1.00
                   =============================================================================


         10.3 Minimum Net Worth. The Companies' consolidated stockholders' equity shall not at any time be less than the sum of (a) $135,200,000 plus (b) an amount equal to 75% of the Companies' consolidated Net Income (without deduction for losses) for each fiscal quarter ending after September 30, 1998, and before the date of determination plus (c) 100% of the net (i.e., gross less usual and customary brokerage and after related costs and expenses) proceeds from the issuance and sale of any equity securities by any Company after September 30, 1998, other than the proceeds of any issuance and sale of any capital stock which is required to be redeemed, or is redeemable at the option of the holder, if certain events or conditions occur or exist or otherwise, less (d) the amount of any stock purchases permitted by SECTION 9.8(vi) or (vii) which occur after September 30, 1998.

         10.4 Capital Expenditures. For any fiscal year of Borrower, capital expenditures for the acquisition, construction, improvement or replacement of land, buildings, equipment or other fixed or capital assets or leaseholds (excluding expenditures properly chargeable to repairs or maintenance) for the Companies shall not exceed (a) $5,500,000 for Borrower's fiscal year ending December 31, 1999, and (b) $4,000,000 for any fiscal year thereafter.

         10.5 Liquidity Ratio. The ratio of the Companies' consolidated Adjusted Current Assets to the Companies' consolidated Adjusted Current Liabilities shall at all times exceed 1.25 to 1.00.

         10.6 Special Charges Affecting Covenant Calculations. For purposes of the covenant calculations set forth in this SECTION 10 (but not for the purpose of the calculation of the Applicable Margin or Applicable Percentage), EBITDA and EBITR shall be calculated by adding to such amounts (a) $750,000 in non-recurring special charges recognized by the Companies during the fiscal quarter ending March 31, 1999, and (b) $3,125,000 in non-recurring special charges recognized by the Companies during the fiscal quarter ending June 30, 1999. For the avoidance of doubt, these non-recurring special charges shall not be added back to EBITDA for the purpose of the calculation of the Applicable Margin or Applicable Percentage.

SECTION 11. EVENT OF DEFAULT. The term "EVENT OF DEFAULT" means the occurrence of any one or more of the following:

         11.1 Payment of Obligation. Borrower's failure or refusal to pay (i) principal of any Note, or any part thereof, on or before the date when due (including any required mandatory prepayment when due), or (ii) any other part of the Obligation on or before five Business Days after the date due.

         11.2 Covenants. Any Company's failure or refusal to punctually and properly perform, observe and comply with any of the covenants in SECTIONS 9 and
10. It shall also constitute an Event of Default if any Company fails or refuses to punctually and properly perform, observe and comply with any covenant or agreement in any Credit Document (other than covenants to pay the Obligation and covenants set forth in SECTIONS 9 and 10) applicable to it, and that failure or refusal continues for 10 Business Days after that Company has, or with the exercise at reasonable diligence should have had, notice of that failure or refusal.

         11.3 Debtor Relief. Any Company (i) is not Solvent, (ii) fails to pay its debts generally as they become due, (iii) voluntarily seeks, consents to or acquiesces in the benefit of any Debtor Relief Law or (iv) becomes a party to or is made the subject of any proceeding provided for by any Debtor Relief Law (except as a creditor or claimant) that could suspend or otherwise adversely affect the Rights of Administrative Agent or any Lender under the Credit Documents (unless, if the proceeding is instituted by a Person other than a Company, the applicable petition is dismissed within 60 days after its filing).

         11.4 Judgments and Attachments. Where the amount in controversy or of any judgment, as the case may be, against any Company exceeds, individually with respect to such Company or in the aggregate with respect to all Companies, $500,000, the Companies (or any of them) fail (i) to have discharged any attachment, sequestration or similar proceeding against any properties of any Company prior to the realization on any property of any Company, and in any event, within 30 days following the commencement of any such proceedings, (ii) to pay any money judgment against any Company within 30 days before the date on which any Company's assets may be lawfully sold to satisfy that judgment or
(iii) to pay a judgment in excess of $500,000 and such judgment remains unpaid and unstayed for more than 30 days.

         11.5 Government Action. Unless otherwise covered by any event described in SECTION 11.4, (i) the entry or issuance of an order by any Governmental Authority (including the United States Justice Department) seeking to cause any Company to divest a significant portion of its assets under any antitrust, restraint of trade, unfair competition, industry regulation or similar Governmental Requirements, or (ii) the commencement of any action or proceeding by any Governmental Authority (a) for the purpose of condemning, seizing or otherwise appropriating, or taking custody or control of all or any substantial portion of, any Company's assets or (b) which assert any material violation by, or material liability against, any Company based on any Environmental Governmental Requirement.

         11.6 Misrepresentation. Any representation or warranty made by any Company in any Credit Document at any time proves to have been false or incorrect in any material respect when made.

         11.7 Ownership of Other Companies. Except as a result of transactions permitted by this agreement, any Company (other than Borrower) fails to constitute the direct or indirect wholly owned Subsidiary of Borrower.

         11.8 Change of Control of Borrower. Upon the occurrence of any of the following (each a "CHANGE OF CONTROL"): (i) the individuals who, as of the date of this agreement, constitute the members of Borrower's board of directors (for purposes of this SECTION 11.8(i), the "INCUMBENT BOARD") do not constitute or cease for any reason to constitute at least 75% of Borrower's board of directors; (ii) any "person" (other than Mr. George K. Broady) or "group" (as such terms are used in Sections 13(d) and 14(d) of the Securities and Exchange Act of 1934, as amended (the "EXCHANGE ACT")) is or becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a person shall be deemed to have "beneficial ownership" of all securities that such person has the contractual right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 25% of the total voting power of the outstanding capital stock (having full voting power) of Borrower (for the purpose of this CLAUSE (ii), such person shall be deemed to beneficially own any such capital stock (having full voting power) of a specified corporation held by a parent corporation, if such person is the beneficial owner (as defined in this CLAUSE
(ii)), directly or indirectly, of more than 25% of the total voting power of the capital stock (having full voting power) of such parent corporation); (iii) the sale, transfer, sale-leaseback or other disposition, in one or a series of related transactions, of all or substantially all of the property of Borrower, or of Borrower and its Subsidiaries taken, as a whole, to any Person other than a Company; (iv) the merger or consolidation of Borrower into another Person, where the other Person is the surviving and continuing entity; or (v) the adoption of a plan relating to the liquidation or dissolution of Borrower or of Borrower and its Subsidiaries taken as a whole. For purposes of CLAUSE (i) of this SECTION 11.8, any individual who becomes a member of the board of directors or who obtains a voting interest after the date of this agreement and whose election, or nomination for election, was approved by a vote of the individuals comprising at least 75% of the incumbent board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest, as those terms are used in Rule 14a-11 of Regulation 14A under the Exchange Act) shall be deemed to be a member of the incumbent board.

         11.9 Change in Management. Any material change in the management of Borrower or the Companies as a whole, including, without limitation, Mr. George
K. Broady no longer serving as the chairman of the board or chief executive officer of Borrower.

         11.10 Other Funded Debt. In respect of any Funded Debt of any Company (other than the Obligation) individually or collectively of at least $500,000
(i) any Company fails to make any payment when due, (ii) any default or other event or condition occurs or exists beyond the applicable grace or cure period, the effect of which is to permit any holder of that Funded Debt to cause (whether or not it elects to cause) any of such Funded Debt to become due before its stated maturity or regularly scheduled payment dates, or

(iii) any of that Funded Debt is declared to be due and payable or required to be prepaid by any Company before its stated maturity.

         11.11 Hedging Agreements. Any default or event of default occurs in respect of any Hedging Agreement entered into by any Company.

         11.12 Validity and Enforceability. This agreement, any Note, Guaranty or any other Credit Document ceases to be in full force and effect or is declared to be null and void, or the validity or enforceability of any Credit Document or Lender Lien is contested by any Company or any other Person, or any Company or any other Person asserts the absence of, or denies that it has, any liability or obligations under any Credit Document to which it is a party except in accordance with that document's express provisions, or any Lender Lien shall fail to constitute a valid, perfected-first priority lien in favor of Administrative Agent for Lenders, except in accordance with the express provisions of any applicable Credit Document.

         11.13 Material Agreement Default or Cancellation. The default under, or breach or cancellation of, any agreement or other contractual arrangement to which any Company is a party or beneficiary or by which any of its property is bound or subject, which reasonably could be expected to result in any (i) significant impairment of (a) the ability of Borrower or any other Company to perform any of its payment or other material obligations under any Credit Document or (b) the ability of Administrative Agent or Lenders to enforce any of those obligations or any of their respective Rights under the Credit Documents,
(ii) significant and adverse effect on the business, management or financial condition of the Borrower or of the Companies as a whole, as represented to Lenders in the Financials then most recently received by them or (iii) event or circumstance that could result in an Event of Default or Potential Default pursuant to SECTIONS 11.1 through 11.13 (inclusive) or SECTION 11.14.

         11.14 LCs. Administrative Agent is served with, or becomes subject to, a court order, injunction, or other process or decree restraining or seeking to restrain it from paying any amount under any LC and either (a) a drawing has occurred under the LC, and Borrower has refused to reimburse Administrative Agent for payment, or (b) the expiration date of the LC has occurred, but the Right of the beneficiary to draw under the LC has been extended past the expiration date in connection with the pendency of the related court action or proceeding, and Borrower has failed to deposit with Administrative Agent cash collateral in an amount equal to Administrative Agent's maximum exposure under the LC.

SECTION 12. RIGHTS AND REMEDIES.

         12.1 Remedies Upon Event of Default.

                  (a) Debtor Relief. If an Event of Default exists under SECTION 11.3, the commitment to extend credit under this agreement automatically terminates and the entire unpaid principal balance of the Obligation, together with all interest accrued thereon, and all other amounts then accrued and unpaid, automatically become and shall be due and payable without any action of any kind whatsoever.

                  (b) Other Events of Default. If any Event of Default exists, Administrative Agent may (with the consent of, and must, upon the request of Required Lenders), do any one or more of the following: (i) If the maturity of the Obligation has not already been accelerated under SECTION 12.1(a), declare the entire unpaid principal balance of all or any part of the Obligation, together with all interest accrued thereon, and all other amounts then accrued and unpaid, immediately due and payable, whereupon it is due and payable; (ii) terminate the commitments of Lenders to extend credit under this agreement; (iii) reduce any claim to judgment; (iv) demand payment of an amount equal to the LC Exposure then existing and retain as collateral for the LC Exposure any amounts received from any Company, from any property of any Company, through offset or otherwise; and (v) exercise any and all other legal or equitable Rights afforded by the Credit Documents, by applicable Governmental Requirements or otherwise at law or in equity.

                  (c) Offset. If an Event of Default exists, to the extent not prohibited by applicable Governmental Requirements, each Lender may exercise the Rights of offset and banker's lien against each and every account and other property, or any interest therein, which any Company may now or hereafter have with, or which is now or hereafter in the possession of, that Lender to the extent of the full amount of the Obligation owed to that Lender.

         12.2 Company Waivers. To the extent not prohibited by applicable Governmental Requirements, Borrower and (pursuant to its Guaranty or its execution and delivery of, or consent to, any other Credit Document) each other Company waives, in respect to any action taken by Administrative Agent or Lenders at any time and from time to time pursuant to SECTION 12.1, presentment, demand for payment, protest, acceleration, notice of protest and nonpayment, NOTICE OF INTENTION TO ACCELERATE, NOTICE OF ACCELERATION, and all other notices and acts, and agrees that its liability with respect to all or any part of the Obligation is not affected by any renewal or extension in the time of payment of all or any part of the Obligation, by any indulgence, increase or other modification to, or by any release or change in any security for the payment of, all or any part of the Obligation.

         12.3 Performance by Administrative Agent. If any Company's covenant, duty or agreement is not performed in accordance with the terms of the Credit Documents, Administrative Agent may at its option (but subject to the approval of Required Lenders), perform or attempt to perform that covenant, duty or agreement on behalf of that Company, and any amount expended by or on behalf of Administrative Agent in its performance or attempted performance is payable by the Companies, jointly and severally, to Administrative Agent on demand, becomes part of the Obligation, and bears interest on the portion thereof from time to time unpaid at the Default Rate from the date of Administrative Agent's expenditure until paid. However, Administrative Agent does not assume and shall never have, except by its express written consent, any liability or responsibility for the performance of any Company's covenants, duties or agreements.

         12.4 Not in Control. Nothing in any Credit Document gives or may be deemed to give to Administrative Agent or any Lender the Right to exercise control over any Company's Real Property, other assets, affairs or management or to preclude or interfere with any Company's compliance with any Governmental Requirement or require any act or omission by any Company that may be harmful to Persons or property. Any "Material Adverse Event" or other materiality or substantiality qualifier of any representation, warranty, covenant, agreement or other provision of any Credit Document is included for credit documentation purposes only and does not imply and should not be deemed to mean that Administrative Agent or any Lender acquiesces in any non-compliance by any Company with any applicable Governmental Requirement, document, or otherwise or does not expect the Companies to promptly, diligently and continuously carry out all appropriate removal, remediation, compliance, closure or other activities required or appropriate in accordance with all Environmental Governmental Requirements. Administrative Agent's and Lenders' power is limited to the Rights provided in, or referred to by, the Credit Documents. All of those Rights exist solely to preserve and protect the Collateral and to assure payment and performance of the Obligation in accordance with the terms of the Credit Documents, and may be exercised in a manner determined to be appropriate by Administrative Agent or Lenders in their sole respective good faith business judgment.

         12.5 Course of Dealing. The acceptance by Administrative Agent or Lenders of any partial payment on the Obligation is not a waiver of any Event of Default then existing. No waiver by Administrative Agent, Required Lenders or Lenders of any Event of Default is a waiver of any other then-existing or subsequent Event of Default. No delay or omission by Administrative Agent, Required Lenders or Lenders in exercising any Right under the Credit Documents impairs that Right or is a waiver thereof or any acquiescence therein, nor will any single or partial exercise of any Right preclude other or further exercise thereof or the exercise of any other Right under the Credit Documents or otherwise.

         12.6 Cumulative Rights. All Rights available to Administrative Agent, Required Lenders and Lenders under the Credit Documents are cumulative of and in addition to all other Rights granted to Administrative Agent, Required Lenders and Lenders at law or in equity, whether or not the Obligation is due and payable and whether or not Administrative Agent, Required Lenders or Lenders have instituted any suit for collection, foreclosure, or other action in connection with the Credit Documents.

         12.7 Application of Proceeds. Any and all proceeds ever received by Administrative Agent or Lenders from the exercise of any Rights pertaining to the Obligation shall be applied to the Obligation according to SECTION 3.

         12.8 Certain Proceedings. Borrower shall promptly execute and deliver, or cause the execution and delivery of, all applications, certificates, instruments, registration statements, and all other documents and papers Administrative Agent or Required Lenders reasonably request in connection with the obtaining of any consent, approval, registration (other than securities law registrations), qualification, permit, license or authorization of any Governmental Authority or other Person necessary or appropriate for the effective exercise of any Rights under the Credit Documents. Because Borrower agrees that Administrative Agent's and Required Lenders' remedies under applicable Governmental Requirements for failure of Borrower to comply with the provisions of this section would be inadequate and that failure would not be adequately compensable in damages, Borrower agrees that the covenants of this section may be specifically enforced.

         12.9 Expenditures by Administrative Agent or Lenders. Any sums spent by Administrative Agent or any Lender in the exercise of any Right under any Credit Document is payable by the Companies to Administrative Agent within 15 Business Days of written demand, becomes part of the Obligation, and bears interest on the portion thereof from time to time unpaid at the Default Rate from the date spent until the date repaid.

         12.10 Diminution in Value of Collateral. Neither Administrative Agent nor any Lender has any liability or responsibility whatsoever for any diminution in or loss of value of any collateral now or in the future securing payment or performance of any of the Obligation (other than diminution in or loss of value caused by its own gross negligence or willful misconduct).

SECTION 13. ADMINISTRATIVE AGENT AND LENDERS.

         13.1 Administrative Agent.

                  (a) Appointment. Each Lender appoints Administrative Agent (including, without limitation, each successor Administrative Agent in accordance with this SECTION 13) as its nominee and agent to act in its name and on its behalf (and Administrative Agent and each such successor accepts that appointment): (i) To act as its nominee and on its behalf in and under all Credit Documents; (ii) to arrange the means whereby its funds are to be made available to Borrower under the Credit Documents; (iii) to take any action that it properly requests under the Credit Documents (subject to the concurrence of other Lenders as may be required under the Credit Documents); (iv) to receive all documents and items to be furnished to it under the Credit Documents; (v) to be the secured party, mortgagee, beneficiary, recipient and similar party in respect of any collateral for the benefit of Lenders; (vi) to promptly distribute to it all material information, requests, documents, and items received from Borrower under the Credit Documents; (vii) to promptly distribute to it its ratable part of each payment or prepayment (whether voluntary, as proceeds of collateral upon or after foreclosure, as proceeds of insurance thereon, or otherwise) in accordance with the terms of the Credit Documents; and (viii) to deliver to the appropriate Persons requests, demands, approvals, and consents received from it. However, Administrative Agent may not be required to take any action that exposes it to personal liability or that is contrary to any Credit Document or applicable Governmental Requirements.

                  (b) Successor. Administrative Agent may assign all of its Rights and obligations as Administrative Agent under the Credit Documents to any of its Affiliates, which Affiliate shall then be the successor Administrative Agent under the Credit Documents. Administrative Agent may also voluntarily resign and shall resign upon the request of Required Lenders for cause (i.e., Administrative Agent is continuing to fail to perform its responsibilities as Administrative Agent under the Credit Documents). If the initial or any successor Administrative Agent ever ceases to be a party to this agreement or if the initial or any successor Administrative Agent ever resigns (whether voluntarily or at the request of Required Lenders), then Required Lenders shall (which, if no Event of Default or Potential Default exists, is subject to Borrower's approval that may not be unreasonably withheld) appoint the successor Administrative Agent from among Lenders (other than the resigning Administrative Agent). If Required Lenders fail to appoint a successor Administrative Agent within 30 days after the resigning Administrative Agent has given notice of resignation or Required Lenders have removed the resigning Administrative Agent, then the resigning Administrative Agent may, on behalf of Lenders, appoint a successor Administrative Agent, which must be a commercial bank having a combined capital and surplus of at least $1,000,000,000 (as shown on its most recently published statement of condition). Upon its acceptance of appointment as successor Administrative Agent, the successor Administrative Agent succeeds to and becomes vested with all of the Rights of the prior Administrative Agent, and the prior Administrative Agent is discharged from its duties and obligations of Administrative Agent under the Credit Documents (but, when used in connection with LCs issued and outstanding before the appointment of the successor Administrative Agent, "Administrative Agent" shall continue to refer solely to the prior Administrative Agent, but any LCs issued or renewed after the appointment of any successor Administrative Agent shall be issued or renewed by the successor Administrative Agent), and each Lender shall execute the documents that any Lender, the resigning or removed Administrative Agent, or the successor Administrative Agent reasonably request to reflect the change. After any Administrative Agent's resignation or removal as Administrative Agent under the Credit Documents, the provisions of this section inure to its benefit as to any actions taken or not taken by it while it was Administrative Agent under the Credit Documents.

                  (c) Rights as Lender. Administrative Agent, in its capacity as a Lender, has the same Rights under the Credit Documents as any other Lender and may exercise those Rights as if it were not acting as Administrative Agent. The term "Lender", unless the context otherwise indicates, includes Administrative Agent. Administrative Agent's resignation or removal does not impair or otherwise affect any Rights that it has or may have in its capacity as an individual Lender. Each Lender and Borrower agree that Administrative Agent is not a fiduciary for Lenders or for Borrower but is simply acting in the capacity described in this agreement to alleviate administrative burdens for Borrower and Lenders, that Administrative Agent has no duties or responsibilities to Lenders or Borrower except those expressly set forth in the Credit Documents, and that Administrative Agent in its capacity as a Lender has the same Rights as any other Lender.

                  (d) Other Activities. Administrative Agent or any Lender may now or in the future be engaged in one or more loan, letter of credit, leasing, hedging agreement, or other financing transactions with Borrower, act as trustee or depositary for Borrower, or otherwise be engaged in other transactions with Borrower (collectively, the "OTHER ACTIVITIES") not the subject of the Credit Documents. Without limiting the Rights of Lenders specifically set forth in the Credit Documents,


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


         neither Administrative Agent nor any Lender is responsible to account to the other Lenders for those other activities, and no Lender shall have any interest in any other Lender's activities, any present or future guaranties by or for the account of Borrower that are not contemplated by or included in the Credit Documents, any present or future offset exercised by Administrative Agent or any Lender in respect of those other activities, any present or future property taken as security for any of those other activities, or any property now or hereafter in Administrative Agent's or any other Lender's possession or control that may be or become security for the obligations of Borrower arising under the Credit Documents by reason of the general description of indebtedness secured or of property contained in any other agreements, documents, or instruments related to any of those other activities (but, if any payments in respect of those guaranties or that property or the proceeds thereof is applied by Administrative Agent or any Lender to reduce the Obligation, then each Lender is entitled to share ratably in the application as provided in the Credit Documents).

         13.2 Expenses. Each Lender shall pay its Pro Rata Part of any reasonable expenses (including, without limitation, court costs, reasonable attorneys' fees and other costs of collection) incurred by Administrative Agent (while acting in such capacity) in connection with any of the Credit Documents if Administrative Agent is not reimbursed from other sources within 30 days after incurrence. Each Lender is entitled to receive its Pro Rata Part of any reimbursement that it makes to Administrative Agent if Administrative Agent is subsequently reimbursed from other sources.

         13.3 Proportionate Absorption of Losses. Except as otherwise provided in the Credit Documents, nothing in the Credit Documents gives any Lender any advantage over any other Lender insofar as the Obligation is concerned or relieves any Lender from ratably absorbing any losses sustained with respect to the Obligation (except to the extent unilateral actions or inactions by any Lender result in Borrower or any other obliger on the Obligation having any credit, allowance, setoff, defense, or counterclaim solely with respect to all or any part of that Lender's Pro Rata Part of the Obligation).

         13.4 Delegation of Duties; Reliance. Lenders may perform any of their duties or exercise any of their Rights under the Credit Documents by or through Administrative Agent, and Lenders and Administrative Agent may perform any of their duties or exercise any of their Rights under the Credit Documents by or through their respective Representatives. Administrative Agent, Lenders, and their respective Representatives (a) are entitled to rely upon (and shall be protected in relying upon) any written or oral statement believed by it or them to be genuine and correct and to have been signed or made by the proper Person and, with respect to legal matters, upon opinion of counsel selected by Administrative Agent or that Lender (but nothing in this CLAUSE (a) permits Administrative Agent to rely on (i) oral statements if a writing is required by this agreement or (ii) any other writing if a specific writing is required by this agreement), (b) are entitled to deem and treat each Lender as the owner and holder of its portion of the Obligation for all purposes until, written notice of the assignment or transfer is given to and received by Administrative Agent (and any request, authorization, consent, or approval of any Lender is conclusive and binding on each subsequent holder, assignee, or transferee of or Participant in that Lender's portion of the Obligation until that notice is given and received), (c) are not deemed to have notice of the occurrence of an Event of Default unless a responsible officer of Administrative Agent, who handles matters associated with the Credit Documents and transactions thereunder, has actual knowledge or Administrative Agent has been notified by a Lender or Borrower, and (d) are entitled to consult with legal counsel (including counsel for Borrower), independent accountants, and other experts selected by Administrative Agent and are not liable for any action taken or not taken in good faith by it in accordance with the advice of counsel, accountants, or experts.

         13.5 Limitation of Administrative Agent's Liability.

                  (a) Exculpation. Neither Administrative Agent nor any of its Affiliates or Representatives will be liable for any action taken or omitted to be taken by it or them under the Credit

         Documents in good faith and believed by it or them to be within the discretion or power conferred upon it or them by the Credit Documents or be responsible for the consequences of any error of judgment (except for fraud, gross negligence, or willful misconduct), and neither Administrative Agent nor any of its Affiliates or Representatives has a fiduciary relationship with any Lender by virtue of the Credit Documents (but nothing in this agreement negates the obligation of Administrative Agent to account for funds received by it for the account of any Lender).

                  (b) Indemnity. Unless indemnified to its satisfaction against loss, cost, liability, and expense, Administrative Agent may not be compelled to do any act under the Credit Documents or to take any action toward the execution or enforcement of the powers thereby created or to prosecute or defend any suit in respect of the Credit Documents. If Administrative Agent requests instructions from Lenders, or Required Lenders, as the case may be, with respect to any act or action in connection with any Credit Document, Administrative Agent is entitled to refrain (without incurring any liability to any Person by so refraining) from that act or action unless and until it has received instructions. In no event, however, may Administrative Agent or any of its Representatives be required to take any action that it or they determine could incur for it or them criminal or onerous civil liability. Without limiting the generality of the foregoing, no Lender has any right of action against Administrative Agent as a result of Administrative Agent's acting or refraining from acting under this agreement in accordance with instructions of Required Lenders.

                  (c) Reliance. Administrative Agent is not responsible to any Lender or any Participant for, and each Lender represents and warrants that it has not relied upon Administrative Agent in respect of, (i) the creditworthiness of any Company and the risks involved to that Lender,
         (ii) the effectiveness, enforceability, genuineness, validity, or the due execution of any Credit Document (except by Administrative Agent),
         (iii) any representation, warranty, document, certificate, report, or statement made therein (except by Administrative Agent) or furnished thereunder or in connection therewith, (iv) the adequacy of any collateral now or hereafter securing the Obligation or the existence, priority, or perfection of any Lien now or hereafter granted or purported to be granted on the collateral under any Credit Document, or
         (v) observation of or compliance with any of the terms, covenants, or conditions of any Credit Document on the part of any Company. EACH LENDER AGREES TO INDEMNIFY ADMINISTRATIVE AGENT AND ITS REPRESENTATIVES AND HOLD THEM HARMLESS FROM AND AGAINST (BUT LIMITED TO SUCH LENDER'S COMMITMENT PERCENTAGE OF) ANY AND ALL LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS, REASONABLE EXPENSES, AND REASONABLE DISBURSEMENTS OF ANY KIND OR NATURE WHATSOEVER THAT MAY BE IMPOSED ON, ASSERTED AGAINST, OR INCURRED BY THEM IN ANY WAY RELATING TO OR ARISING OUT OF THE CREDIT DOCUMENTS OR ANY ACTION TAKEN OR OMITTED BY THEM UNDER THE CREDIT DOCUMENTS IF ADMINISTRATIVE AGENT AND ITS REPRESENTATIVES ARE NOT REIMBURSED FOR SUCH AMOUNTS BY ANY COMPANY. ALTHOUGH ADMINISTRATIVE AGENT AND ITS REPRESENTATIVES HAVE THE RIGHT TO BE INDEMNIFIED UNDER THIS AGREEMENT FOR ITS OR THEIR OWN ORDINARY NEGLIGENCE, ADMINISTRATIVE AGENT AND ITS REPRESENTATIVES DO NOT HAVE THE RIGHT TO BE INDEMNIFIED UNDER THIS AGREEMENT FOR ITS OR THEIR OWN FRAUD, GROSS NEGLIGENCE, OR WILLFUL MISCONDUCT.

         13.6 Event of Default. While an Event of Default exists, Lenders agree to promptly confer in order that Required Lenders or Lenders, as the case may be, may agree upon a course of action for the enforcement of the Rights of Lenders. Administrative Agent is entitled to act or refrain from taking any action (without incurring any liability to any Person for so acting or refraining) unless and until it has received instructions from Required Lenders. In actions with respect to any Company's property, Administrative Agent is acting for the ratable benefit of each Lender.


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         13.7 Collateral Matters.

                  (a) General Authorization. Each Lender authorizes and directs Administrative Agent to enter into the Credit Documents for the Lender Liens and agrees that any action taken by Administrative Agent concerning any Collateral (with the consent or at the request of Required Lenders) in accordance with any Credit Document, that Administrative Agent's exercise (with the consent or at the request of Required Lenders) of powers concerning the Collateral in any Credit Document and that all other reasonably incidental powers are authorized and binding upon all Lenders.

                  (b) Maintaining Lender Liens. Administrative Agent is authorized on behalf of all Lenders, without the necessity of any notice to or further consent from any Lender, from time to time before an Event of Default or Potential Default, to take any action with respect to any Collateral or Credit Documents related to Collateral that may be necessary to perfect and maintain perfected the Lender Liens upon the Collateral.

                  (c) Limitation of Obligations. Except to use the same standard of care that it ordinarily uses for collateral for its sole benefit, Administrative Agent has no obligation whatsoever to any Lender or to any other Person to assure that the Collateral exists or is owned by any Company or is cared for, protected, or insured or has been encumbered or that the Lender Liens have been properly or sufficiently or lawfully created, perfected, protected, or enforced or are entitled to any particular priority.

                  (d) Standard of Care. Administrative Agent shall exercise the same care and prudent judgment with respect to the Collateral and the Credit Documents as it normally and customarily exercises in respect of similar collateral and security documents.

                  (e) Release of Collateral. Lenders irrevocably authorize Administrative Agent, at its option and in its discretion, to release any Lender Lien upon any Collateral (i) upon full payment of the Obligation, (ii) constituting property being disposed of as permitted under any Credit Document, (iii) constituting property in which no Company owned any interest at the time the Lender Lien was granted or at any time after that, (iv) constituting property leased to any Company under a lease that has expired or been terminated in a transaction permitted under the Credit Documents or is about to expire and that has not been, and is not intended by that Company to be, renewed, (v) consisting of an instrument evidencing Debt pledged to Administrative Agent (for the benefit of Lenders), if the underlying Debt has been paid in full, or (vi) if approved, authorized, or ratified in writing by Lenders. Upon request by Administrative Agent at any time, Lenders shall confirm in writing Administrative Agent's authority to release particular types or items of Collateral under this CLAUSE (e).

         13.8 Limitation of Liability. No Lender or any Participant will incur any liability to any other Lender or Participant except for acts or omissions in bad faith, and neither Administrative Agent nor any Lender or Participant will incur any liability to any other Person for any act or omission of any other Lender or any Participant.

         13.9 Relationship of Lenders. The Credit Documents do not create a partnership or joint venture among Administrative Agent and Lenders or among Lenders.

         13.10 Benefits of Agreement. None of the provisions of this section inure to the benefit of any Company or any other Person except Administrative Agent and Lenders. Therefore, no Company or any other Person is entitled to rely upon, or entitled to raise as a defense, in any manner whatsoever, the failure of Administrative Agent or any Lender to comply with these provisions.


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


SECTION 14. MISCELLANEOUS.

         14.1 Nonbusiness Days. Any payment or action that is due under any Credit Document on a non-Business Day may be delayed until the next-succeeding Business Day (but interest shall continue to accrue on any applicable payment until payment is in fact made) unless the payment concerns a LIBOR Rate Borrowing or a Eurocurrency Borrowing, in which case if the next-succeeding Business Day is in the next calendar month, then such payment shall be made on the next-preceding Business Day.

         14.2 Communications. Unless otherwise specifically provided, whenever any Credit Document requires or permits any consent, approval, notice, request or demand from one party to another, communication must be in writing (which may be by telex or fax) to be effective and shall be deemed to have been given (i) if by telex, when transmitted to the appropriate telex number and the appropriate answer back is received, (ii) if by fax, when transmitted to the appropriate fax number (and all communications sent by fax must be confirmed promptly thereafter by telephone; but any requirement in this parenthetical shall not affect the date when the fax shall be deemed to have been delivered),
(iii) if by mail, on the third Business Day after it is enclosed in an envelope and properly addressed, stamped, sealed and deposited in the appropriate official postal service, or (iv) if by any other means, when actually delivered. Until changed by notice pursuant to this agreement, the address (and fax number) for Administrative Agent, each initial Lender and Borrower is stated beside their respective signatures to this agreement. All borrowing requests and conversion notices relating to Eurocurrency Borrowings shall be delivered to the address for the Eurocurrency Lending Installation, with no requirement that they also be delivered to Administrative Agent's Dallas, Texas office. All other notices, certificates and other items required to be delivered under this agreement or the other Credit Documents shall be delivered to the address for the Administrative Agent and Lenders as set forth herein, with no requirement that they also be delivered to the Eurocurrency Lending Installation. Any required or optional delivery under the Credit Documents shall only be deemed made if delivered in accordance with the above-described requirements (i.e. no delivery to the Eurocurrency Lending Installation of items other than borrowing requests and conversion notices relating to Eurocurrency Borrowings shall be deemed made in accordance with the requirements of the Credit Documents, and no delivery to the Administrative Agent or any Lender of borrowing requests and conversion notices relating to Eurocurrency Borrowings shall be deemed made in accordance with the requirements of the Credit Documents). The address (and fax number) for each Lender who becomes party to this agreement after the Closing Date shall be stated beside its name on the then most recently amended SCHEDULE 2.

         14.3 Form and Number of Documents. The form, substance and number of counterparts of each writing to be furnished under this agreement must be reasonably satisfactory to Administrative Agent and its counsel.

         14.4 Exceptions to Covenants. No Company may take or fail to take any action that is permitted as an exception to any of the covenants contained in any Credit Document if that action or omission would result in the breach of any other covenant contained in any Credit Document.

         14.5 Survival. All covenants, agreements, undertakings, representations, and warranties made in any of the Credit Documents survive all closings under the Credit Documents and, except as otherwise indicated, are not affected by any investigation made by any party.

         14.6 Governing Governmental Requirements. Unless otherwise stated in any Credit Document, the Governmental Requirements of the State of Texas and of the United States of America govern the Rights and duties of the parties to the Credit Documents and the validity, construction, enforcement, and interpretation of the Credit Documents.

         14.7 Invalid Provisions. Any provision in any Credit Document held to be illegal, invalid or unenforceable is fully severable; the appropriate Credit Document shall be construed and enforced as if that provision had never been included; and the remaining provisions shall remain in full force and effect and shall not be affected by the severed provision. Administrative Agent, Lenders and each Company party to the affected Credit Document agree to negotiate, in good faith, the terms of a replacement provision as similar to the severed provision as may be possible and be legal, valid and enforceable.

         14.8 Conflicts Between Credit Documents. The provisions of this agreement control if in conflict (i.e., the provisions contradict each other as opposed to a Credit Document containing additional provisions not in conflict) with the provisions of any other Credit Document.

         14.9 Discharge and Certain Reinstatement. Borrower's obligations under the Credit Documents remain in full force and effect until Lenders have no commitment to extend credit under the Credit Documents and the Obligation is fully paid (except for provisions under the Credit Documents which by their terms expressly survive payment of the Obligation and termination of the Credit Documents). If any payment under any Credit Document is ever rescinded or must be restored or returned for any reason, then all Rights and obligations under the Credit Documents in respect of that payment are automatically reinstated as though the payment had not been made when due.

         14.10 Amendments, Consents, Conflicts, and Waivers.

                  (a) Required Lenders. Unless otherwise specifically provided
         (i) the provisions of this agreement may be amended, modified, or waived, only by an instrument in writing executed by Borrower, Administrative Agent, and Required Lenders and supplemented only by documents delivered or to be delivered in accordance with the express terms of this agreement, and (ii) the other Credit Documents may only be the subject of an amendment, modification, or waiver that has been approved by Required Lenders and Borrower.

                  (b) All Lenders. Any amendment to or consent or waiver under this agreement or any Credit Document that purports to accomplish any of the following must be by an instrument in writing executed by Borrower and Administrative Agent and executed (or approved, as the case may be) by each Lender: (i) Extends the due date or decreases the amount of any scheduled payment or amortization of the Obligation beyond the date specified in the Credit Documents; (ii) decreases any rate or amount of interest, fees, or other sums payable to Administrative Agent or Lenders under this agreement (except such reductions as are contemplated by this agreement); (iii) changes the definition of "COMMITMENT," "COMMITMENT PERCENTAGE," "REQUIRED LENDERS," or "PRO RATA PART," or the percentages in the definition of "BORROWING BASE"; (iv) increases any one or more Lenders' Commitment;
         (v) waives compliance with, amends, or fully or partially releases -- except as expressly provided in the Credit Documents or for when a Company merges into another Person or dissolves when specifically permitted in the Credit Documents -- any Guaranty or Collateral; or
         (vi) changes this CLAUSE (b) or any other matter specifically requiring the consent of all Lenders under this agreement.

                  (c) Conflicts. Any conflict or ambiguity between the terms and provisions of this agreement and terms and provisions in any other Credit Document is controlled by the terms and provisions of this agreement.

                  (d) Waivers. No course of dealing or any failure or delay by Administrative Agent, any Lender, or any of their respective Representatives with respect to exercising any Right of Administrative Agent or any Lender under this agreement operates as a waiver thereof. A waiver must be in writing and signed by Administrative Agent and Lenders (or Required Lenders, if permitted under this agreement) to be effective, and a waiver will be effective only in the specific instance and for the specific purpose for which it is given.

         14.11 Multiple Counterparts. Any Credit Document may be executed in a number of identical counterparts, and by each party thereto on separate counterparts (including, at Administrative Agent's discretion, counterparts or signature pages executed and transmitted by fax) with the same effect as if all signatories had signed the same document. All counterparts must be construed together to constitute one and the same instrument.

         14.12 Parties.

                  (a) Parties Bound. Each Credit Document binds and inures to the parties to it, any intended beneficiary of it, and each of their respective successors and permitted assigns. No Company may assign or transfer any Rights or obligations under any Credit Document without first obtaining all Lenders' consent, and any purported assignment or transfer without such consent is void. No Lender may transfer, pledge, assign, sell any participation in, or otherwise encumber its portion of the Obligation except as permitted by CLAUSES (b) or (c) below.

                  (b) Participations. Any Lender may (subject to the provisions of this section, in accordance with applicable Governmental Requirements, in the ordinary course of its business, and at any time) sell to one or more Persons (each a "PARTICIPANT") participating interests in its portion of the Obligation. The selling Lender remains a "Lender" under the Credit Documents, the Participant does not become a "Lender" under the Credit Documents, and the selling Lender's obligations under the Credit Documents remain unchanged. The selling Lender remains solely responsible for the performance of its obligations and remains the holder of its share of the Principal Debt for all purposes under the Credit Documents. Borrower and Administrative Agent shall continue to deal solely and directly with the selling Lender in connection with that Lender's Rights and obligations under the Credit Documents, and each Lender must retain the sole right and responsibility to enforce due obligations of the Companies. Participants have no Rights under the Credit Documents except certain voting rights as provided below. Subject to the following, each Lender may obtain (on behalf of its Participants) the benefits of SECTION 3 with respect to all participations in its part of the Obligation outstanding from time to time so long as Borrower is not obligated to pay any amount in excess of the amount that would be due to that Lender under SECTION 3 calculated as though no participations have been made. No Lender may sell any participating interest under which the Participant has any Rights to approve any amendment, modification, or waiver of any Credit Document except as to matters in
         SECTION 14.10(b)(i) and (ii).

                  (c) Assignments. Each Lender may make assignments to the Federal Reserve Bank. Each Lender may also assign to one or more assignees (each an "ASSIGNEE") all or any part of its Rights and obligations under the Credit Documents so long as (i) the assignor Lender and Assignee execute and deliver to Administrative Agent and Borrower for their consent and acceptance (that may not be unreasonably withheld in any instance and is not required if the Assignee is an Affiliate of the assigning Lender) an assignment and assumption agreement in substantially the form of EXHIBIT L (an "ASSIGNMENT") and pay to Administrative Agent a processing fee of $2,500, (ii) the assignment is for an identical percentage of the assignor Lender's Rights and obligations under the Term Loan and the Revolving Facility,
         (iii) the assignment must be for a minimum total Commitment of $5,000,000 and, if the assigning Lender retains any Commitment, it must be a minimum total Commitment of $5,000,000, and (iv) the conditions for that assignment set forth in the applicable Assignment are satisfied. The "Effective Date" in each Assignment must (unless a shorter period is agreeable to Borrower and Administrative Agent) be at least five Business Days after it is executed and delivered by the assignor Lender and the Assignee to Administrative Agent and Borrower for acceptance. Once that Assignment is accepted by Administrative Agent and Borrower, and subject to all of the following occurring, then, on and after the "Effective Date" stated in it (i) the Assignee automatically becomes a party to this agreement and, to the extent provided in that Assignment, has the Rights and obligations of a Lender under the Credit Documents,
         (ii) the assignor Lender, to the extent provided in that Assignment, is released from its obligations to fund Borrowings under this agreement and its reimbursement obligations under this agreement and, in the case of an Assignment covering all of the remaining portion of the assignor Lender's Rights and obligations under the Credit Documents, that Lender ceases to be a party to the Credit Documents, (iii) Borrower shall execute and deliver to the assignor Lender and the Assignee the appropriate Notes in accordance with this agreement following the transfer, (iv) upon delivery of the Notes under CLAUSE (iii) preceding, the assignor Lender shall return to Borrower all Notes previously delivered to that Lender under this agreement, and (v) SCHEDULE 2 is automatically deemed to be amended to reflect the name, address, telecopy number, and Commitment of the Assignee and the remaining Commitment (if any) of the assignor Lender, and Administrative Agent shall prepare and circulate to Borrower and Lenders an amended SCHEDULE 2 reflecting those changes.

         14.13 Venue, Service of Process, and Jury Trial. BORROWER AND (PURSUANT TO ITS GUARANTY OR ITS EXECUTION AND DELIVERY OF, OR CONSENT TO, ANY OTHER CREDIT DOCUMENT) EACH COMPANY, IN EACH CASE FOR ITSELF AND ITS SUCCESSORS AND ASSIGNS, IRREVOCABLY (a) SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS IN TEXAS, (b) WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE GOVERNMENTAL REQUIREMENTS, ANY OBJECTION THAT IT MAY NOW OR IN THE FUTURE HAVE TO THE LAYING OF VENUE OF ANY LITIGATION ARISING OUT OF OR IN CONNECTION WITH ANY CREDIT DOCUMENT AND THE OBLIGATION BROUGHT IN THE DISTRICT COURTS OF DALLAS COUNTY, TEXAS, OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF TEXAS, DALLAS DIVISION, (c) WAIVES ANY CLAIMS THAT ANY LITIGATION BROUGHT IN ANY OF THE FOREGOING COURTS HAS BEEN BROUGHT IN AN INCONVENIENT FORUM, (d) CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THOSE COURTS IN ANY LITIGATION BY THE MAILING OF COPIES OF THAT PROCESS BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, POSTAGE PREPAID, BY HAND DELIVERY, OR BY DELIVERY BY A NATIONALLY RECOGNIZED COURIER SERVICE, AND SERVICE SHALL BE DEEMED COMPLETE UPON DELIVERY OF THE LEGAL PROCESS AT ITS ADDRESS FOR PURPOSES OF THIS AGREEMENT, (e) AGREES THAT ANY LEGAL PROCEEDING AGAINST ANY PARTY TO ANY CREDIT DOCUMENT ARISING OUT OF OR IN CONNECTION WITH THE CREDIT DOCUMENTS OR THE OBLIGATION MAY BE BROUGHT IN ONE OF THE FOREGOING COURTS, AND (f) WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE GOVERNMENTAL REQUIREMENTS, ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY CREDIT DOCUMENT. The scope of each of the foregoing waivers is intended to be all encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including, without limitation, contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. BORROWER AND (PURSUANT TO ITS GUARANTY OR ITS EXECUTION AND DELIVERY OF, OR CONSENT TO, ANY OTHER CREDIT DOCUMENT) EACH OTHER COMPANY ACKNOWLEDGES THAT THESE WAIVERS ARE A MATERIAL INDUCEMENT TO ADMINISTRATIVE AGENT'S AND EACH LENDER'S AGREEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT ADMINISTRATIVE AGENT AND EACH LENDER HAS ALREADY RELIED ON THESE WAIVERS IN ENTERING INTO THIS AGREEMENT, AND THAT ADMINISTRATIVE AGENT AND EACH LENDER WILL CONTINUE TO RELY ON EACH OF THESE WAIVERS IN RELATED FUTURE DEALINGS. BORROWER AND (PURSUANT TO ITS guaranty OR ITS EXECUTION AND DELIVERY OF, OR CONSENT TO, ANY OTHER CREDIT DOCUMENT) EACH OTHER COMPANY FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THESE WAIVERS WITH ITS LEGAL COUNSEL, AND THAT IT KNOWINGLY AND VOLUNTARILY AGREES TO EACH WAIVER FOLLOWING CONSULTATION WITH LEGAL COUNSEL. The waivers in this section are irrevocable, meaning that they may not be modified either orally or in writing, and these waivers apply to any future renewals, extensions, amendments, modifications, or replacements in respect of the applicable

Credit Document. In connection with any Litigation, this agreement may be filed as a written consent to a trial by the court.

         14.14 Restatement of Existing Agreement. The parties to this agreement agree that, on the Closing Date, after all conditions precedent set forth in
SECTION 6.1 have been satisfied or waived: (a) the Obligations represents, among other things, the renewal, amendment, extension, consolidation and modification of the "Obligation" (as defined in the Existing Agreement); (b) this agreement is intended to, and does hereby, restate, renew, extend, amend, modify, consolidate, supersede and replace the Existing Agreement; (c) the Notes executed pursuant to this agreement amend, renew, extend, modify, replace, consolidate, substitute for and supercede in their entirety (but do not extinguish the Debt arising under) the promissory notes executed pursuant to the Existing Agreement; and (d) the entering into and performance of their respective obligations under this agreement and the transactions contemplated by the Credit Documents do not constitute a novation.

         14.15 Entirety. THE CREDIT DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN BORROWER, THE OTHER COMPANIES, LENDERS, AND ADMINISTRATIVE AGENT AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.



                     [REMAINDER OF PAGE INTENTIONALLY BLANK.
                             SIGNATURE PAGE FOLLOWS]


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         DULY EXECUTED AND DELIVERED by each of the signatories hereto as of the date first stated in this agreement.



Address for Notice                    ULTRAK, INC., as Borrower

Ultrak, Inc.
1301 Waters Ridge Drive
Lewisville, Texas 75057
Attn: Mr.  Tim D. Torno,
      Vice President - Finance        By:
                                         ---------------------------------------
Fax No.: (972) 353-6679                  Tim D. Torno, Vice President - Finance




Address for Notice                    BANK ONE, TEXAS, N.A.,
                                      as Administrative Agent and a Lender
Bank One, Texas, N.A.
1717 Main Street, 3rd Floor
Dallas, Texas  75201
Attn:    Alan L. Miller,              By:
         Vice President                  ---------------------------------------
                                         Alan L. Miller, Vice President
Fax No.: (214) 290-2305




Address for Notice                    WELLS FARGO BANK (TEXAS),
                                      NATIONAL ASSOCIATION,
Wells Fargo Bank (Texas),             as a Lender
National Association
1445 Ross @ Field, 3rd Floor
Dallas, Texas 75202
Attn:    Kyle Hranicky,               By:
         Vice President                  ---------------------------------------
Fax No.: (214) 969-0370                  Kyle Hranicky, Vice President

                                   SCHEDULE 2

                            LENDERS AND COMMITMENTS


     ===========================================================================================================

                                                                                                  COMBINED
              NAME AND ADDRESS OF LENDER            REVOLVING FACILITY       TERM LOAN           COMMITMENT
     ============================================== ==================== =================== ===================
     BANK ONE, TEXAS, N.A.
     1717 MAIN STREET, 3RD FLOOR
     DALLAS, TX 75201                                   $21,900,000         $14,600,000         $36,500,000
     ATTENTION:  ALAN L. MILLER, VICE PRESIDENT
     TEL 214/290-2299
     FAX 214/290-2305

     LENDING INSTALLATION FOR EUROCURRENCY
     BORROWINGS

     THE FIRST NATIONAL BANK OF CHICAGO
     1 TRITON SQUARE
     LONDON
     NW1 3FN
     ATTN: DOT O'FLAHERTY
     FAX NO.: 44 171 9034148

     ---------------------------------------------- -------------------- ------------------- -------------------

     WELLS FARGO BANK (TEXAS),
     NATIONAL ASSOCIATION
     1445 ROSS @ FIELD, 3RD FLOOR                       $ 8,100,000         $ 5,400,000         $13,500,000
     DALLAS, TEXAS 75202
     ATTENTION: KYLE HRANICKY, VICE PRESIDENT
     TEL 214/740-1560
     FAX 214/969-0370

     LENDING INSTALLATION FOR EUROCURRENCY
     BORROWINGS

     JENNY LIEN
     WELLS FARGO BANK, N.A.
     444 MARKET ST., 17TH FLOOR
     SAN FRANCISCO, CA 94163
     FAX NO.: 415/391-1370

     ---------------------------------------------- -------------------- ------------------- -------------------

     TOTAL                                              $30,000,000         $20,000,000         $50,000,000
     ============================================== ==================== =================== ===================

                                  SCHEDULE 7.3

                         INFORMATION REGARDING COMPANIES


==========================================================================================================

                                     INFORMATION REGARDING COMPANIES
==========================================================================================================
                                    STATE OF        STATES QUALIFIED
            NAME/                INCORPORATION/        AS FOREIGN              TRADE NAMES USED IN
          OWNERSHIP                FORMATION          CORP./ENTITY              LAST FOUR MONTHS
------------------------------ ------------------- -------------------- ----------------------------------
Ultrak, Inc.                   Delaware            None                 None

------------------------------ ------------------- -------------------- ----------------------------------

Ultrak Operating, L.P.         Texas               Nevada               International
      Ultrak GP, Inc. is the                                            Business
      1% General Partner of                                             Development
      Ultrak Operating, L.P.                                            Groupe Bisset USA
                                                                        MAXPRO USA
      Ultrak LP, Inc. is the                                            Ultrak Special Projects
      99% Limited Partner of                                            GPS Standard
      Ultrak Operating, L.P.                                            Ultrak International;
                                                                        Ultrak OEM
                                                                        Ultrak Financial Services
                                                                        Mobile Video Products
                                                                        The Focus Company
                                                                        Smart Choice
                                                                        Exxis Security
                                                                        Closed Circuit Service
                                                                        Industrial Vision Source
                                                                        CCTV Source
                                                                        Loss Prevention Electronics
                                                                        Ultrak - Denver
                                                                        Ultrak
------------------------------ ------------------- -------------------- ----------------------------------

Ultrak GP, Inc.                Delaware            Texas                None
      100% owned by Ultrak,
      Inc.
------------------------------ ------------------- -------------------- ----------------------------------

Ultrak LP, Inc.                Delaware            None                 None
      100% owned by

==============================================================================================================

                                     INFORMATION REGARDING COMPANIES
==============================================================================================================
                                STILL USING
            NAME/                  NAME?             CHIEF EXECUTIVE
          OWNERSHIP                 Y/N                   OFFICE                 OTHER PRINCIPAL OFFICES
------------------------------ --------------- ----------------------------- ---------------------------------
Ultrak, Inc.                        Not        1301 Waters Ridge Dr.         None
                                 applicable    Lewisville, Texas 75057
------------------------------ --------------- ----------------------------- ---------------------------------
Ultrak Operating, L.P.               Y         1301 Waters Ridge Dr.         4301 South Cameron
      Ultrak GP, Inc. is the                   Lewisville, Texas 75057       Suite 12
      1% General Partner of          Y                                       Las Vegas, Nevada 89103
      Ultrak Operating, L.P.         Y
                                     Y                                       6252 West 91st Ave.
      Ultrak LP, Inc. is the         Y                                       Westminster, Colorado 80030
      99% Limited Partner of         Y
      Ultrak Operating, L.P.         Y                                       4101 Ravenwood Rd.
                                     Y                                       Suite 319
                                     Y                                       Fort Lauderdale, Florida 33312
                                     Y
                                     Y
                                     Y
                                     Y
                                     Y
                                     Y
                                     Y
                                     Y
                                     Y

------------------------------ --------------- ----------------------------- ---------------------------------

Ultrak GP, Inc.                Not applicable  1301 Waters Ridge Dr.         None
      100% owned by Ultrak,                    Lewisville, Texas 75057
      Inc.
------------------------------ --------------- ----------------------------- ---------------------------------

Ultrak LP, Inc.                Not             1105 North Market Street      None
      100% owned by                            Suite 1300

 Ultrak, Inc.
------------------------------ ------------------- -------------------- ----------------------------------

Diamond Electronics, Inc.      Ohio                Texas                Diamond
      100% owned by Ultrak,                                             Diamond Electronics
      Inc.                                                              Ultrak Ohio
------------------------------ ------------------- -------------------- ----------------------------------

Monitor Dynamics, Inc.         California          Texas                Monitor
      100% owned by Ultrak,                        Virginia             MDI
      Inc.                                                              Ultrak California
------------------------------ ------------------- -------------------- ----------------------------------

ABM Data Systems, Inc.         Texas               None                 ABM Data Systems
      100% owned by Ultrak,                                             Phoenix Software
      Inc.

------------------------------ ------------------- -------------------- ----------------------------------

Ultrak Holdings Limited        United Kingdom      None                 None
      100% owned by Ultrak,
      Inc.


------------------------------ ------------------- -------------------- ----------------------------------

Groupe Bisset, S.A.            France              None                 Ultrak France
      100% owned by Ultrak                                              Bisset
      Holdings Limited
------------------------------ ------------------- -------------------- ----------------------------------

Ultrak Asia Pty., Ltd.         Australia           None                 Ultrak Australia
      100% owned by Ultrak,                                             MAXPRO
      Inc.                                                              MAXPRO Systems
------------------------------ ------------------- -------------------- ----------------------------------

VideV GmbH                     Germany             None                 Ultrak Germany
      100% owned by Ultrak                                              VideV
      Holdings Limited
------------------------------ ------------------- -------------------- ----------------------------------

Intervision Express Limited    England             None                 Ultrak U.K.
      100% owned by Ultrak                                              Intervision
      Holdings Limited                                                  Intervision Express
------------------------------ ------------------- -------------------- ----------------------------------


                                               P.O. Box 8985
                                               Wilmington, Delaware 19899
                                 applicable    Attn: Phyllis Kudarczuk
------------------------------ --------------- ----------------------------- ---------------------------------

Diamond Electronics, Inc.            Y         4465 Coonpath Road            None
      100% owned by Ultrak,          Y         Carroll, Ohio 43112
      Inc.
------------------------------ --------------- ----------------------------- ---------------------------------

Monitor Dynamics, Inc.               Y         9518 Ninth Street             11216 Waples Mill Rd.
      100% owned by Ultrak,          Y         Rancho Cucamonga, CA 91730    Suite 1B
      Inc.                                                                   Fairfax, Virginia 22030
------------------------------ --------------- ----------------------------- ---------------------------------

ABM Data Systems, Inc.         Not applicable  9020 Capitol of Texas         None
      100% owned by Ultrak,                    Highway North
      Inc.                                     Suite 540
                                               Austin, Texas 78759
------------------------------ --------------- ----------------------------- ---------------------------------

Ultrak Holdings Limited        Not applicable  MSP Secretaries, Ltd.         None
      100% owned by Ultrak,                    22 Melton Street
      Inc.                                     London
                                               NW1 2BW
                                               UK
------------------------------ --------------- ----------------------------- ---------------------------------

Groupe Bisset, S.A.                  Y         98 Ter, Boulevard Heloise     None
      100% owned by Ultrak           Y         F-95103 Argenteuil CEDEX
      Holdings Limited                         France
------------------------------ --------------- ----------------------------- ---------------------------------

Ultrak Asia Pty., Ltd.               Y         1/25 Irving Dr.               Level 21, 201 Miller Street
      100% owned by Ultrak,          Y         Malaga, WA 6090               North Sydney, NSW 20060
      Inc.                           Y         Australia                     Australia
------------------------------ --------------- ----------------------------- ---------------------------------

VideV GmbH                           Y         Gro(beta)enbaumer Weg 10      None
      100% owned by Ultrak           Y         D-40472 Dusseldorf
      Holdings Limited                         Germany
------------------------------ --------------- ----------------------------- ---------------------------------

Intervision Express Limited          Y         Unit 445 Oakshot Place        None
      100% owned by Ultrak           Y         Walton Summit
      Holdings Limited               Y         Preston, England
                                               PR5 8AT

------------------------------ ------------------- -------------------- ----------------------------------
      Limited
------------------------------ ------------------- -------------------- ----------------------------------

Casarotto Security S.p.A.      Italy               None                 Ultrak Italy
      100% owned by Ultrak                                              Casarotto
      Holdings Limited                                                  Casarotto Security

------------------------------ ------------------- -------------------- ----------------------------------

Philtech Electronic Services   South Africa        None                 Ultrak South Africa
(Proprietary) Limited                                                   Philtech
      100% owned by Ultrak,                                             Philtech Electronic
      Inc.                                                              Philtech Electronic Services

------------------------------ ------------------- -------------------- ----------------------------------

Ultrak (Asia) Pte. Ltd.        Republic of         None                 Ultrak Asia
      100% owned by Ultrak,    Singapore
      Inc.

Security Procurement, B.V.     Netherlands         None                 None
      100% owned by Groupe
      Bisset, S.A.
------------------------------ ------------------- -------------------- ----------------------------------

Security Procurement-France    France              None                 None
      100% owned by Groupe
      Bisset, S.A.

------------------------------ ------------------- -------------------- ----------------------------------

Videosys Limited               United Kingdom      None                 None
      100% owned by Ultrak
      Holdings Limited

------------------------------ ------------------- -------------------- ----------------------------------

Ultrak Europe N.V.             Belgium             None                 Ultrak Europe
      99% owned by Ultrak,                                              Ultrak Belgium
      Inc.

      1% owned by Ultrak
      Holdings Limited


                                               U.K.
------------------------------ --------------- ----------------------------- ---------------------------------

Casarotto Security S.p.A.            Y         Via Treviso 2/4               None
      100% owned by Ultrak           Y         I-31020 San Vendemiano
      Holdings Limited               Y         (Treviso)
                                               Italy
------------------------------ --------------- ----------------------------- ---------------------------------

Philtech Electronic Services         Y         Quality House                 None
(Proprietary) Limited                Y         Saint Christopher House
      100% owned by Ultrak,          Y         Saint Andrews
      Inc.                           Y         Bedfordview 2007
                                               South Africa
------------------------------ --------------- ----------------------------- ---------------------------------

Ultrak (Asia) Pte. Ltd.              Y         221 Henderson Road            None
      100% owned by Ultrak,                    #06-18 Henderson Bldg.
      Inc.                                     Singapore 159557

Security Procurement, B.V.     Not applicable  Forum Administrations, B.V.   None
      100% owned by Groupe                     Weena 336
      Bisset, S.A.                             3012 NJ Rotterdam
                                               P.O. Box 21850
                                               3001 AW Rotterdam
                                               Netherlands
------------------------------ --------------- ----------------------------- ---------------------------------

Security Procurement-France    Not applicable  98 Ter, Boulevard Heloise     None
      100% owned by Groupe                     F-95103 Argenteuil
      Bisset, S.A.                             CEDEX
                                               France
------------------------------ --------------- ----------------------------- ---------------------------------

Videosys Limited               Not applicable  Mears House                   None
      100% owned by Ultrak                     194-196 Finchley Road
      Holdings Limited                         London, UK NW3 6BX

------------------------------ --------------- ----------------------------- ---------------------------------

Ultrak Europe N.V.                   Y         Regus Astrid Park Plaza       None
      99% owned by Ultrak,           Y         Koningin Astridplein 5
      Inc.                                     Antwerp B-2018
      1% owned by Ultrak                       Belgium
      Holdings Limited

Multi Concept Systemes, S.A.   Switzerland         None                 MCS
      100% owned by Ultrak                                              Ultrak Switzerland
      Holdings Limited

MACH Security, Sp.z o.o.       Poland              None                 MACH
      100% owned by Ultrak                                              Mach Security
      Holdings Limited                                                  Ultrak Poland
------------------------------ ------------------- -------------------- ----------------------------------


Multi Concept Systemes, S.A.         Y         Ch.du Closalet 4              None
      100% owned by Ultrak           Y         CH-1023 Crissier
      Holdings Limited                         Switzerland

MACH Security, Sp.z o.o.             Y         Al. Wojska Poskiego 70        None
      100% owned by Ultrak           Y         70-479 Szezecin
      Holdings Limited               Y         Poland
============================== =============== ============================= =================================

                              ORGANIZATIONAL CHART

                                 Attached Hereto

                                  SCHEDULE 7.8


                                   LITIGATION


                                      None